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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09721
Allianz Global Investors Managed Accounts Trust
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019

(Address of principal executive offices)	(Zip code)
Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: October 31, 2011
Date of reporting period: October 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Shareholders

     October 31, 2011

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C, M, R

Contents

Letter to Shareholders	2 – 3
Important Information	4
Portfolio Insights	5 – 7
Performance & Statistics	8 – 10
Benchmark Descriptions	11
Schedules of Investments	12 – 65
Statements of Assets and Liabilities	66
Statements of Operations	67
Statements of Changes in Net Assets	68 – 70
Financial Highlights	71 – 73
Notes to Financial Statements	74 – 111
Report of Independent Registered Public Accounting Firm	112
Change to Board of Trustees/Tax Information	113
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	114 – 116
Privacy Policy	117
Board of Trustees	118
Fund Officers	119

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 1

Dear Shareholder:

Hans W. Kertess
Chairman

Brian S. Shlissel
President & CEO

The U.S. economy entered its third consecutive year of expansion during the twelve-month reporting period ended October 31, 2011. After a weak start, growth accelerated despite a series of geopolitical events in both the U.S. and abroad that produced business and investor uncertainty along with extraordinary market volatility.

Twelve Months in Review
For the fiscal twelve-month period ended October 31, 2011, the Allianz Global Investors Managed Accounts Trust:

•	Fixed Income SHares: Series C returned 2.75% prior to the deduction of fees.

•	Fixed Income SHares: Series M returned 1.95% prior to the deduction of fees.

•	Fixed Income SHares: Series R returned 12.23% prior to the deduction of fees.

The acceleration in U.S. economic growth was reflected in gross domestic product (“GDP”) data as issued by the U.S. Commerce Department. As the fiscal year began, GDP, the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, rose at a 2.3% annual rate. The annual rate slowed to 0.4% between January and March 2011 before expanding at a 1.3% annual pace during the April to June 2011 period and to a 2.0% annual rate between July and September 2011.

During the fiscal reporting period, Standard & Poor’s (“S&P”) downgraded the U.S. government’s long-term credit rating from AAA to AA+. S&P indicated that it was concerned that political dysfunction in Washington might preclude any substantive progress in containing the federal government’s mounting deficit. The other major ratings agencies, however, reaffirmed their highest ratings for U.S. credit.

Ironically, the S&P downgrade appeared to solidify the appeal of U.S. Treasury bonds as a relative safe haven for investors. In the wake of the S&P announcement, which coincided with renewed fears of Europe’s sovereign debt crisis, many investors shifted assets out of the stock market and into U.S. government

2 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

securities. The yield on the benchmark 10-year Treasury bond dropped to 1.72%, the lowest such yield in more than a half century. The 10-year Treasury bond had yielded as much as 3.75% earlier in the fiscal period.

During the fiscal period, the Federal Reserve (“the Fed”) ended a second round of quantitative easing designed to stimulate the economy, but soon embarked upon a third effort. The latest initiative, dubbed “Operation Twist,” involves the selling of $400 billion of short-term Treasury securities in exchange for a similar amount of longer-term bonds. The Fed has indicated this move is aimed at lowering longer-term bond yields while maintaining short-term rates at their current and historically low levels. This is regarded as an attempt to boost the ailing housing market by lowering mortgage rates, though such rates stand at the lowest levels in a half century.

Outlook
Although there are no guarantees, the Fed has maintained its belief that U.S. expansion will continue, growing at projected annual rates of 2.5% to 2.9% in 2012, and 3.0% to 3.5% in 2013. As for unemployment, the Fed forecasts a jobless rate above 8.5% through December 2012 and above 7.8% through December 2013.

Another concern that could produce further uncertainty and volatility in the financial markets is the failure of the Congressional “super committee” to agree on $1.2 trillion in spending cuts.

Together with Allianz Global Investors Fund Management LLC, the Portfolios’ investment manager and Pacific Investment Management Company LLC, the Portfolios’ sub-adviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 3

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C, M, R
Important Information
October 31, 2011 (unaudited)

In an economic environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds and fixed income securities held by a fund and are likely to cause these instruments to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Fixed Income SHares: Series C, M and R (the “Portfolios”) may be subject to various risks as described in their prospectuses. Some of these risks may include, but are not limited to, the following: derivatives risk, foreign (non-U.S.) investment risk, high-yield security risk, counterparty risk and issuer non-diversification risk. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks, such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic, political and other developments. This risk may be enhanced when a Portfolio invests in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified Portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall Portfolio.

Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Portfolios’ Investment Manager and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serves as the sub-adviser. The Portfolios’ Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios’ shareholder servicing agent at (800) 628-1237, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in each Portfolio at the beginning of each specified period from its value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return during the period.

An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. The following data is provided for informational purposes only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

This report, including the financial information herein, is transmitted to the shareholders of Allianz Global Investors Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any other securities mentioned in this report.

4 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C Portfolio Insights
October 31, 2011 (unaudited)

Symbol:	Primary Investments:	Inception Date:

FXICX	Intermediate maturity fixed income securities.	3/17/00

Net Assets:
$3.7 billion

Portfolio Managers:
Curtis Mewbourne

For the 12 months ended October 31, 2011, Series C returned 2.75%, prior to the deduction of fees, underperforming the unmanaged Barclays Capital Intermediate U.S. Credit Index (the “benchmark index”), which returned 3.43% during the reporting period.

Policymakers around the world continued to have a significant impact, and growing uncertainty and volatility characterized the market during the fiscal year ended October 31, 2011. The Federal Reserve’s (“the Fed”) announcement of a second round of quantitative easing in November 2010 and the extension of the Bush-era tax cuts passed by Congress provided a boost to riskier asset classes and pushed interest rates higher across the yield curve at the beginning of the reporting period.

Throughout the fiscal year, bond markets posted positive returns given the slow pace of the economic recovery. Volatility was amplified during the second half of the fiscal year due to a host of negative news, including Standard & Poor’s downgrade of the long-term U.S. credit rating, concern surrounding the sovereign debt crisis in Europe and lower global growth expectations. As a result, the market experienced a massive sell-off in risky assets. In addition, the Fed launched “Operation Twist,” signaling its intent to purchase $400 billion of long-dated Treasuries by the end of June 2012. This further fueled the rally in Treasuries.

Performance Drivers
Overall, Series C’s U.S. duration positioning detracted from performance, as the 10-year U.S. Treasury yield fluctuated throughout the fiscal year, ending 49 basis points lower during the 12 months ended October 31, 2011. Strategies designed to benefit from a steepening in the U.S. Treasury yield curve detracted from returns as the 2-year U.S Treasury yield fell 10 basis points, while the 30-year U.S. Treasury yield fell 85 basis points and the yield curve flattened. Non-U.S. interest rate exposure, particularly in core Europe and Australia, contributed to performance, as yields declined in these countries during the period.

Sector positioning produced mixed results during the reporting period. An emphasis on bonds of financial companies within the corporate bond market detracted from returns as financials underperformed the broader investment grade corporate market amid the backdrop of increased systemic risks. An exposure to high yield securities contributed to performance as this sector outperformed Treasuries of similar duration. An allocation to emerging market external debt, as measured by the Barclays Emerging Market (U.S. Dollar) Index, detracted from results as it underperformed like-duration U.S. Treasuries amid increased volatility and macroeconomic indicators that pointed to lower global growth. Holdings of agency mortgage-backed securities were neutral for performance as this sector performed in line with similar duration U.S. Treasuries.

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 5

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series M Portfolio Insights
October 31, 2011 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIMX	Intermediate maturity mortgage-backed securities.	3/17/00

Net Assets:
$3.6 billion

Portfolio Managers:
Curtis Mewbourne

For the 12 months ended October 31, 2011, Series M returned 1.95%, prior to the deduction of fees, underperforming the unmanaged Barclays Capital Fixed Rate Mortgage Backed Securities Index (the “benchmark index”), which returned 4.58% during the reporting period.

Policymakers around the world continued to have a significant impact, and growing uncertainty and volatility characterized the market during the fiscal year ended October 31, 2011. The Federal Reserve’s (“the Fed”) announcement of a second round of quantitative easing in November 2010 and the extension of the Bush-era tax cuts passed by Congress provided a boost to riskier asset classes and pushed interest rates higher across the yield curve at the beginning of the reporting period.

Throughout the fiscal year, bond markets posted positive returns given the slow pace of the economic recovery. Volatility was amplified during the second half of the fiscal year due to a host of negative news, including Standard & Poor’s downgrade of the long-term U.S. credit rating, concern surrounding the sovereign debt crisis in Europe and lower global growth expectations. As a result, the market experienced a massive sell-off in risky assets. In addition, the Fed launched “Operation Twist,” signaling its intent to purchase $400 billion of long-dated Treasuries by the end of June 2012. This further fueled the rally in Treasuries.

While the Fed’s purchase program continued to influence the agency mortgage-backed securities (“MBS”) market, developments relating to the overhaul of the U.S. mortgage finance system affected market sentiment. The MBS sector, as measured by the benchmark index, returned 4.58% during the reporting period. The par coupon MBS rate moved lower during the period, with the 30-year Fannie Mae par coupon MBS rate ending the period at 3.26%. Despite historical high affordability due to the significant rally in rates, refinancing activity was muted as barriers to refinancing, including increasingly tightened underwriting, remained in place.

Performance Drivers
Overall, Series M’s U.S. duration positioning detracted from performance, as the 10-year U.S. Treasury yield fluctuated throughout the fiscal year, ending 49 basis points lower during the 12 months ended October 31, 2011. Strategies designed to benefit from a steepening in the U.S. Treasury yield curve detracted from returns as the 2-year U.S Treasury yield fell 10 basis points, while the 30-year U.S. Treasury yield fell 85 basis points and the yield curve flattened. Non-U.S. interest rate exposure, particularly in Canada and Australia, contributed to performance, as yields declined in these countries during the period.

An allocation to commercial mortgage-backed securities contributed to returns amid strong demand for higher yielding assets. An underweighting to Ginnie Mae MBS detracted from results, as these securities outperformed conventional (Fannie Mae and Freddie Mac) MBS, due in part to robust international buying. An overall underweighting to agency MBS, in favor of other sectors, produced mixed returns. Within the corporate sector, a focus on bonds of financial companies detracted from returns as financials underperformed the broader investment grade corporate market and like-duration Treasuries due to lower global growth expectations and fears of sovereign debt contagion. An allocation to emerging market external debt, measured by the Barclays Emerging Market (U.S. Dollar) Index, detracted from results as it underperformed like-duration U.S. Treasuries. Exposure to select emerging market local rates, particularly Brazil, was a positive for performance as yields fell. Series M’s returns were negatively impacted by its exposure to a basket of emerging market currencies, as the U.S. dollar appreciated versus those currencies during the reporting period.

6 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series R Portfolio Insights
October 31, 2011 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIRX	Inflation-indexed fixed income securities.	4/15/04

Net Assets:
$492.9 million

Portfolio Manager:
Mihir Worah

For the 12 months ended October 31, 2011, Series R returned 12.23%, prior to the deduction of fees, outperforming the unmanaged Barclays Capital U.S. TIPS Index (the “benchmark index”), which returned 9.03% during the reporting period.

Policymakers around the world continued to have a significant impact, and growing uncertainty and volatility characterized the market during the fiscal year ended October 31, 2011. The Federal Reserve’s (“the Fed”) announcement of a second round of quantitative easing in November 2010 and the extension of the Bush-era tax cuts passed by Congress provided a boost to riskier asset classes and pushed interest rates higher across the yield curve at the beginning of the reporting period.

Throughout the fiscal year, bond markets posted positive returns given the slow pace of the economic recovery. Volatility was amplified during the second half of the fiscal year due to a host of negative news, including Standard & Poor’s downgrade of the long-term U.S. credit rating, concern surrounding the sovereign debt crisis in Europe and lower global growth expectations. As a result, the market experienced a massive sell-off in risky assets. In addition, the Fed launched “Operation Twist,” signaling its intent to purchase $400 billion of long-dated Treasuries by the end of June 2012. This further fueled the rally in Treasuries.

U.S. real yields fell on all maturities during the reporting period. Inflation-linked bonds continued to perform well despite long-term disinflationary pressures, as investor inflation expectations dropped due to slowing global economic growth. Breakeven inflation levels, a measure of market inflation expectations, narrowed for intermediate and longer maturities and widened for short maturities, as investors favored intermediate and longer maturity nominal Treasury debt over Treasury Inflation Protected Securities.

Performance Drivers
An underweighting to real duration, in favor of nominal duration, was positive for returns as breakeven inflation levels narrowed for intermediate and longer maturities. Strategies designed to benefit from a steepening in the nominal U.S. Treasury yield curve detracted from returns as the nominal 2-year U.S. Treasury yield fell 10 basis points, while the nominal 30-year U.S. Treasury yield fell 85 basis points and the yield curve flattened. A modest allocation to Italian inflation-linked bonds detracted from returns, as Italian real yields rose due to investor concerns over peripheral country European sovereign debt risk. Modest exposure to Australian real duration contributed to performance, as real yields declined over the reporting period.

Within the corporate sector, an emphasis on bonds of financial companies detracted from returns as financials underperformed the broader investment grade corporate market and like-duration Treasuries due to lower global growth expectations and fears of sovereign debt contagion. Exposure to agency mortgage-backed securities detracted from returns as these securities modestly underperformed Treasuries with similar durations amid increased volatility during the period. Exposure to select emerging market local rates, particularly in Brazil, was a positive for performance as yields fell. Series R’s returns were negatively impacted by its exposure to a basket of emerging market currencies, as the U.S. dollar appreciated versus those currencies during the reporting period.

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 7

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C Performance & Statistics
October 31, 2011 (unaudited)

			Since Inception
Total Returns (Period ended 10/31/11)	1 Year	5 Years	(3/17/00)

Series C	2.75%	15.59%	12.44%

Barclays Capital Intermediate U.S. Credit Index	3.43%	6.36%	6.56%

Change in Value of $10,000 Investments in
Series C and the Barclays Capital Intermediate
U.S. Credit Index

Moody’s Ratings
(as a % of total investments,
before options written)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$991.00	$1,025.20
Expenses Paid During Period	$0.01	$0.01

Expenses are equal to the annualized expense ratio of 0.0014%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series M Performance & Statistics
October 31, 2011 (unaudited)

			Since Inception
Total Returns (Period ended 10/31/11)	1 Year	5 Years	(3/17/00)

Series M	1.95%	7.72%	8.79%

Barclays Capital Fixed Rate Mortgage Backed Securities Index	4.58%	6.60%	6.40%

Change in Value of $10,000 Investments in
Series M and the Barclays Capital Fixed Rate
Mortgage Backed Securities Index

Moody’s Ratings
(as a % of total investments, before options
written and securities sold short)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,015.80	$1,025.20
Expenses Paid During Period	$0.00	$0.00

Expenses are equal to the annualized expense ratio of 0.0007%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 9

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series R Performance & Statistics
October 31, 2011 (unaudited)

			Since Inception
Total Returns (Period ended 10/31/11)	1 Year	5 Years	(4/15/04)

Series R	12.23%	11.53%	9.21%

Barclays Capital U.S. TIPS Index	9.03%	7.54%	6.45%

Change in Value of $10,000 Investments in Series R and the Barclays Capital U.S. TIPS Index

Moody’s Ratings
(as a % of total investments,
before options written)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/11)	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,105.30	$1,025.20
Expenses Paid During Period	$0.00	$0.00

Expenses are equal to the annualized expense ratio of 0.0007%, multiplied by the average account value over the period,multiplied by 184/365 (to reflect the one-half year period).

10 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust
Benchmark Descriptions
October 31, 2011 (unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index/Description

•	Barclays Capital Fixed Rate Mortgage Backed Securities Index

The Barclays Capital Fixed Rate Mortgage Backed Securities Index is an unmanaged index comprised of fixed rate mortgage pass through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC), with a Weighted Average Maturity (WAM) of at least one year and at least $250 million par outstanding.

•	Barclays Capital Intermediate U.S. Credit Index

The Barclays Capital Intermediate U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. Securities must also meet specific liquidity and quality requirements.

•	Barclays Capital U.S. TIPS Index

The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index.

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011

Principal
Amount
(000s)			Value
CORPORATE BONDS & NOTES–58.4%
		Airlines–1.2%
	$94	American Airlines Pass Through Trust, 10.375%, 1/2/21	$100,901
		Northwest Airlines, Inc.,
	1,393	7.041%, 10/1/23	1,448,285
	44,131	7.15%, 4/1/21 (MBIA)	42,806,925
	57	United Air Lines Pass Through Trust, 10.125%, 3/22/15 (b)(f)	23,514

			44,379,625

		Automotive–0.2%
	9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(d)	9,296,396

		Banking–7.9%
	16,200	Abbey National Treasury Services PLC, 2.002%, 4/25/14, FRN	15,366,186
	5,000	American Express Bank FSB, 5.50%, 4/16/13	5,287,870
	2,000	ANZ National International Ltd., 6.20%, 7/19/13 (a)(d)	2,141,272
	5,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(d)	5,439,200
		Banco Santander Brasil S.A.,
	30,200	2.450%, 3/18/14, FRN (a)(d)	28,781,325
	1,000	4.50%, 4/6/15	990,000
	3,500	4.50%, 4/6/15 (a)(d)	3,465,000
		Barclays Bank PLC,
	€5,180	4.875%, 12/15/14 (i)	4,784,350
	$24,000	6.05%, 12/4/17 (a)(d)	23,181,456
	5,000	6.86%, 6/15/32 (a)(d)(i)	4,025,000
	5,900	7.434%, 12/15/17 (a)(d)(i)	5,546,000
	£3,300	14.00%, 6/15/19 (i)	6,184,227
	$23,900	BPCE S.A., 2.019%, 2/7/14, FRN (a)(d)	22,672,687
	6,600	CBA Capital Trust II, 6.024%, 3/15/16 (a)(d)(i)	5,729,388
AUD	2,600	Commonwealth Bank of Australia, 4.50%, 2/20/14	2,744,671
	$25,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(d)(i)	30,333,400
	5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(d)(i)	3,550,000
	30,600	HBOS PLC, 6.75%, 5/21/18 (a)(d)	26,699,081
	1,100	HSBC Bank PLC, 4.125%, 8/12/20 (a)(d)	1,117,453
	10,400	HSBC Bank USA N.A., 6.00%, 8/9/17	11,093,524
		HSBC Capital Funding L.P. (a)(d)(i),
	13,900	4.61%, 6/27/13	12,518,423
	1,350	10.176%, 6/30/30	1,704,375
		ICICI Bank Ltd.,
	5,900	4.75%, 11/25/16 (a)(d)	5,881,999
	2,500	5.00%, 1/15/16	2,538,712
	700	5.50%, 3/25/15	720,641

12 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
		Banking (continued)

	$900	Korea Exchange Bank, 4.875%, 1/14/16	$934,626
	29,300	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(d)(i)	26,781,460
	2,400	RBS Capital Trust I, 4.709%, 7/1/13 (i)	1,434,000
	3,600	Resona Bank Ltd., 5.85%, 4/15/16 (a)(d)(i)	3,624,635
	€1,000	Royal Bank of Scotland PLC,
		4.625%, 9/22/21, (converts to FRN on 9/22/16)	916,258
		State Bank of India,
	$1,300	4.50%, 10/23/14	1,318,798
	1,000	4.50%, 7/27/15 (a)(d)	1,018,133
	1,700	Wachovia Bank N.A., 0.677%, 3/15/16, FRN	1,524,919
AUD	20,000	Westpac Banking Corp., 4.75%, 3/5/14	21,237,025

			291,286,094

		Biotechnology–0.1%
	$1,700	Amgen, Inc., 5.70%, 2/1/19	2,036,060

		Computers–0.1%
	5,000	Lexmark International, Inc., 5.90%, 6/1/13	5,294,940

		Diversified Manufacturing–0.5%
	15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	17,592,795

		Drugs & Medical Products–0.3%
	1,800	Abbott Laboratories, 5.125%, 4/1/19	2,099,389
	100	Biomet, Inc., 10.00%, 10/15/17	108,500
	3,400	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	4,089,761
	1,700	Hospira, Inc., 6.05%, 3/30/17	1,920,249
	1,300	Pfizer, Inc., 6.20%, 3/15/19	1,635,795

			9,853,694

		Electronics–0.0%
	400	Sanmina-SCI Corp., 8.125%, 3/1/16	410,000

		Energy–0.2%
	6,100	NRG Energy, Inc., 7.625%, 1/15/18 (a)(d)	6,206,750

		Financial Services–25.1%
		Ally Financial, Inc.,
	13,894	2.526%, 12/1/14, FRN	12,912,806
	21,075	3.751%, 6/20/14, FRN	19,887,382
	1,000	6.75%, 12/1/14	1,011,344
	10,500	7.50%, 12/31/13	10,841,250
	17,300	8.00%, 3/15/20	17,862,250
	14,820	8.00%, 11/1/31	14,964,643
	19,100	8.30%, 2/12/15	20,102,750

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 13

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Financial Services (continued)

	American Express Co.,
$100	6.15%, 8/28/17	$115,339
11,000	7.25%, 5/20/14	12,463,506
£3,500	BAC Capital Trust VII, 5.25%, 8/10/35	3,714,250
	Bank of America Corp.,
$3,800	5.65%, 5/1/18	3,818,620
4,300	5.75%, 12/1/17	4,291,929
9,400	8.00%, 1/30/18 (i)	8,756,824
500	Bank of America N.A., 5.30%, 3/15/17	479,330
	Bear Stearns Cos. LLC,
1,500	5.30%, 10/30/15	1,624,410
4,800	5.70%, 11/15/14	5,256,859
17,265	7.25%, 2/1/18	20,400,790
	BNP Paribas S.A.,
39,800	5.00%, 1/15/21	40,209,502
9,400	5.186%, 6/29/15 (a)(d)(i)	7,332,000
5,700	Caterpillar Financial Services Corp., 7.15%, 2/15/19	7,314,861
	CIT Group, Inc.,
2,434	7.00%, 5/1/15	2,436,889
890	7.00%, 5/1/16	891,974
294	7.00%, 5/1/17	294,386
	Citigroup, Inc.,
12,350	4.75%, 5/19/15	12,878,629
700	5.50%, 4/11/13	726,647
700	5.50%, 10/15/14	746,472
11,718	6.00%, 8/15/17	12,786,412
13,500	6.125%, 11/21/17	14,908,712
7,675	6.125%, 5/15/18	8,535,007
5,000	6.625%, 6/15/32	5,012,370
€600	7.375%, 9/4/19	945,395
$8,260	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	8,363,250
	Credit Agricole S.A. (i),
16,300	6.637%, 5/31/17 (a)(d)(m)	11,173,650
17,500	6.637%, 5/31/17	11,996,250
	Ford Motor Credit Co. LLC,
49,300	5.625%, 9/15/15	52,359,114
16,900	7.00%, 10/1/13	18,219,501
20,750	8.00%, 6/1/14	22,839,816
7,900	8.00%, 12/15/16	9,152,948

14 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Financial Services (continued)

$2,700	8.125%, 1/15/20	$3,295,293
3,400	8.70%, 10/1/14	3,813,443
	General Electric Capital Corp.,
1,000	0.491%, 6/20/14, FRN	975,845
€10,000	4.625%, 9/15/66, (converts to FRN on 9/15/16) (a)(d)	11,657,673
€25,700	5.50%, 9/15/67, (converts to FRN on 9/15/17)	30,582,538
$20,000	5.625%, 5/1/18	22,193,620
5,000	6.375%, 11/15/67, (converts to FRN on 11/15/17)	4,976,000
£1,400	6.50%, 9/15/67, (converts to FRN on 9/15/17)	2,037,210
	Goldman Sachs Group, Inc.,
€10,000	1.883%, 5/23/16, FRN	11,919,566
€5,645	5.375%, 2/15/13	7,947,905
$15,200	6.15%, 4/1/18	16,286,390
2,000	HSBC Finance Corp., 0.756%, 6/1/16, FRN	1,734,578
	HSBC Holdings PLC,
700	6.50%, 5/2/36	751,964
400	7.625%, 5/17/32	463,020
	International Lease Finance Corp. (a)(d),
4,000	6.75%, 9/1/16	4,135,000
3,000	7.125%, 9/1/18	3,112,500
	JPMorgan Chase & Co.,
6,000	4.25%, 10/15/20	6,000,324
17,200	6.00%, 1/15/18	19,313,003
	JPMorgan Chase Bank N.A.,
4,400	0.668%, 6/13/16, FRN	3,993,365
9,200	6.00%, 10/1/17	9,935,604
2,700	JPMorgan Chase Capital XX,
	6.55%, 9/15/66, (converts to FRN on 9/15/36)	2,805,049
	LBG Capital No. 1 PLC,
€2,825	7.375%, 3/12/20	3,127,162
£9,402	7.588%, 5/12/20	12,698,684
£1,000	7.869%, 8/25/20	1,350,636
$3,400	7.875%, 11/1/20 (a)(d)	2,958,000
22,200	8.50%, 12/17/21 (a)(d)(i)	15,207,000
	LBG Capital No. 2 PLC,
£2,331	9.00%, 12/15/19	3,279,514
£4,500	9.334%, 2/7/20	6,367,286
€2,180	15.00%, 12/21/19	3,544,348

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 15

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Financial Services (continued)

	Merrill Lynch & Co., Inc.,
€2,000	2.077%, 9/14/18, FRN	$1,805,646
$500	5.00%, 1/15/15	505,766
200	6.15%, 4/25/13	205,445
22,700	6.40%, 8/28/17	23,075,730
40,100	6.875%, 4/25/18	41,333,717
	Morgan Stanley,
15,700	1.408%, 4/29/13, FRN	15,205,748
€10,000	1.992%, 1/16/17, FRN	11,464,563
$2,800	5.375%, 10/15/15	2,821,577
€5,000	5.375%, 8/10/20	6,519,420
$900	5.95%, 12/28/17	910,251
3,700	6.625%, 4/1/18	3,869,504
£550	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (i)	853,393
$1,000	Novatek Finance Ltd., 5.326%, 2/3/16 (a)(d)	1,037,500
549	Preferred Term Securities XIII Ltd., 0.900%, 3/24/34, FRN (a)(b)(d)(o) (acquisition cost–$548,881; purchased 3/9/04)	334,818
1,500	Qatari Diar Finance QSC, 5.00%, 7/21/20	1,614,375
500	QNB Finance Ltd., 3.125%, 11/16/15	507,500
	Royal Bank of Scotland Group PLC,
273	5.00%, 11/12/13	265,949
22,200	6.99%, 10/5/17 (a)(d)(i)	15,651,000
10,000	7.64%, 9/29/17 (i)	6,375,000
5,000	7.648%, 9/30/31 (i)	3,537,500
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
500	7.125%, 1/14/14	533,750
1,500	9.00%, 6/11/14 (a)(d)	1,668,750
	SLM Corp.,
€2,950	1.858%, 6/17/13, FRN	3,890,408
£500	4.875%, 12/17/12	797,631
$750	5.00%, 10/1/13	750,115
11,200	5.375%, 1/15/13	11,260,278
400	5.375%, 5/15/14	398,382
36,000	6.25%, 1/25/16	36,071,388
9,555	8.45%, 6/15/18	10,162,230
	Teco Finance, Inc.,
983	6.572%, 11/1/17	1,173,974
2,000	6.75%, 5/1/15	2,257,260
7,700	TNK-BP Finance S.A., 7.50%, 3/13/13	8,151,990

16 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Financial Services (continued)

$6,800	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 3/5/14	$7,157,000
	UBS AG,
500	4.875%, 8/4/20	516,002
1,000	5.875%, 12/20/17	1,097,803
5,900	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (i)	5,383,750
6,700	USB Capital IX, 3.50%, 11/28/11, VRN (i)	4,881,821
	Wachovia Corp.,
2,000	5.625%, 10/15/16	2,181,522
10,000	5.75%, 2/1/18	11,396,610
	Wells Fargo & Co.,
900	5.625%, 12/11/17	1,039,240
35,917	7.98%, 3/15/18 (i)	38,610,775
4,300	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	4,943,710
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	8,087,712

		924,397,090

	Food & Beverage–0.3%
400	H.J. Heinz Co., 15.59%, 12/1/20 (a)(b)(d)(o) (acquisition cost–$489,132; purchased 3/26/10)	411,107
6,700	Kraft Foods, Inc., 6.50%, 8/11/17	8,029,843
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(d)	1,262,694

		9,703,644

	Healthcare & Hospitals–0.2%
	HCA, Inc.,
3,200	7.25%, 9/15/20	3,444,000
4,000	7.875%, 2/15/20	4,370,000

		7,814,000

	Holding Companies–0.2%
	Hutchison Whampoa International Ltd.,
100	5.75%, 9/11/19	112,306
1,000	7.625%, 4/9/19	1,240,855
6,300	Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20 (a)(d)	6,385,416

		7,738,577

	Insurance–5.1%
	American International Group, Inc.,
1,900	3.65%, 1/15/14	1,870,489
€7,800	4.875%, 3/15/67, (converts to FRN on 3/15/17)	7,784,350
$7,600	5.05%, 10/1/15	7,588,342
2,000	5.45%, 5/18/17	1,997,014
900	5.60%, 10/18/16	909,353

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 17

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Insurance (continued)

$30,600	5.85%, 1/16/18	$30,938,987
17,200	6.25%, 5/1/36	17,036,101
€24,050	8.00%, 5/22/68, (converts to FRN on 5/22/18)	28,951,847
$7,700	8.175%, 5/15/68, (converts to FRN on 5/15/38)	7,459,375
70,000	8.25%, 8/15/18	79,143,960
£3,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	4,317,213

		187,997,031

	Metals & Mining–0.8%
$2,000	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(d)(g)	2,144,276
	Gerdau Holdings, Inc.,
3,950	7.00%, 1/20/20	4,256,125
10,800	7.00%, 1/20/20 (a)(d)	11,637,000
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(d)(g)	4,521,500
1,600	Newmont Mining Corp., 5.125%, 10/1/19	1,777,216
800	Teck Resources Ltd., 4.50%, 1/15/21	845,707
2,000	Vale Overseas Ltd., 8.25%, 1/17/34	2,637,170

		27,818,994

	Multi-Media–2.0%
1,000	Comcast Cable Communications LLC, 7.125%, 6/15/13	1,091,025
	Comcast Corp.,
10,600	5.875%, 2/15/18	12,359,907
1,700	5.90%, 3/15/16	1,969,224
700	6.30%, 11/15/17	829,325
	CSC Holdings LLC,
7,850	7.625%, 7/15/18	8,595,750
810	7.875%, 2/15/18	893,025
7,500	8.625%, 2/15/19	8,550,000
	DISH DBS Corp.,
3,700	7.00%, 10/1/13	3,931,250
4,200	7.125%, 2/1/16	4,483,500
19,200	7.75%, 5/31/15	20,736,000
	Time Warner Cable, Inc.,
6,940	5.85%, 5/1/17	7,921,455
1,500	8.25%, 4/1/19	1,917,609

		73,278,070

	Oil & Gas–6.4%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	345,564
1,100	BP Capital Markets PLC, 3.625%, 5/8/14	1,163,724
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	2,817,074

18 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Oil & Gas (continued)

$10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(d)	$13,157,217
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(d)	3,159,675
846	Devon Energy Corp., 7.95%, 4/15/32	1,225,930
1,300	Devon Financing Corp. ULC, 7.875%, 9/30/31	1,903,438
1,330	Ecopetrol S.A., 7.625%, 7/23/19	1,599,990
	El Paso Corp.,
1,789	7.00%, 6/15/17	2,012,625
19,700	7.25%, 6/1/18	22,162,500
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	5,546,937
	EnCana Corp.,
2,000	5.90%, 12/1/17	2,337,426
4,700	6.50%, 8/15/34	5,686,737
	Energy Transfer Partners L.P.,
3,000	6.00%, 7/1/13	3,193,527
2,100	6.125%, 2/15/17	2,325,651
2,600	6.625%, 10/15/36	2,847,380
	Gaz Capital S.A. for Gazprom,
800	6.212%, 11/22/16	866,000
1,300	6.51%, 3/7/22	1,368,250
5,700	7.343%, 4/11/13 (a)(d)	6,091,875
14,000	8.146%, 4/11/18 (a)(d)	16,432,500
1,818	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20	2,013,184
1,800	Halliburton Co., 6.15%, 9/15/19	2,228,915
969	Kern River Funding Corp., 4.893%, 4/30/18 (a)(d)	1,058,441
	Kinder Morgan Energy Partners L.P.,
700	5.00%, 12/15/13	747,979
5,800	6.00%, 2/1/17	6,627,364
3,800	6.95%, 1/15/38	4,457,989
5,500	7.30%, 8/15/33	6,587,768
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(d)	12,804,686
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(d)	3,573,301
	Northwest Pipeline GP,
3,900	5.95%, 4/15/17	4,515,607
1,700	7.00%, 6/15/16	2,018,803
500	Pemex Project Funding Master Trust, 5.75%, 12/15/15	570,000
15,250	Petrobras International Finance Co., 7.875%, 3/15/19	18,508,971
	Petroleos Mexicanos,
18,700	5.50%, 1/21/21	20,149,250
14,550	6.50%, 6/2/41	15,750,375
7,500	8.00%, 5/3/19	9,431,250

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 19

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Oil & Gas (continued)

$2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	$3,011,905
1,200	Plains Exploration & Production Co., 7.00%, 3/15/17	1,251,000
3,084	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	3,346,357
	Ras Laffan Liquefied Natural Gas Co., Ltd. III (b),
1,400	5.50%, 9/30/14	1,528,380
1,940	5.832%, 9/30/16	2,094,660
3,000	6.75%, 9/30/19	3,562,950
1,800	Reliance Holdings USA, Inc., 4.50%, 10/19/20 (b)	1,753,468
100	Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)(d)	92,786
4,500	Royal Bank of Scotland AG for Gazprom, 9.625%, 3/1/13 (a)(d)	4,911,750
4,400	Southern Natural Gas Co., 5.90%, 4/1/17 (a)(d)	5,047,508
1,950	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	2,343,159
1,100	TransCanada PipeLines Ltd., 3.80%, 10/1/20	1,179,108

		237,410,934

	Paper & Forest Products–0.2%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	5,540,765

	Paper/Paper Products–0.3%
1,000	Fibria Overseas Finance Ltd., 7.50%, 5/4/20 (a)(d)(g)	999,323
	Georgia-Pacific LLC (a)(d),
6,300	5.40%, 11/1/20	7,057,285
2,900	7.125%, 1/15/17	3,082,578

		11,139,186

	Retail–1.0%
	CVS Pass Through Trust,
8,167	6.943%, 1/10/30	8,915,572
23,122	7.507%, 1/10/32 (a)(d)	26,912,622

		35,828,194

	Road & Rail–0.1%
1,800	Canadian National Railway Co., 5.55%, 3/1/19	2,166,919

	Technology–0.1%
1,800	International Business Machines Corp., 8.375%, 11/1/19	2,536,598
1,800	Oracle Corp., 5.00%, 7/8/19	2,108,655

		4,645,253

	Telecommunications–3.2%
	America Movil SAB De C.V.,
42,800	5.00%, 3/30/20	48,218,223
21,400	6.125%, 3/30/40 (g)	24,826,140

20 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Telecommunications (continued)

$51	AT&T Corp., 8.00%, 11/15/31	$73,349
	AT&T, Inc.,
1,718	5.35%, 9/1/40	1,898,436
5,000	5.50%, 2/1/18	5,827,760
1,100	5.80%, 2/15/19	1,303,353
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,051,129
4,500	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	5,389,929
	Qtel International Finance Ltd. (a)(d),
3,000	3.375%, 10/14/16	3,052,500
7,300	5.00%, 10/19/25	7,382,125
	Qwest Communications International, Inc.,
9,503	7.50%, 2/15/14	9,621,788
	Qwest Corp.,
2,000	3.597%, 6/15/13, FRN	2,020,000
1,250	6.50%, 6/1/17	1,353,125
4,800	Sprint Capital Corp., 8.75%, 3/15/32	4,008,000
1,100	Verizon Communications, Inc., 8.75%, 11/1/18	1,491,504

		117,517,361

	Tobacco–0.7%
10,000	Altria Group, Inc., 10.20%, 2/6/39	15,597,130
1,400	Philip Morris International, Inc., 5.65%, 5/16/18	1,668,204
8,130	Reynolds American, Inc., 7.75%, 6/1/18	9,794,666

		27,060,000

	Utilities–2.2%
2,618	Bruce Mansfield Unit, 6.85%, 6/1/34	2,809,407
	Consumers Energy Co.,
2,000	5.15%, 2/15/17	2,265,370
1,100	5.375%, 4/15/13	1,166,154
5,000	DTE Energy Co., 6.35%, 6/1/16	5,791,070
14,200	EDF S.A., 6.50%, 1/26/19 (a)(d)	16,860,754
27,500	Entergy Corp., 3.625%, 9/15/15	27,815,178
194	GG1C Funding Corp., 5.129%, 1/15/14 (a)(d)	199,306
	Korea Hydro & Nuclear Power Co., Ltd.,
300	3.125%, 9/16/15 (a)(d)	299,266
4,450	6.25%, 6/17/14	4,862,106
1,000	Majapahit Holding BV, 7.25%, 6/28/17	1,130,000
	Nevada Power Co.,
100	5.875%, 1/15/15	112,096

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 21

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Utilities (continued)

$1,600	5.95%, 3/15/16	$1,855,259
3,000	6.50%, 5/15/18	3,573,807
900	Nisource Finance Corp., 6.40%, 3/15/18	1,055,661
1,700	Ohio Edison Co., 5.45%, 5/1/15	1,872,441
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	3,320,894
1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	2,216,487
4,500	Toledo Edison Co., 6.15%, 5/15/37	5,462,703
62	W3A Funding Corp., 8.09%, 1/2/17	62,447

		82,730,406

	Total Corporate Bonds & Notes (cost–$2,013,255,862)	2,149,142,778

U.S. GOVERNMENT AGENCY SECURITIES–15.7%
	Fannie Mae–14.3%
1,512	2.122%, 5/1/35, FRN, MBS	1,572,950
3,878	2.428%, 11/1/35, FRN, MBS	4,092,452
3	2.566%, 8/25/18, CMO, FRN	3,382
6	3.094%, 2/1/18, FRN, MBS	5,821
2,890	4.00%, 11/1/40, MBS	3,009,215
4	4.095%, 4/1/17, FRN, MBS	3,704
383	4.50%, 1/25/17, CMO	383,596
8	4.50%, 4/1/34, MBS	8,831
5,467	4.50%, 7/1/39, MBS	5,789,392
1,995	4.50%, 9/1/39, MBS	2,112,346
8,141	4.50%, 11/1/39, MBS	8,620,309
9,568	4.50%, 4/1/40, MBS	10,131,875
10,687	4.50%, 8/1/40, MBS	11,316,302
1,349	4.50%, 9/1/40, MBS	1,428,117
295	4.50%, 10/1/40, MBS	312,855
239	4.50%, 11/1/40, MBS	253,431
439	4.50%, 12/1/40, MBS	464,378
64	4.50%, 1/1/41, MBS	67,740
21,134	4.50%, 2/1/41, MBS	22,379,079
1,621	4.50%, 3/1/41, MBS	1,716,660
26,243	4.50%, 4/1/41, MBS	27,788,440
63,562	4.50%, 5/1/41, MBS	67,306,374
336,000	4.50%, MBS, TBA (e)	355,320,000
1,466	5.29%, 11/25/33, CMO	1,541,703

		525,628,952

22 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Freddie Mac–0.0%
$3	2.575%, 6/1/30, FRN, MBS	$2,734
8	2.625%, 12/1/18, FRN, MBS	8,518
71	5.00%, 1/15/18, CMO	70,770
79	6.50%, 1/1/38, MBS	87,518
421	6.50%, 10/1/38, MBS	468,141

		637,681

	Ginnie Mae–0.0%
14	2.375%, 1/20/22, FRN, MBS	14,437

	Small Business Administration Participation Certificates–1.4%
260	4.504%, 2/10/14	271,857
3,947	4.77%, 4/1/24, ABS	4,291,165
23,205	5.32%, 1/1/27, ABS	25,736,639
17,934	5.70%, 8/1/26, ABS	20,060,311

		50,359,972

	Total U.S. Government Agency Securities (cost–$564,308,276)	576,641,042

MUNICIPAL BONDS–10.9%
	Alaska–0.2%
5,400	Valdez Rev., BP Pipelines Project, 5.00%, 1/1/21, Ser. B	6,079,536

	Arizona–0.1%
2,000	Univ. of Arizona Rev., 6.423%, 8/1/35, Ser. A	2,189,040

	California–6.0%
2,400	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	1,738,488
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	17,170,350
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
7,400	7.488%, 8/1/33	8,937,498
14,300	7.618%, 8/1/40	17,257,526
25,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	31,687,250
3,000	Los Angeles Department of Water & Power Rev., 5.516%, 7/1/27, Ser. C	3,190,050
	Los Angeles Unified School Dist., GO,
1,500	5.00%, 7/1/18, Ser. I	1,745,730
1,300	6.758%, 7/1/34	1,590,914
13,600	Northern California Power Agcy. Rev., 7.311%, 6/1/40	15,525,080
300	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	327,042
1,000	San Diego Cnty. Water Auth. Rev., 6.138%, 5/1/49	1,207,300
	State, GO,
800	4.85%, 10/1/14	862,264
400	6.20%, 10/1/19	453,072

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 23

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	California (continued)

$1,500	6.65%, 3/1/22	$1,716,540
8,550	7.55%, 4/1/39	10,427,751
36,400	7.60%, 11/1/40	44,767,632
12,000	7.70%, 11/1/30	13,473,120
23,500	7.95%, 3/1/36	26,499,070
	Univ. of California Rev.,
7,500	0.887%, 7/1/13, Ser. AA-2	7,533,000
2,500	4.75%, 5/15/33, Ser. L	2,565,975
9,715	5.00%, 5/15/22, Ser. D	10,591,681

		219,267,333

	Illinois–0.5%
1,500	Chicago Board of Education, GO, 5.25%, 12/1/26, Ser. C	1,573,050
2,500	Chicago Metropolitan Water Reclamation Dist., GO,
	5.72%, 12/1/38	2,954,400
10,500	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	11,283,720
	Finance Auth. Rev., Univ. of Chicago,
1,240	5.00%, 7/1/27, Ser. A	1,290,654
1,600	5.50%, 7/1/37, Ser. B	1,739,040

		18,840,864

	Iowa–0.0%
725	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	686,626

	Massachusetts–0.5%
17,000	School Building Auth. Rev., 5.468%, 6/15/27	18,810,670

	Michigan–0.2%
6,355	Detroit City School Dist., School Building & Site Improvements, GO,
	5.00%, 5/1/33, Ser. B (FGIC) (Q-SBLF)	6,215,762

	Minnesota–0.1%
2,000	Rochester Rev., Health Care, Mayo Clinic,
	4.50%, 11/15/38, Ser. C, VRN	2,230,700
900	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	924,021

		3,154,721

	Nevada–0.1%
4,005	Clark Cnty. School Dist., GO, 5.00%, 6/15/19, Ser. A	4,479,793

	New Jersey–0.3%
	State Turnpike Auth. Rev.,
5,000	7.102%, 1/1/41, Ser. A	6,568,000
3,900	7.414%, 1/1/40, Ser. F	5,294,289

24 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	New Jersey (continued)

$250	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	$166,667

		12,028,956

	New York–0.8%
3,000	New York City, GO, 4.769%, 10/1/23, Ser. A-2	3,246,390
	New York City Municipal Water Finance Auth. Rev.,
3,640	5.79%, 6/15/41	3,918,242
1,445	6.011%, 6/15/42	1,764,605
	New York City Transitional Finance Auth. Rev.,
400	4.325%, 11/1/21	430,428
800	4.525%, 11/1/22	865,184
500	5.00%, 11/1/19, Ser. I-2	595,655
1,300	5.00%, 1/15/25, Ser. S-1	1,401,764
3,000	5.267%, 5/1/27, Ser. G-3	3,343,710
700	5.572%, 11/1/38	796,292
800	5.932%, 11/1/36	889,600
5,000	Port Auth. of New York & New Jersey Rev.,
	5.125%, 5/1/34, Ser. 136 (NPFGC) (n)	5,132,000
	State Dormitory Auth. Rev.,
1,600	5.289%, 3/15/33	1,749,760
2,700	5.389%, 3/15/40	2,970,486
4,000	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	4,543,320

		31,647,436

	Ohio–0.4%
	American Municipal Power-Ohio, Inc. Rev.,
3,600	5.939%, 2/15/47	3,800,520
1,400	Comb Hydroelectric Projects, 7.834%, 2/15/41, Ser. B	1,820,098
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
11,700	5.75%, 6/1/34	8,500,869
900	5.875%, 6/1/47	641,610

		14,763,097

	Tennessee–0.0%
500	State School Bond Auth., GO, 4.848%, 9/15/27	526,535

	Texas–1.6%
43,800	Dallas Area Rapid Transit Rev., 5.022%, 12/1/48	47,769,156
4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	5,220,864
4,100	North Texas Tollway Auth. Rev., 6.718%, 1/1/49, Ser. B	5,016,719

		58,006,739

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 25

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
		Washington–0.0%
	$600	State, GO, zero coupon, 12/1/20, Ser. F (NPFGC)	$450,978

		Wisconsin–0.1%
	2,300	State Rev., 6.00%, 5/1/36, Ser. A	2,574,804

		Total Municipal Bonds (cost–$354,500,046)	399,722,890

SOVEREIGN DEBT OBLIGATIONS–6.9%
		Australia–0.2%
AUD	5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	6,047,688

		Brazil–5.2%
		Brazil Notas do Tesouro Nacional, Ser. F,
BRL	8,390	10.00%, 1/1/13	4,860,270
BRL	8,433	10.00%, 1/1/14	4,831,940
BRL	147,046	10.00%, 1/1/17	80,987,521
BRL	147,171	10.00%, 1/1/21	78,492,008
	$3,300	Brazilian Development Bank, 6.369%, 6/16/18	3,771,900
		Brazilian Government International Bond,
	1,600	4.875%, 1/22/21	1,775,200
	12,176	8.875%, 10/14/19	16,942,904

			191,661,743

		Canada–0.3%
CAD	2,400	Province of Ontario Canada, 6.50%, 3/8/29	3,282,714
	$7,800	Province of Quebec Canada, 3.50%, 7/29/20	8,283,264

			11,565,978

		Colombia–0.1%
	2,000	Colombia Government International Bond, 7.375%, 1/27/17	2,440,000

		Indonesia–0.1%
	3,100	Indonesia Government International Bond, 6.875%, 1/17/18	3,673,500

		Korea (Republic of)–0.4%
	10,800	Export-Import Bank of Korea, 4.00%, 1/29/21	10,581,192
		Korea Development Bank,
	3,950	4.00%, 9/9/16	4,042,691
	300	8.00%, 1/23/14	334,949

			14,958,832

		Mexico–0.3%
	10,000	Mexico Government International Bond, 6.05%, 1/11/40	11,775,000

26 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Qatar–0.3%
	Qatar Government International Bond (a)(d),
$3,300	4.00%, 1/20/15	$3,498,000
6,100	5.25%, 1/20/20	6,786,250

		10,284,250

	Russian Federation–0.0%
1,670	Russian Federation Bond, 7.50%, 3/31/30	1,983,125

	South Africa–0.0%
300	South Africa Government International Bond, 6.875%, 5/27/19	364,125

	Total Sovereign Debt Obligations (cost–$240,584,177)	254,754,241

MORTGAGE-BACKED SECURITIES–4.9%
222	Banc of America Funding Corp., 5.741%, 1/20/47, CMO, VRN	144,671
1,406	Banc of America Large Loan, Inc., 0.753%, 8/15/29, CMO, FRN (b)	1,354,761
4,400	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
	5.889%, 7/10/44, CMO, VRN	4,869,432
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
1,589	2.25%, 8/25/35, FRN	1,465,119
135	2.568%, 10/25/33, VRN	128,578
1,830	2.71%, 3/25/35, FRN	1,705,929
2,891	2.713%, 10/25/35, FRN	2,846,957
394	2.731%, 3/25/35, FRN	373,030
85	2.814%, 5/25/34, FRN	79,699
	Bear Stearns Alt-A Trust, CMO, VRN,
1,421	2.715%, 2/25/36	532,176
5,861	2.839%, 11/25/36	2,933,908
4,556	3.420%, 11/25/36	2,595,297
	Bear Stearns Commercial Mortgage Securities, CMO,
1,600	5.54%, 9/11/41	1,767,051
7,500	5.694%, 6/11/50, VRN	8,210,209
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
691	2.37%, 8/25/35	630,551
621	2.45%, 8/25/35	510,176
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
4,400	5.322%, 12/11/49	4,630,184
8,000	5.344%, 1/15/46, VRN	8,651,820
€293	Cordusio RMBS SRL, 1.684%, 6/30/35, CMO, FRN	371,575
	Countrywide Alternative Loan Trust, CMO,
$2,309	0.435%, 11/25/46, FRN	1,307,139
657	0.445%, 5/25/36, FRN	334,194
11,662	6.25%, 8/25/37	7,054,309

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 27

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
$320	0.565%, 3/25/35, FRN	$156,165
74	2.793%, 8/25/34, VRN	51,700
21	Credit Suisse First Boston Mortgage Securities Corp.,
	2.439%, 7/25/33, CMO, VRN	17,703
	Credit Suisse Mortgage Capital Certificates, CMO,
2,600	5.311%, 12/15/39	2,765,240
7,300	5.714%, 6/15/39, VRN	7,696,945
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO, FRN,
2,368	0.504%, 8/19/45	1,445,339
1,414	2.483%, 7/19/44	1,025,901
132	First Horizon Asset Securities, Inc., 2.541%, 12/25/33, CMO, FRN	120,932
3,778	Greenpoint Mortgage Funding Trust, 0.475%, 6/25/45, CMO, FRN	2,099,758
15	Greenpoint Mortgage Pass Through Certificates,
	2.800%, 10/25/33, CMO, FRN	12,402
	GSR Mortgage Loan Trust, CMO, FRN,
120	1.87%, 3/25/33	113,176
956	2.725%, 9/25/35	860,045
2,274	2.759%, 9/25/35	2,142,520
	Harborview Mortgage Loan Trust, CMO,
338	0.434%, 1/19/38, FRN	198,993
596	0.585%, 6/20/35, FRN	431,128
244	2.930%, 5/19/33, VRN	221,681
369	Homebanc Mortgage Trust, 5.673%, 4/25/37, CMO, VRN	295,428
€84	IntesaBci Sec 2 SRL, 1.819%, 8/28/23, CMO, FRN	114,520
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
$12,500	3.341%, 7/15/46 (a)(d)	12,690,969
20,600	4.106%, 7/15/46 (a)(d)	20,991,802
1,000	5.336%, 5/15/47	1,059,680
6,600	5.42%, 1/15/49	7,048,661
2,200	5.44%, 6/12/47	2,329,142
	JPMorgan Mortgage Trust, CMO,
130	2.054%, 11/25/33, FRN	124,705
1,791	2.815%, 7/25/35, FRN	1,652,731
222	5.018%, 2/25/35, FRN	213,200
5,586	5.277%, 2/25/36, VRN	4,477,662
2,061	5.343%, 7/25/35, VRN	1,988,980
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO, VRN,
1,200	5.172%, 12/12/49	1,298,905
1,600	5.966%, 8/12/49	1,730,039
576	Morgan Stanley Dean Witter Capital I, 4.74%, 11/13/36, CMO	594,144

28 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
$1,500	Morgan Stanley Reremic Trust, 5.790%, 8/15/45, CMO, VRN (a)(d)	$1,670,679
649	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO, VRN (a)(d)(g)	74,952
	RBSSP Resecuritization Trust, CMO, FRN (a)(d),
1,654	0.515%, 5/26/37	1,545,655
16,132	0.555%, 3/26/37	14,440,476
11,053	0.745%, 3/26/36	10,495,748
7,757	0.745%, 9/26/34	7,027,758
7,073	0.745%, 4/26/37	6,461,546
1,611	Residential Accredit Loans, Inc., 0.455%, 4/25/46, CMO, FRN	625,434
154	Structured Adjustable Rate Mortgage Loan Trust,
	2.483%, 2/25/34, CMO, VRN	140,486
4,294	Structured Asset Mortgage Investments, Inc.,
	0.465%, 5/25/36, CMO, FRN	2,157,526
1,239	Thornburg Mortgage Securities Trust, 0.355%, 11/25/46, CMO, FRN	1,236,270
	Wachovia Bank Commercial Mortgage Trust, CMO,
371	0.323%, 6/15/20, FRN (a)(d)	331,305
700	5.416%, 1/15/45, VRN	771,688
1,300	5.678%, 5/15/46	1,397,614
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
237	0.555%, 1/25/45	181,377
2,615	0.62%, 11/25/34	1,847,253
1,328	1.230%, 2/25/46	907,982
797	Wells Fargo Mortgage-Backed Securities Trust,
	2.732%, 3/25/36, CMO, VRN	558,899

	Total Mortgage-Backed Securities (cost–$170,921,478)	180,339,609

SENIOR LOANS (a)(c)–0.6%
	Financial Services–0.6%
23,000	Springleaf Financial Corp., 5.50%, 5/10/17	21,183,966

	Healthcare & Hospitals–0.0%
	HCA, Inc.,
370	2.619%, 11/17/13, Term B1	365,392
886	3.619%, 3/31/17, Term B2	862,058

		1,227,450

	Total Senior Loans (cost–$24,148,167)	22,411,416

U.S. TREASURY OBLIGATIONS (e)(j)(k)–0.4%
11,204	U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28 (cost–$15,158,504)	16,484,474

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 29

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
ASSET-BACKED SECURITIES–0.2%
$99	ACE Securities Corp., 0.295%, 12/25/36, FRN	$96,879
	Bear Stearns Asset-Backed Securities Trust, FRN,
2,000	0.445%, 12/25/36	1,152,053
617	1.245%, 10/25/37	364,478
364	BNC Mortgage Loan Trust, 0.345%, 5/25/37, FRN	324,249
	Conseco Financial Corp.,
303	6.22%, 3/1/30	328,818
4,398	6.53%, 2/1/31, VRN	4,361,289
203	JPMorgan Mortgage Acquisition Corp., 0.325%, 3/25/37, FRN	190,483
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(d)	2,775
747	MASTR Asset-Backed Securities Trust, 0.325%, 5/25/37, FRN	675,381
300	Merrill Lynch Mortgage Investors, Inc., 0.365%, 2/25/37, FRN	144,023
215	Morgan Stanley Mortgage Loan Trust, 0.605%, 4/25/37, FRN	79,778
60	Nationstar Home Equity Loan Trust, 0.305%, 6/25/37, FRN	58,950
310	Popular ABS Mortgage Pass Through Trust, 0.335%, 6/25/47, FRN	271,204

	Total Asset-Backed Securities (cost–$7,810,156)	8,050,360

Shares
PREFERRED STOCK–0.0%
	Capital Markets–0.0%
56,000	Goldman Sachs Group, Inc., 3.75%, Ser. A (p) (cost–$1,400,000)	1,081,920

CONVERTIBLE PREFERRED STOCK–0.0%
	Financial Services–0.0%
700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (cost–$337,750)	739,305

COMMON STOCK–0.0%
	Insurance–0.0%
451	American International Group, Inc. (l) (cost–$13,115)	11,135

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS–12.4%
	U.S. Treasury Obligations (k)(q)–5.3%
	U.S. Treasury Bills,
$194,985	0.003%-0.066%, 1/19/12-5/3/12 (cost–$194,946,086)	194,949,910

	Corporate Notes–1.1%
	Banking–0.2%
5,100	Banco Santander Chile, 1.659%, 4/20/12, FRN (a)(d)	5,103,494
€2,200	Bank of Scotland PLC, 3.375%, 12/5/11	3,054,481

		8,157,975

30 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
		Financial Services–0.8%
	$800	AK Transneft OJSC Via TransCapitalInvest Ltd., 6.103%, 6/27/12 (a)(d)	$819,305
	1,592	American Express Travel Related Services Co., Inc., 5.25%, 11/21/11 (a)(d)	1,595,232
		Ford Motor Credit Co. LLC,
	5,700	3.148%, 1/13/12, FRN	5,715,675
	4,700	7.50%, 8/1/12	4,863,419
		Merrill Lynch & Co., Inc.,
	€2,150	2.287%, 9/27/12, FRN	2,888,607
	$7,470	6.05%, 8/15/12	7,576,141
		SLM Corp.,
	€1,600	3.125%, 9/17/12	2,186,428
	$2,650	5.125%, 8/27/12	2,677,202
	100	TNK-BP Finance S.A., 6.125%, 3/20/12 (a)(d)	101,510

			28,423,519

		Food & Beverage–0.0%
	400	Kroger Co., 6.20%, 6/15/12	411,910

		Insurance–0.0%
	1,800	American International Group, Inc., 4.95%, 3/20/12	1,811,250

		Oil & Gas–0.1%
	800	BP Capital Markets PLC, 2.75%, 2/27/12	805,726
		Enterprise Products Operating LLC,
	600	4.60%, 8/1/12	612,673
	756	7.625%, 2/15/12	768,466

			2,186,865

		Utilities–0.0%
	1,600	FirstEnergy Corp., 6.45%, 11/15/11	1,602,626
	200	Midamerican Energy Holdings Co., 5.875%, 10/1/12	209,047

			1,811,673

		Total Corporate Notes (cost–$42,810,804)	42,803,192

		Sovereign Debt Obligations–0.3%
		Brazil–0.3%
BRL	16,584	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12, Ser. F (cost–$9,767,155)	9,628,419

		Repurchase Agreements–5.7%
	$68,600	Bank of America Corp., dated 10/31/11, 0.11%, due 11/1/11, proceeds $68,600,210; collateralized by U.S. Treasury Notes, 0.50%, due 10/15/14, valued at $53,055,070 and U.S. Treasury Bonds, 4.50%, due 8/15/39, valued at $17,409,005 including accrued interest	68,600,000

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 31

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Repurchase Agreements (continued)

$22,000	Barclays Capital, Inc., dated 10/31/11, 0.10%, due 11/1/11, proceeds $22,000,061; collateralized by U.S. Treasury Bonds, 4.50%, due 5/15/38, valued at $24,345,734 including accrued interest	$22,000,000
6,600	Citigroup Global Markets, Inc., dated 10/31/11, 0.09%, due 11/1/11, proceeds $6,600,017; collateralized by U.S. Treasury Notes, 2.25%, due 1/31/15, valued at $6,748,255 including accrued interest	6,600,000
6,600	Citigroup Global Markets, Inc., dated 10/31/11, 0.12%, due 11/1/11, proceeds $6,600,022; collateralized by Freddie Mac, 0.90%, due 9/12/14, valued at $6,748,459 including accrued interest	6,600,000
800	Deutsche Bank Securities, Inc., dated 10/31/11, 0.09%, due 11/1/11, proceeds $800,002; collateralized by U.S. Treasury Notes, 2.25%, due 7/31/18, valued at $821,406 including accrued interest	800,000
12,500	Dominion Securities, dated 10/31/11, 0.10%, due 11/1/11, proceeds $12,500,035; collateralized by U.S. Treasury Bonds, 3.625%, due 2/15/21, valued at $12,848,813 including accrued interest	12,500,000
10,000	Goldman Sachs & Co., dated 10/31/11, 0.13%, due 11/1/11, proceeds $10,000,036; collateralized by Fannie Mae, 6.00%, due 7/1/41, valued at $10,106,285 including accrued interest	10,000,000
28,400	Morgan Stanley & Co., Inc., dated 10/31/11, 0.11%, due 11/1/11, proceeds $28,400,087; collateralized by U.S. Treasury Notes, 0.50%, due 11/15/13, valued at $28,992,459 including accrued interest	28,400,000
4,507	State Street Bank & Trust Co., dated 10/31/11, 0.01%, due 11/1/11, proceeds $4,507,001; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $4,601,889 including accrued interest	4,507,000
50,000	UBS Securities LLC, dated 10/31/11, 0.12%, due 11/1/11, proceeds $50,000,167; collateralized by Freddie Mac, 3.16%, due 9/3/20, valued at $51,145,420 including accrued interest	50,000,000

	Total Repurchase Agreements (cost–$210,007,000)	210,007,000

	Total Short-Term Investments (cost–$457,531,045)	457,388,521

32 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series C Schedule of Investments
October 31, 2011 (continued)

Contracts/
Notional
Amount
(000)			Value
OPTIONS PURCHASED (l)–0.2%
	Call Options–0.2%
	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$767,350	strike rate 1.25%, expires 4/30/12 (cost–$2,943,296)		$5,499,981

	Total Investments, before options written (cost–$3,852,911,872)–110.6%		4,072,267,672

OPTIONS WRITTEN (l)–(0.2)%
	Call Options–(0.0)%
	Financial Futures Euro–90 day (CME),
838	strike price $99.50, expires 6/18/12		(240,925)
2,551	strike price $99.63, expires 6/18/12		(334,818)

			(575,743)

	Put Options–(0.2)%
	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$1,534,700	strike rate 2.00%, expires 4/30/12		(250,617)
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$1,291,700	strike rate 2.25%, expires 9/24/12		(951,079)
	3-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$306,900	strike rate 2.75%, expires 6/18/12		(125,215)
$1,376,100	strike rate 3.00%, expires 6/18/12		(399,482)
	Dow Jones CDX IG-16 5-Year Index,
$228,000	strike price $1.20, expires 12/21/11		(1,084,603)
	Dow Jones CDX IG-17 5-Year Index,
$175,000	strike price $1.90, expires 12/21/11		(118,984)
	Financial Futures Euro–90 day (CME),
838	strike price $99.50, expires 6/18/12		(356,150)
6,206	strike price $99.63, expires 6/18/12		(3,607,237)

			(6,893,367)

	Total Options Written (premiums received–$35,752,834)		(7,469,110)

	Total Investments, net of options written (cost–$3,817,159,038)	110.4%	4,064,798,562
	Other liabilities in excess of other assets	(10.4)	(383,832,893)

	Net Assets	100.0%	$3,680,965,669

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 33

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011

Principal
Amount
(000s)		Value
U.S. GOVERNMENT AGENCY SECURITIES–47.1%
	Fannie Mae–45.0%
$6,100	0.445%, 10/27/37, CMO, FRN	$6,064,341
48	0.70%, 8/25/21, CMO, FRN	48,100
2,024	1.775%, 1/1/34, FRN, MBS	2,077,057
986	1.889%, 1/1/20, FRN, MBS	1,022,809
554	1.914%, 1/1/22, FRN, MBS	567,394
403	2.11%, 5/1/28, FRN, MBS	418,696
126	2.165%, 5/1/34, FRN, MBS	131,735
33	2.174%, 10/1/32, FRN, MBS	33,343
88	2.22%, 9/1/27, FRN, MBS	90,734
16	2.225%, 11/1/32, FRN, MBS	16,083
357	2.241%, 9/1/32, FRN, MBS	371,649
467	2.293%, 1/1/33, FRN, MBS	485,243
345	2.297%, 9/1/35, FRN, MBS	360,484
161	2.364%, 12/1/34, FRN, MBS	169,165
251	2.376%, 5/1/33, FRN, MBS	263,714
135	2.384%, 1/1/33, FRN, MBS	141,174
20	2.407%, 9/1/32, FRN, MBS	19,981
332	2.455%, 2/1/33, FRN, MBS	335,484
2,170	2.482%, 11/1/35, FRN, MBS	2,283,527
193	2.598%, 10/1/34, FRN, MBS	203,120
587	2.599%, 4/1/35, FRN, MBS	619,977
26	2.60%, 5/1/17, FRN, MBS	26,408
233	2.665%, 12/1/32, FRN, MBS	242,582
37	2.675%, 6/1/20, FRN, MBS	38,485
53	2.764%, 5/1/18, FRN, MBS	54,778
42	2.815%, 1/1/18, FRN, MBS	42,737
27	3.589%, 3/25/41, CMO, FRN	28,463
24	3.861%, 5/25/42, CMO, FRN	25,401
1,947	4.00%, 11/25/19, CMO	2,050,058
71	4.00%, 2/1/36, MBS	74,487
285	4.00%, 2/1/39, MBS	296,828
900	4.00%, 9/1/39, MBS	936,902
1,772	4.00%, 11/1/39, MBS	1,844,599
169	4.00%, 3/1/40, MBS	176,268
393	4.00%, 8/1/40, MBS	409,086
4,617	4.00%, 9/1/40, MBS	4,807,842
7,414	4.00%, 10/1/40, MBS	7,719,898
21,827	4.00%, 11/1/40, MBS	22,727,309
24,231	4.00%, 12/1/40, MBS	25,230,326
52,751	4.00%, 1/1/41, MBS	54,923,928

34 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
		Fannie Mae (continued)

$46,193		4.00%, 2/1/41, MBS	$48,096,706
13,912		4.00%, 3/1/41, MBS	14,484,794
977		4.00%, 4/1/41, MBS	1,016,625
909,000		4.00%, MBS, TBA (e)	945,217,923
8,500		4.50%, 11/25/26, CMO	9,227,579
3,161		4.50%, 10/25/34, CMO	3,368,532
16		4.50%, 2/1/38, MBS	16,836
465		4.50%, 3/1/38, MBS	492,731
811		4.50%, 11/1/39, MBS	858,521
428,000		4.50%, MBS, TBA (e)	452,610,000
11,600		4.875%, 12/15/16 (e)(k)	13,628,689
919		5.00%, 9/25/14, CMO	969,228
111		5.00%, 9/1/17, MBS	117,284
95		5.00%, 6/1/18, MBS	101,061
9		5.00%, 9/1/18, MBS	9,786
314		5.00%, 4/1/23, MBS	337,119
—	(h)	5.00%, 11/1/33, MBS	25
8,800		5.00%, MBS, TBA (e)	9,465,503
654		5.50%, 2/25/24, CMO	718,648
9		6.00%, 8/1/22, MBS	9,844
11		6.00%, 9/1/22, MBS	11,511
149		6.00%, 8/1/23, MBS	161,250
290		6.00%, 12/1/23, MBS	314,451
13		6.50%, 1/1/25, MBS	14,034
129		6.50%, 7/18/27, CMO	147,575
26		6.50%, 12/1/28, MBS	28,966
207		7.00%, 11/1/38, MBS	236,997
106		7.01%, 8/1/22, MBS	119,695
6		7.925%, 2/1/25, FRN, MBS	6,388
110		11.00%, 7/15/20, MBS	128,253

			1,639,296,749

		Freddie Mac–0.8%
81		0.693%, 8/15/29, CMO, FRN	81,247
50		0.693%, 12/15/31, CMO, FRN	50,556
14		0.743%, 9/15/30, CMO, FRN	14,005
20		0.793%, 3/15/32, CMO, FRN	20,180
50		0.90%, 3/15/20, CMO, FRN	50,194
223		0.90%, 2/15/24, CMO, FRN	223,796
9		0.95%, 10/15/19, CMO, FRN	9,055
66		1.20%, 12/15/13, CMO, FRN	66,090

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 35

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
		Freddie Mac (continued)

$78		1.40%, 9/15/22, CMO, FRN	$78,287
22		1.60%, 8/15/23, CMO, FRN	21,558
4,810		2.041%, 6/1/35, FRN, MBS	4,998,126
35		2.326%, 8/1/29, FRN, MBS	36,312
217		2.38%, 10/1/32, FRN, MBS	228,525
232		2.408%, 2/1/29, FRN, MBS	243,604
1,391		2.415%, 10/1/35, FRN, MBS	1,468,913
144		2.442%, 2/1/33, FRN, MBS	151,412
118		2.459%, 4/1/32, FRN, MBS	119,140
11		2.473%, 1/1/33, FRN, MBS	10,665
293		2.475%, 3/1/32, FRN, MBS	293,603
533		2.479%, 5/1/34, FRN, MBS	562,992
138		2.49%, 8/1/32, FRN, MBS	139,409
104		2.50%, 1/1/32, FRN, MBS	106,726
19		2.598%, 7/1/29, FRN, MBS	20,133
99		2.625%, 10/1/32, FRN, MBS	99,100
15		2.643%, 7/1/32, FRN, MBS	16,126
22		2.725%, 8/1/32, FRN, MBS	23,610
7,300		3.75%, 3/27/19 (e)(k)	8,238,816
40		4.50%, 5/15/18, CMO	42,859
2,577		5.50%, 3/15/34, CMO	2,891,622
2,800		5.50%, 4/15/35, CMO	3,243,731
3,635		5.50%, 5/15/36, CMO	4,082,753
42		6.00%, 8/15/16, CMO	44,387
1,305		6.00%, 12/15/28, CMO	1,416,586
73		6.50%, 8/15/16, CMO	76,349
20		6.50%, 12/15/23, CMO	23,089
475		6.50%, 7/15/31, CMO	545,679
19		7.00%, 4/1/29, MBS	21,648
1		7.00%, 12/1/29, MBS	1,197
—	(h)	7.00%, 1/1/30, MBS	84
14		7.00%, 2/1/30, MBS	15,905
19		7.00%, 3/1/30, MBS	21,907
2		7.00%, 6/1/30, MBS	2,451
128		7.50%, 8/15/30, CMO	148,585

			29,951,012

		Ginnie Mae–0.1%
29		0.595%, 6/20/32, CMO, FRN	28,716
11		1.75%, 3/20/30, FRN, MBS	10,962
94		2.125%, 11/20/23, FRN, MBS	97,636

36 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Ginnie Mae (continued)

$9	2.125%, 10/20/25, FRN, MBS	$9,747
7	2.125%, 11/20/25, FRN, MBS	6,877
5	2.125%, 10/20/26, FRN, MBS	4,840
17	2.125%, 10/20/27, FRN, MBS	17,940
321	2.25%, 1/20/28, FRN, MBS	332,014
34	2.25%, 2/20/28, FRN, MBS	35,229
95	2.25%, 1/20/30, FRN, MBS	98,161
139	2.375%, 3/20/17, FRN, MBS	143,825
18	2.375%, 5/20/18, FRN, MBS	19,001
10	2.375%, 6/20/21, FRN, MBS	9,943
22	2.375%, 1/20/22, FRN, MBS	23,033
480	2.375%, 2/20/22, FRN, MBS	496,593
23	2.375%, 4/20/22, FRN, MBS	23,828
13	2.375%, 5/20/22, FRN, MBS	13,537
13	2.375%, 2/20/23, FRN, MBS	13,725
19	2.375%, 3/20/23, FRN, MBS	19,919
21	2.375%, 4/20/23, FRN, MBS	21,441
128	2.375%, 4/20/24, FRN, MBS	132,581
7	2.375%, 5/20/24, FRN, MBS	7,271
2	2.375%, 4/20/25, FRN, MBS	2,408
11	2.375%, 5/20/25, FRN, MBS	10,949
17	2.375%, 6/20/25, FRN, MBS	17,868
8	2.375%, 1/20/26, FRN, MBS	8,303
11	2.375%, 6/20/26, FRN, MBS	11,206
5	2.375%, 1/20/27, FRN, MBS	5,246
51	2.375%, 2/20/27, FRN, MBS	53,272
13	2.375%, 4/20/27, FRN, MBS	13,996
19	2.375%, 6/20/27, FRN, MBS	20,071
22	2.375%, 2/20/28, FRN, MBS	23,243
55	2.375%, 3/20/28, FRN, MBS	57,126
25	2.375%, 4/20/28, FRN, MBS	26,412
13	2.375%, 4/20/29, FRN, MBS	13,393
25	2.375%, 6/20/29, FRN, MBS	25,446
22	2.375%, 5/20/30, FRN, MBS	22,326
15	2.375%, 5/20/32, FRN, MBS	15,854
23	2.375%, 6/20/32, FRN, MBS	24,111
8	2.50%, 1/20/18, FRN, MBS	7,738
31	2.50%, 5/20/18, FRN, MBS	31,948
56	2.50%, 3/20/31, FRN, MBS	58,279
30	2.50%, 3/20/32, FRN, MBS	31,205

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 37

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
		Ginnie Mae (continued)

$5		2.625%, 8/20/17, FRN, MBS	$5,566
4		2.625%, 7/20/21, FRN, MBS	3,745
8		2.625%, 8/20/21, FRN, MBS	8,155
13		2.625%, 9/20/21, FRN, MBS	13,305
1,028		2.625%, 8/20/23, FRN, MBS	1,065,704
3		2.625%, 8/20/25, FRN, MBS	3,306
11		2.625%, 9/20/25, FRN, MBS	11,146
7		2.625%, 8/20/26, FRN, MBS	7,525
6		2.625%, 7/20/27, FRN, MBS	6,119
9		2.625%, 9/20/27, FRN, MBS	9,146
58		2.625%, 8/20/28, FRN, MBS	59,944
24		2.625%, 7/20/29, FRN, MBS	24,424
44		2.875%, 6/20/22, FRN, MBS	46,137
31		3.00%, 4/20/19, FRN, MBS	31,901
8		3.00%, 5/20/19, FRN, MBS	8,331
65		3.00%, 8/20/25, FRN, MBS	67,572
3		3.50%, 7/20/20, FRN, MBS	3,530
5		4.50%, 8/20/18, FRN, MBS	4,836
2		6.50%, 5/15/23, MBS	2,258
—	(h)	6.50%, 12/15/23, MBS	274

			3,430,143

		Other Government Agencies–1.2%
16,657		SLM Student Loan Trust, 1.918%, 4/25/23, ABS, FRN	17,071,544
22,897		Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	25,344,026
1,172		Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	1,381,758

			43,797,328

		Total U.S. Government Agency Securities (cost–$1,694,407,644)	1,716,475,232

CORPORATE BONDS & NOTES–37.2%
		Banking–7.9%
47,900		ABN Amro Bank NV, 2.198%, 1/30/14, FRN (a)(d)	47,019,933
7,000		Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(d)	7,403,851
		American Express Bank FSB,
1,700		5.50%, 4/16/13	1,797,876
17,300		6.00%, 9/13/17	19,734,352
24,600		American Express Centurion Bank, 6.00%, 9/13/17	28,174,257
2,600		ANZ National International Ltd., 6.20%, 7/19/13 (a)(d)	2,783,654
15,680		Bank of Nova Scotia, 1.65%, 10/29/15 (a)(d)	15,715,609
5,000		Barclays Bank PLC, 5.926%, 12/15/16 (a)(d)(i)	4,075,000

38 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Banking (continued)

$1,500	CoBank Acb, 7.875%, 4/16/18 (a)(d)	$1,809,188
1,900	Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(d)	2,008,274
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(d),
1,600	3.20%, 3/11/15	1,651,139
36,900	4.75%, 1/15/20	41,110,364
5,000	Credit Suisse, 5.50%, 5/1/14	5,337,275
11,000	HSBC Capital Funding L.P., 4.61%, 6/27/13 (a)(d)(i)	9,906,666
6,700	ICICI Bank Ltd., 4.75%, 11/25/16 (a)(d)	6,679,558
79,000	Royal Bank of Scotland PLC, 3.95%, 9/21/15	78,028,932
	Wachovia Bank N.A.,
13,750	0.677%, 3/15/16, FRN	12,333,901
500	4.875%, 2/1/15	530,251

		286,100,080

	Biotechnology–0.0%
700	Amgen, Inc., 6.40%, 2/1/39	931,514

	Commercial Services–0.1%
4,700	Board of Trustees of The Leland Stanford Junior Univ., 4.75%, 5/1/19	5,462,204

	Diversified Manufacturing–2.2%
70,000	General Electric Co., 5.25%, 12/6/17	79,979,760

	Drugs & Medical Products–0.6%
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	9,440,704
10,000	Pfizer, Inc., 6.20%, 3/15/19	12,583,040

		22,023,744

	Financial Services–19.7%
	American Express Co.,
600	6.15%, 8/28/17	692,032
600	7.00%, 3/19/18	715,711
25,000	American Express Credit Corp., 5.875%, 5/2/13	26,598,350
	Bank of America Corp.,
8,295	0.616%, 8/15/16, FRN	6,437,011
21,700	5.75%, 12/1/17	21,659,269
50,300	7.375%, 5/15/14	53,816,875
	Bank of America N.A.,
15,000	5.30%, 3/15/17	14,379,885
2,600	6.10%, 6/15/17	2,580,817
	Bear Stearns Cos. LLC,
1,700	5.70%, 11/15/14	1,861,804
30,600	6.40%, 10/2/17	35,415,553

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 39

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Financial Services (continued)

$21,000	7.25%, 2/1/18	$24,814,167
	CIT Group, Inc.,
345	7.00%, 5/1/15	345,535
575	7.00%, 5/1/16	576,611
806	7.00%, 5/1/17	806,250
	Citigroup, Inc.,
13,100	1.986%, 5/15/18, FRN	11,753,647
1,550	4.587%, 12/15/15	1,622,743
40,500	5.50%, 4/11/13	42,041,713
64,860	6.125%, 5/15/18	72,127,758
25,000	6.375%, 8/12/14	27,016,875
6,900	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	6,986,250
600	Credit Agricole S.A., 6.637%, 5/31/17 (a)(d)(i)	411,300
	General Electric Capital Corp.,
€1,200	5.50%, 9/15/67, (converts to FRN on 9/15/17) (a)(d)	1,427,978
$31,100	6.375%, 11/15/67, (converts to FRN on 11/15/17)	30,950,720
	Goldman Sachs Group, Inc.,
€800	1.905%, 2/4/13, FRN	1,068,247
€3,000	5.375%, 2/15/13	4,223,865
$2,000	5.95%, 1/18/18	2,110,090
27,575	6.75%, 10/1/37	26,747,061
	HSBC Finance Corp.,
670	0.756%, 6/1/16, FRN	581,084
28,500	6.676%, 1/15/21	29,118,450
	JPMorgan Chase & Co.,
800	3.15%, 7/5/16	803,227
4,500	4.65%, 6/1/14	4,838,566
1,000	7.90%, 4/30/18 (i)	1,080,384
49,200	Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (f)	54,120
8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(d)	8,462,785
	Merrill Lynch & Co., Inc.,
200	5.00%, 1/15/15	202,306
400	5.45%, 7/15/14	408,756
59,200	6.875%, 4/25/18	61,021,347
	Morgan Stanley,
€5,850	1.87%, 3/1/13, FRN	7,825,555
$30,300	2.786%, 5/14/13, FRN	29,975,457
6,400	6.00%, 4/28/15	6,753,798
1,500	Ohio National Financial Services, Inc., 6.375%, 4/30/20 (a)(d)	1,629,624
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(d)	10,440,900

40 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Financial Services (continued)

$2,000	Qatari Diar Finance QSC, 5.00%, 7/21/20	$2,152,500
	SLM Corp.,
€12,450	1.858%, 6/17/13, FRN	16,418,840
$18,900	5.00%, 10/1/13	18,902,892
4,500	5.375%, 5/15/14	4,481,793
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	15,598,516
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	10,867,340
1,100	TNK-BP Finance S.A., 6.25%, 2/2/15	1,168,750
	UBS AG,
39,800	4.875%, 8/4/20	41,073,759
3,000	5.75%, 4/25/18	3,184,614
6,900	5.875%, 12/20/17	7,574,841
7,600	Wachovia Corp., 0.617%, 6/15/17, FRN	6,785,949
6,400	Wells Fargo & Co., 7.98%, 3/15/18 (i)	6,880,000

		717,474,270

	Food & Beverage–0.1%
1,700	Kraft Foods, Inc., 6.125%, 2/1/18	2,012,169

	Healthcare & Hospitals–0.5%
15,000	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(d)	18,260,340

	Insurance–1.1%
	American International Group, Inc.,
16,500	8.175%, 5/15/68, (converts to FRN on 5/15/38)	15,984,375
21,700	8.25%, 8/15/18	24,534,628
£1,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	1,439,071

		41,958,074

	Metals & Mining–0.3%
$3,900	Alcoa, Inc., 6.15%, 8/15/20	4,044,355
5,100	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	5,462,941

		9,507,296

	Oil & Gas–2.4%
2,000	Gaz Capital S.A. for Gazprom, 8.125%, 7/31/14	2,230,000
2,272	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20 (a)(d)	2,516,480
15,500	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	18,183,902
500	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	527,500
14,550	Petroleos Mexicanos, 6.50%, 6/2/41	15,750,375
39,900	Royal Bank of Scotland AG for Gazprom, 9.625%, 3/1/13	43,550,850
4,600	Valero Energy Corp., 6.625%, 6/15/37	5,075,102

		87,834,209

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 41

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Retail–0.2%
$5,000	Macy’s Retail Holdings, Inc., 8.125%, 7/15/15	$5,803,905

	Road & Rail–0.1%
2,000	RZD Capital Ltd., 5.739%, 4/3/17	2,105,000

	Telecommunications–1.4%
44,600	AT&T, Inc., 5.50%, 2/1/18	51,983,619
400	Embarq Corp., 6.738%, 6/1/13	421,409

		52,405,028

	Tobacco–0.5%
	Altria Group, Inc.,
5,300	9.25%, 8/6/19	7,073,014
1,500	9.70%, 11/10/18	2,023,251
9,700	Reynolds American, Inc., 7.25%, 6/15/37	10,968,110

		20,064,375

	Utilities–0.1%
2,600	EDF S.A., 6.50%, 1/26/19 (a)(d)	3,087,180

	Total Corporate Bonds & Notes (cost–$1,330,992,999)	1,355,009,148

MUNICIPAL BONDS–17.5%
	Alaska–0.2%
100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	62,852
5,900	Valdez Rev., BP Pipelines Project, 5.00%, 1/1/21, Ser. B	6,642,456

		6,705,308

	California–5.7%
11,000	Alameda Cnty. Jt Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	12,774,850
	Bay Area Toll Auth. Rev.,
11,000	6.907%, 10/1/50, Ser. S-3	13,919,180
800	6.918%, 4/1/40, Ser. S-1	991,912
15,000	7.043%, 4/1/50, Ser. S-1	19,222,350
100	Chino Valley Unified School Dist., GO, zero coupon, 8/1/23, Ser. D (FGIC-NPFGC)	52,430
6,400	City & Cnty. of San Francisco Public Utilities Commission Rev., 5.50%, 11/1/25, Ser. B	7,021,888
100	Clovis Unified School Dist., GO, zero coupon, 8/1/20, Ser. B (FGIC-NPFGC)	67,360
	Golden State Tobacco Securitization Corp. Rev., Ser. A (FGIC),
5,000	5.00%, 6/1/35	4,858,200
3,500	5.00%, 6/1/38	3,336,690
1,730	Grossmont Union High School Dist., GO, zero coupon, 8/1/24, (NPFGC)	935,809
11,200	Irvine Ranch Water Dist. Rev., 6.622%, 5/1/40, Ser. B	14,724,080

42 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	California (continued)

$1,850	Los Angeles Cnty. Metropolitan Transportation Auth. Rev., 4.53%, 6/1/22	$1,963,368
4,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	5,703,705
	Los Angeles Department of Water & Power Rev.,
6,100	5.716%, 7/1/39	6,838,039
6,400	6.166%, 7/1/40	6,826,176
24,700	6.603%, 7/1/50	31,851,144
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27, Ser. J	7,189,390
5,000	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	5,558,500
3,100	Orange Cnty. Local Transportation Auth. Rev., 6.908%, 2/15/41, Ser. A	4,019,367
4,800	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	5,232,672
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	8,471,320
	Riverside Community College Dist., GO, Ser. D-1,
2,750	6.971%, 8/1/35	2,917,778
3,250	7.021%, 8/1/40	3,445,617
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	1,024,190
	State, GO,
3,600	5.65%, 4/1/39, VRN	3,809,880
1,200	7.35%, 11/1/39	1,423,704
600	7.50%, 4/1/34	719,304
4,100	7.55%, 4/1/39	5,000,442
5,600	7.60%, 11/1/40	6,887,328
985	Tobacco Securitization Auth. of Northern California Rev., 5.40%, 6/1/27, Ser. A-2	804,548
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	3,807,545
2,750	6.296%, 5/15/50	2,913,267
5,100	6.398%, 5/15/31	5,811,909
7,850	6.548%, 5/15/48	9,154,984

		209,278,926

	Illinois–0.2%
700	Regional Transportation Auth. Rev., 5.00%, 7/1/25, Ser. A (NPFGC)	727,951
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	2,494,602
7,505	Will Cnty. Community High School Dist. No. 210, Lincoln-Way Central High School, GO, zero coupon, 1/1/21, (AGM)	5,001,182

		8,223,735

	Iowa–0.1%
3,800	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	3,068,766

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 43

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Louisiana–0.1%
$4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	$4,557,124

	Michigan–0.0%
1,250	Michigan State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,440,613

	New Jersey–1.0%
1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	1,493,237
14,700	State Turnpike Auth. Rev., 7.102%, 1/1/41, Ser. A	19,309,920
21,440	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	14,293,405

		35,096,562

	New York–4.4%
12,000	Metropolitan Transportation Auth. Rev., 6.814%, 11/15/40	14,821,560
8,650	New York City, GO, 6.246%, 6/1/35, Ser. H-1	9,559,029
	New York City Municipal Water Finance Auth. Rev.,
4,450	5.44%, 6/15/43	5,053,198
3,000	6.124%, 6/15/42	3,216,180
	Second Generation Resolutions,
5,250	5.882%, 6/15/44	6,314,542
5,700	6.282%, 6/15/42	6,362,055
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	7,887,593
16,700	4.525%, 11/1/22	18,060,716
5,000	5.267%, 5/1/27, Ser. G-3	5,572,850
12,400	5.572%, 11/1/38	14,105,744
7,500	5.767%, 8/1/36	8,580,300
14,700	5.932%, 11/1/36	16,346,400
	Port Auth. of New York & New Jersey Rev.,
16,700	5.647%, 11/1/40, Ser. 160	18,490,908
2,500	5.859%, 12/1/24, Ser. 158	2,927,775
	State Dormitory Auth. Rev.,
4,000	5.051%, 9/15/27	4,233,800
3,000	Columbia Univ., 5.00%, 10/1/41	3,345,360
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	9,995,304
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	5,740,384

		160,613,698

	Ohio–0.8%
10,900	American Municipal Power, Inc., 8.084%, 2/15/50, Ser. B	14,674,561
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
5,800	5.875%, 6/1/30	4,385,496
9,500	5.875%, 6/1/47	6,772,550

44 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Ohio (continued)

$7,020	6.00%, 6/1/42	$5,116,667

		30,949,274

	Pennsylvania–0.3%
8,500	State Public School Building Auth. Rev., 5.426%, 9/15/26	9,414,345

	Puerto Rico–0.0%
1,000	Sales Tax Financing Corp. Rev., zero coupon, 8/1/54, Ser. A (AMBAC)	67,130

	Tennessee–0.3%
8,900	State School Bond Auth., GO, 4.848%, 9/15/27	9,372,323

	Texas–4.2%
45,400	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	50,663,676
	San Antonio Electric Rev.,
7,000	5.808%, 2/1/41	8,238,230
4,600	6.308%, 2/1/37	5,083,782
	State, GO, Ser. A,
8,600	4.631%, 4/1/33	9,177,060
17,500	4.681%, 4/1/40	18,867,800
700	State, Mobility Fund, GO, 4.75%, 4/1/37	725,004
52,100	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	59,022,527

		151,778,079

	Washington–0.2%
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	8,164,692

	Total Municipal Bonds (cost–$569,827,334)	638,730,575

MORTGAGE-BACKED SECURITIES–13.2%
	Adjustable Rate Mortgage Trust, CMO, VRN,
543	2.758%, 5/25/35	521,525
549	5.211%, 11/25/35	376,509
404	5.231%, 1/25/36	334,210
8,772	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO, VRN (a)(d)	8,994,176
	American Home Mortgage Assets, CMO, FRN,
1,531	0.435%, 9/25/46	753,786
1,325	0.455%, 10/25/46	567,379
1,975	Banc of America Funding Corp., 2.678%, 2/20/36, CMO, FRN	1,711,045
1,389	Banc of America Mortgage Securities, Inc., 5.50%, 9/25/35, CMO	1,219,186
4,700	BCRR Trust, 5.790%, 8/17/45, CMO, VRN (a)(d)	5,154,847
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
10,196	2.25%, 8/25/35, FRN	9,401,373

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 45

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
$2,933	2.56%, 10/25/35, FRN	$2,403,440
19,985	2.71%, 3/25/35, FRN	18,625,289
5,944	2.731%, 3/25/35, FRN	5,626,123
260	2.828%, 2/25/34, VRN	233,401
69	2.837%, 1/25/35, VRN	54,283
223	2.84%, 1/25/34, VRN	207,259
994	5.182%, 5/25/47, VRN	621,690
405	5.653%, 2/25/36, FRN	231,683
	Bear Stearns Alt-A Trust, CMO, VRN,
185	2.587%, 5/25/35	135,975
1,015	2.715%, 2/25/36	380,126
5,152	2.718%, 6/25/34	2,486,067
22	Bear Stearns Mortgage Securities, Inc., 7.179%, 3/25/31, CMO, VRN	23,181
2,284	Bear Stearns Structured Products, Inc., 2.560%, 1/26/36, CMO, VRN	1,347,375
939	CC Mortgage Funding Corp., 0.375%, 5/25/48, CMO, FRN (a)(d)	362,640
2,405	Chase Mortgage Finance Corp., 5.887%, 9/25/36, CMO, FRN	2,090,339
	Citigroup Commercial Mortgage Trust, CMO, VRN (a)(d),
9,862	5.32%, 12/17/49	10,625,269
15,178	5.86%, 7/17/40	16,835,172
	Citigroup Mortgage Loan Trust, Inc., CMO,
871	2.58%, 10/25/35, FRN	695,426
22,419	2.66%, 10/25/35, FRN	17,451,545
157	2.695%, 8/25/35, VRN	138,771
303	2.860%, 12/25/35, VRN	143,677
2,216	5.489%, 9/25/37, VRN	1,282,256
3,505	Commercial Capital Access One, Inc., 7.820%, 11/15/28, CMO, VRN (a)(d)	2,445,825
	Commercial Mortgage Pass Through Certificates, CMO (a)(d),
16,668	3.156%, 7/10/46	17,086,958
7,000	5.362%, 2/5/19	7,039,763
2,000	5.479%, 2/5/19, VRN	1,964,270
800	Community Program Loan Trust, 4.50%, 4/1/29, CMO	771,253
	Countrywide Alternative Loan Trust, CMO,
947	0.415%, 1/25/37, FRN	456,062
3,354	0.425%, 2/20/47, FRN	1,631,885
3,461	0.425%, 5/25/47, FRN	1,836,968
168	0.455%, 7/20/46, FRN	61,663
5,559	0.465%, 5/25/35, FRN	3,021,604
3,001	0.505%, 12/25/35, FRN	2,016,255
367	0.515%, 5/25/36, FRN	78,119

46 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
$1,278	1.230%, 2/25/36, FRN	$775,880
387	5.578%, 11/25/35, VRN	207,876
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
246	0.475%, 5/25/35, FRN	145,791
480	0.545%, 4/25/46, FRN	91,367
1,323	0.555%, 3/25/35, FRN	771,326
1,830	0.565%, 3/25/35, FRN	1,074,595
1,162	0.585%, 3/25/36, FRN	426,020
958	0.635%, 2/25/35, FRN	441,610
48	0.785%, 2/25/35, FRN	39,461
178	2.595%, 2/20/36, FRN	130,876
624	3.030%, 4/25/35, FRN	112,476
406	5.096%, 10/20/35, VRN	269,201
556	5.354%, 5/20/36, VRN	325,204
16	Credit Suisse First Boston Mortgage Securities Corp.,
	0.826%, 3/25/32, CMO, FRN (a)(d)	12,519
326	Downey Savings & Loan Assoc. Mortgage Loan Trust,
	0.564%, 7/19/45, CMO, FRN	55,395
20,645	Extended Stay America Trust, 2.951%, 11/5/27, CMO (a)(d)	20,612,965
1,495	First Horizon Asset Securities, Inc., 6.25%, 11/25/36, CMO	1,401,759
805	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO (a)(d)	837,611
407	GMAC Mortgage Corp. Loan Trust, 3.145%, 11/19/35, CMO, FRN	271,148
6,831	Granite Master Issuer PLC, 0.335%, 12/20/54, CMO, FRN	6,592,328
64	Greenpoint Mortgage Funding Trust, 0.325%, 10/25/46, CMO, FRN	58,946
	GSR Mortgage Loan Trust, CMO,
1,530	2.725%, 9/25/35, FRN	1,376,072
318	2.779%, 9/25/34, VRN	241,925
192	2.845%, 4/25/35, VRN	136,982
	Harborview Mortgage Loan Trust, CMO, FRN,
4,860	0.434%, 2/19/46	2,863,035
3,841	0.464%, 5/19/35	2,307,483
338	0.494%, 1/19/38	98,912
389	0.494%, 9/19/46	64,000
€30,200	Holmes Master Issuer PLC, 2.972%, 10/15/54, CMO, FRN (a)(d)	41,781,974
	Homebanc Mortgage Trust, CMO,
$359	0.425%, 12/25/36, FRN	225,495
7,800	5.645%, 4/25/37, VRN	3,586,463
7,900	Indymac INDA Mortgage Loan Trust, 5.587%, 8/25/36, CMO, VRN	5,667,057
453	Indymac INDB Mortgage Loan Trust, 0.545%, 11/25/35, CMO, FRN	170,704
	Indymac Index Mortgage Loan Trust, CMO,
165	0.435%, 9/25/46, FRN	89,184

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 47

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
$851	0.525%, 3/25/35, FRN	$529,106
5,000	4.934%, 9/25/35, VRN	916,486
3,041	5.00%, 8/25/35, FRN	2,092,175
2,738	5.105%, 10/25/35, VRN	1,939,751
4,598	5.109%, 6/25/36, VRN	3,731,405
314	5.193%, 6/25/35, VRN	214,859
11,228	JPMorgan Alternative Loan Trust, 0.745%, 6/27/37, CMO, FRN (a)(d)	8,891,548
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
20,299	0.618%, 7/15/19, FRN (a)(d)	19,545,134
27,571	2.749%, 11/15/43 (a)(d)	27,793,343
5,600	3.341%, 7/15/46 (a)(d)	5,685,554
600	5.336%, 5/15/47	635,808
141	6.465%, 11/15/35	140,294
	JPMorgan Mortgage Trust, CMO,
1,363	2.803%, 9/25/34, FRN	1,315,092
2,220	2.815%, 7/25/35, FRN	2,047,949
253	4.880%, 4/25/35, VRN	226,897
375	5.351%, 11/25/35, VRN	329,869
	Luminent Mortgage Trust, CMO, FRN,
1,861	0.415%, 12/25/36	1,039,487
645	0.445%, 10/25/46	383,143
	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
332	0.485%, 5/25/37	138,275
41	2.718%, 11/21/34	40,454
	MASTR Reperforming Loan Trust, CMO (a)(d),
2,461	7.00%, 5/25/35	2,469,675
3,711	7.50%, 7/25/35	3,757,881
2,160	8.00%, 7/25/35	2,240,007
210	Mellon Residential Funding Corp., 2.61%, 10/20/29, CMO, FRN	198,387
1,064	Merrill Lynch Alternative Note Asset, 0.545%, 3/25/37, CMO, FRN	358,568
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.966%, 8/12/49, CMO, VRN	2,162,549
	MLCC Mortgage Investors, Inc., CMO, FRN,
281	1.396%, 7/25/29	250,047
1,198	1.653%, 10/25/35	1,041,867
	Morgan Stanley Capital I, CMO,
38,250	5.332%, 12/15/43	42,549,357
1,100	5.692%, 4/15/49, VRN	1,159,003
28,450	5.731%, 7/12/44, VRN	31,653,228
300	Morgan Stanley Dean Witter Capital I, 1.743%, 3/25/33, CMO, FRN	243,407

48 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Nomura Asset Acceptance Corp., CMO,
$2,344	5.360%, 2/25/36, VRN	$1,342,705
1,109	7.50%, 3/25/34 (a)(d)	1,181,442
165	Opteum Mortgage Acceptance Corp., 0.505%, 7/25/35, CMO, FRN	150,989
	Residential Accredit Loans, Inc., CMO,
1,019	0.495%, 8/25/37, FRN	610,969
405	0.545%, 8/25/35, FRN	226,334
316	0.645%, 10/25/45, FRN	164,472
300	5.714%, 2/25/36, VRN	130,530
	Residential Funding Mortgage Securities I, CMO,
2,280	3.412%, 3/25/35, VRN	1,510,427
1,128	6.00%, 9/25/36	963,940
489	Sovereign Commercial Mortgage Securities Trust,
	6.105%, 7/22/30, CMO, VRN (a)(d)	507,180
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,047	0.735%, 6/25/34, FRN	787,762
1,178	1.618%, 5/25/35, FRN	602,937
159	2.556%, 10/25/34, VRN	133,678
24	2.558%, 1/25/36, VRN	19,108
7,900	4.908%, 9/25/36, VRN	3,825,243
7,900	5.121%, 5/25/36, FRN	6,267,662
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
416	0.375%, 3/25/37	215,328
12,572	0.425%, 6/25/36	5,452,971
164	0.435%, 6/25/36	99,525
1,308	0.435%, 7/25/46	678,985
8,823	0.465%, 5/25/36	4,433,273
1,528	0.465%, 5/25/46	545,210
368	0.505%, 5/25/46	36,951
1,066	0.594%, 3/19/34	650,401
1,235	0.984%, 12/19/33	1,025,323
	Structured Asset Securities Corp., CMO, FRN,
4	1.829%, 5/25/32	3,568
256	2.431%, 2/25/34	228,706
354	Wachovia Mortgage Loan Trust LLC, 5.241%, 10/20/35, CMO, FRN	322,832
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
24	0.515%, 12/25/45	18,807
773	0.565%, 1/25/45	593,791
654	0.62%, 11/25/34	461,813
3,511	0.64%, 10/25/44	2,631,423
576	0.655%, 11/25/45	336,568
1,800	0.74%, 11/25/34	1,092,518

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 49

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
	$497	0.980%, 6/25/47	$141,353
	72	1.430%, 11/25/42	58,018
	650	1.730%, 11/25/46	427,812
	16,127	2.466%, 9/25/33	15,335,134
	1,418	2.476%, 8/25/33	1,336,545
		Wells Fargo Mortgage-Backed Securities Trust, CMO,
	675	0.745%, 7/25/37, FRN	527,499
	3,366	2.718%, 3/25/36, VRN	2,739,690
	2,188	2.729%, 1/25/35, FRN	1,959,587
	705	2.732%, 8/25/34, FRN	685,560
	11,632	2.738%, 6/25/35, FRN	11,312,840
	932	6.00%, 6/25/37	860,107

		Total Mortgage-Backed Securities (cost–$499,537,334)	481,067,409

SOVEREIGN DEBT OBLIGATIONS–11.4%
		Australia–2.4%
AUD	75,100	Australia Government Bond, 5.75%, 5/15/21	86,703,393

		Canada–7.0%
CAD	44,600	Canada Housing Trust No. 1, 2.45%, 12/15/15 (a)(d)	46,165,593
CAD	198,000	Canadian Government Bond, 2.50%, 6/1/15	206,902,608

			253,068,201

		China–0.2%
		Export-Import Bank of China,
	$3,350	4.875%, 7/21/15	3,574,356
	4,050	4.875%, 7/21/15 (a)(d)	4,330,710

			7,905,066

		Korea (Republic of)–0.6%
	21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	23,377,418

		Mexico–0.4%
	12,000	Mexico Government International Bond, 6.05%, 1/11/40	14,130,000

		Qatar–0.8%
		Qatar Government International Bond,
	3,900	4.00%, 1/20/15 (a)(d)	4,134,000
	7,900	5.25%, 1/20/20 (a)(d)	8,788,750
	4,600	6.40%, 1/20/40 (a)(d)	5,669,500
	9,500	6.55%, 4/9/19	11,400,000

			29,992,250

		Total Sovereign Debt Obligations (cost–$397,957,669)	415,176,328

50 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
ASSET-BACKED SECURITIES–1.1%
$856	Aames Mortgage Investment Trust, 1.045%, 10/25/35, FRN	$832,303
291	Access Group, Inc., 1.718%, 10/27/25, FRN	291,950
56	Amortizing Residential Collateral Trust, 0.785%, 6/25/32, FRN	45,801
894	Bayview Financial Asset Trust, 0.645%, 12/25/39, FRN (a)(d)(g)	661,195
	Bear Stearns Asset-Backed Securities Trust, FRN,
342	0.325%, 10/25/36	329,858
2,681	0.835%, 6/25/43	2,315,272
52	Cendant Mortgage Corp., 5.967%, 7/25/43, VRN (a)(d)	52,484
	Conseco Financial Corp.,
3,579	6.18%, 4/1/30	3,658,028
2,627	6.81%, 12/1/28, VRN	2,809,314
872	6.87%, 4/1/30, VRN	910,621
1,000	7.06%, 2/1/31, VRN	1,026,163
345	7.40%, 6/15/27	366,662
270	7.55%, 1/15/29, VRN	298,624
	Countrywide Asset-Backed Certificates, FRN,
1,300	0.335%, 1/25/46	1,279,171
295	0.345%, 9/25/47	288,947
190	0.715%, 11/25/33 (a)(d)	174,301
960	0.725%, 12/25/31	476,971
758	Credit-Based Asset Servicing and Securitization LLC, 1.145%, 11/25/33, FRN	666,871
100	Delta Funding Home Equity Loan Trust, 0.563%, 8/15/30, FRN	65,084
1,336	Denver Arena Trust, 6.94%, 11/15/19 (a)(d)	1,392,072
33	EMC Mortgage Loan Trust, 0.615%, 5/25/40, FRN (a)(d)	27,464
4,314	First Franklin Mortgage Loan Asset-Backed Certificates, 0.645%, 4/25/35, FRN	4,137,158
6	First Plus Home Loan Trust, 7.32%, 11/10/23 (g)	487
31	Fremont Home Loan Owner Trust, 1.035%, 12/25/29, FRN	19,764
	Lehman XS Trust, FRN,
2,422	0.395%, 4/25/37	1,347,033
170	0.475%, 8/25/46	14,936
528	0.485%, 11/25/46	100,127
1,191	Long Beach Mortgage Loan Trust, 1.670%, 3/25/32, FRN	778,498
391	Madison Avenue Manufactured Housing Contract, 1.695%, 3/25/32, FRN	384,940
1,461	Mesa Trust Asset-Backed Certificates, 1.045%, 12/25/31, FRN (a)(d)	1,070,100
1,273	Mid-State Trust, 6.005%, 8/15/37	1,301,755
	Morgan Stanley Mortgage Loan Trust, FRN,
306	0.475%, 2/25/37	110,908
503	0.605%, 4/25/37	186,149

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 51

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
$200	RAAC Series, 0.645%, 6/25/47, FRN	$86,419
	Residential Asset Mortgage Products, Inc.,
2,922	5.634%, 1/25/34	2,659,816
2,000	5.671%, 7/25/34	1,119,068
	Residential Asset Securities Corp.,
2,555	0.675%, 3/25/35, FRN	1,509,602
211	7.14%, 4/25/32, VRN	11,914
656	SACO I, Inc., 1.005%, 11/25/35, FRN	543,248
3	Saxon Asset Securities Trust, 0.765%, 8/25/32, FRN	3,320
	South Carolina Student Loan Corp., FRN,
2,159	0.876%, 3/1/18	2,132,728
3,600	1.076%, 3/2/20	3,580,452
600	1.326%, 9/3/24	595,188

	Total Asset-Backed Securities (cost–$44,753,683)	39,662,766

Shares
CONVERTIBLE PREFERRED STOCK–0.3%
	Financial Services–0.3%
11,800	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (i) (cost–$10,768,915)	12,462,570

COMMON STOCK–0.0%
	Insurance–0.0%
11,402	American International Group, Inc. (l) (cost–$331,570)	281,515

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS–10.7%
	U.S. Treasury Obligations (k)(q)–4.5%
$163,977	U.S. Treasury Bills, 0.003%-0.065%, 1/12/12-5/3/12 (cost–$163,953,451)	163,953,914

	Corporate Notes–2.3%
	Banking–1.6%
22,550	American Express Bank FSB, 5.55%, 10/17/12	23,505,759
1,100	Banco Santander Chile, 1.659%, 4/20/12, FRN (a)(d)	1,100,753
35,300	ING Bank NV, 1.028%, 1/13/12, FRN (a)(d)	35,284,892

		59,891,404

	Drugs & Medical Products–0.2%
5,000	AstraZeneca PLC, 5.40%, 9/15/12	5,203,705

	Financial Services–0.5%
6,600	Citigroup, Inc., 5.30%, 10/17/12	6,779,527
7,689	Countrywide Financial Corp., 5.80%, 6/7/12	7,767,858
400	Merrill Lynch & Co., Inc., 6.05%, 8/15/12	405,684

52 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Financial Services (continued)

€1,300	SLM Corp., 1.785%, 11/15/11, FRN	$1,805,586

		16,758,655

	Total Corporate Notes (cost–$81,429,354)	81,853,764

	Repurchase Agreements–3.9%
$64,100	Bank of America Corp., dated 10/31/11, 0.11%, due 11/1/11, proceeds $64,100,196; collateralized by U.S. Treasury Notes, 0.50%, due 10/15/14, valued at $33,873,768 and U.S. Treasury Bonds, 4.50%, due 8/15/39, valued at $32,405,880 including accrued interest	64,100,000
22,000	Barclays Capital, Inc., dated 10/31/11, 0.10%, due 11/1/11, proceeds $22,000,061; collateralized by U.S. Treasury Bonds, 4.50%, due 5/15/38, valued at $23,345,734 including accrued interest	22,000,000
6,600	Citigroup Global Markets, Inc., dated 10/31/11, 0.09%, due 11/1/11, proceeds $6,600,017; collateralized by U.S. Treasury Notes, 2.25%, due 1/31/15, valued at $6,748,255 including accrued interest	6,600,000
6,600	Citigroup Global Markets, Inc., dated 10/31/11, 0.12%, due 11/1/11, proceeds $6,600,022; collateralized by Freddie Mac, 0.90%, due 9/12/14, valued at $6,748,459 including accrued interest	6,600,000
800	Deutsche Bank Securities, Inc., dated 10/31/11, 0.09%, due 11/1/11, proceeds $800,002; collateralized by U.S. Treasury Notes, 2.25%, due 7/31/18, valued at $821,406 including accrued interest	800,000
10,000	Goldman Sachs & Co., dated 10/31/11, 0.13%, due 11/1/11, proceeds $10,000,036; collateralized by Fannie Mae, 6.00%, due 7/1/41, valued at $10,106,285 including accrued interest	10,000,000
28,400	Morgan Stanley & Co., Inc., dated 10/31/11, 0.11%, due 11/1/11, proceeds $28,400,087; collateralized by U.S. Treasury Notes, 0.50%, due 11/15/13, valued at $28,992,459 including accrued interest	28,400,000
4,968	State Street Bank & Trust Co., dated 10/31/11, 0.01%, due 11/1/11, proceeds $4,968,001; collateralized by Freddie Mac, 0.78%, due 9/8/14, valued at $5,067,877 including accrued interest	4,968,000

	Total Repurchase Agreements (cost–$143,468,000)	143,468,000

	Total Short-Term Investments (cost–$388,850,805)	389,275,678

Notional
Amount
(000s)
OPTIONS PURCHASED (l)–0.1%
	Put Options–0.1%
$5,100	20-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.27%, expires 9/24/12	327,250

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 53

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Notional
Amount
(000s)		Value
	Put Options (continued)

$30,400	30-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.27%, expires 9/24/12	$1,950,668

	Total Options Purchased (cost–$1,884,318)	2,277,918

	Total Investments, before options written and securities sold short (cost–$4,939,312,271)–138.6%	5,050,419,139

OPTIONS WRITTEN (l)–(0.3)%
	Call Options–(0.1)%
$220,800	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 0.80%, expires 10/11/12	(755,114)
$384,900	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 1.06%, expires 10/11/12	(3,164,917)

		(3,920,031)

	Put Options–(0.1)%
$220,800	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 0.80%, expires 10/11/12	(317,599)
$384,900	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 1.06%, expires 10/11/12	(1,173,406)
$158,700	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 2.00%, expires 9/24/12	(1,887,657)
$158,000	Dow Jones CDX IG-17 5-Year Index,
	strike price $1.90, expires 12/21/11	(107,426)

		(3,486,088)

	Straddle Options–(0.1)%
$254,100	Call & Put 1-Year vs. 2-Year Forward Volatility Agreement (OTC),
	strike price $0.001, expires 11/14/11	(2,984,511)

	Total Options Written (premiums received–$5,542,865)	(10,390,630)

54 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series M Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
SECURITIES SOLD SHORT–(0.0)%
	U.S. Government Agency Securities–(0.0)%
$200	Ginnie Mae, 5.50%, FRN, MBS (proceeds received–$220,688)		$(222,000)

	Total Investments, net of options written and securities sold short (cost–$4,933,548,718)	138.3%	5,039,806,509

	Other liabilities in excess of other assets	(38.3)	(1,395,974,560)

	Net Assets	100.0%	$3,643,831,949

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 55

Fixed Income SHares: Series R Schedule of Investments
October 31, 2011

Principal
Amount
(000s)		Value
U.S. TREASURY OBLIGATIONS–111.8%
	U.S. Treasury Inflation Indexed Bonds (j)–54.2%
$41,502	1.75%, 1/15/28 (e)(k)	$49,257,507
49,839	2.00%, 1/15/26 (e)(k)	60,526,706
104	2.125%, 2/15/41 (e)	137,843
28,777	2.375%, 1/15/25 (e)	36,205,032
7,133	2.375%, 1/15/27	9,109,962
68,235	2.50%, 1/15/29 (e)	89,797,785
14,986	3.625%, 4/15/28	22,047,983

		267,082,818

	U.S. Treasury Inflation Indexed Notes (j)–57.6%
941	0.50%, 4/15/15	992,347
59,351	0.625%, 7/15/21 (e)(k)	62,643,172
3,935	1.125%, 1/15/21	4,337,125
1,070	1.25%, 4/15/14	1,134,258
120,480	1.25%, 7/15/20 (e)	134,448,134
314	1.375%, 1/15/20	353,443
13,168	1.625%, 1/15/15 (k)	14,348,258
37,695	2.00%, 1/15/14 (e)(k)	40,398,723
21,426	2.625%, 7/15/17 (k)	25,556,687

		284,212,147

	Total U.S. Treasury Obligations (cost–$537,515,114)	551,294,965

CORPORATE BONDS & NOTES–29.1%
	Airlines–1.0%
5,000	Continental Airlines, Inc., 6.75%, 9/15/15 (a)(d)	5,037,500

	Banking–3.9%
	Barclays Bank PLC (a)(d),
100	7.434%, 12/15/17 (i)	94,000
720	10.179%, 6/12/21	814,630
6,100	Commonwealth Bank of Australia, 1.080%, 3/17/14, FRN (a)(d)	6,001,503
700	National Australia Bank Ltd., 5.35%, 6/12/13 (a)(d)	741,170
4,200	Royal Bank of Scotland PLC, 2.723%, 8/23/13, FRN	4,144,770
	Santander UK PLC, FRN,
€2,500	1.806%, 10/10/17	2,881,752
€3,500	1.84%, 8/28/17 (a)(b)(o) (acquisition cost-$4,553,462; purchased 3/31/11)	4,036,008

		18,713,833

	Chemicals–0.2%
$1,000	RPM International, Inc., 6.50%, 2/15/18	1,119,403

56 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series R Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
	Financial Services–15.3%
	Ally Financial, Inc., FRN,
$700	2.526%, 12/1/14	$613,167
3,200	3.478%, 2/11/14	2,981,306
1,400	Bank of America Corp., 5.375%, 6/15/14	1,434,154
4,000	BM&F Bovespa S.A., 5.50%, 7/16/20 (a)(d)	4,144,800
4,500	BNP Paribas S.A., 5.00%, 1/15/21	4,546,300
1,000	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)	1,000,000
	Citigroup, Inc.,
2,900	2.286%, 8/13/13, FRN	2,883,818
2,300	6.125%, 5/15/18	2,557,722
€1,300	7.375%, 6/16/14	1,954,218
$1,800	Credit Agricole Home Loan SFH, 1.162%, 7/21/14, FRN (a)(d)	1,729,271
4,200	FUEL Trust, 3.984%, 12/15/22 (a)(d)	4,162,519
	Goldman Sachs Group, Inc.,
€2,800	1.94%, 1/30/17, FRN	3,269,654
€700	5.375%, 2/15/13	985,568
	International Lease Finance Corp.,
$1,000	5.625%, 9/20/13	988,750
4,030	6.375%, 3/25/13	4,060,225
500	6.50%, 9/1/14 (a)(d)	517,500
500	6.75%, 9/1/16 (a)(d)	516,875
900	7.125%, 9/1/18 (a)(d)	933,750
3,300	JPMorgan Chase & Co., 1.097%, 5/2/14, FRN	3,266,099
100	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14 (f)	26,000
	Merrill Lynch & Co., Inc., FRN,
€5,000	1.839%, 8/9/13	6,403,750
€400	2.034%, 7/22/14	488,438
	Morgan Stanley, FRN,
$500	0.855%, 10/18/16	418,682
1,800	1.408%, 4/29/13	1,743,334
€3,800	1.97%, 4/13/16	4,479,347
$2,100	2.016%, 1/24/14	2,005,126
	SLM Corp.,
500	5.05%, 11/14/14	489,304
590	5.629%, 3/17/14, FRN	568,554
7,200	6.25%, 1/25/16	7,214,278
6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	5,801,887
1,400	VEB Finance PLC for Vnesheconombank, 5.45%, 11/22/17 (a)(d)	1,424,500
€1,100	Wachovia Corp., 1.685%, 2/13/14, FRN	1,476,580

		75,085,476

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 57

Fixed Income SHares: Series R Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
		Food & Beverage–0.3%
	$1,500	FBG Finance Ltd., 5.125%, 6/15/15 (a)(d)	$1,640,422

		Hotels/Gaming–0.6%
	2,900	Starwood Hotels & Resorts Worldwide, Inc., 6.25%, 2/15/13	3,030,500

		Insurance–2.8%
	2,445	American International Group, Inc.,
		8.175%, 5/15/68, (converts to FRN on 5/15/38)	2,368,594
	3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	4,003,896
		New York Life Global Funding,
	€5,000	1.655%, 12/20/13, FRN	6,797,676
	$300	4.65%, 5/9/13 (a)(d)	315,839
	200	Pacific Life Global Funding, 5.15%, 4/15/13 (a)(d)	210,049

			13,696,054

		Metals & Mining–0.8%
	4,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	3,990,000

		Multi-Media–2.0%
	4,400	CSC Holdings LLC, 8.50%, 6/15/15	4,796,000
	5,000	DISH DBS Corp., 6.625%, 10/1/14	5,237,500

			10,033,500

		Oil & Gas–2.1%
	1,200	DCP Midstream Operating L.P., 3.25%, 10/1/15	1,204,098
	4,300	EOG Resources, Inc., 1.179%, 2/3/14, FRN	4,313,975
	200	Gaz Capital S.A. for Gazprom, 8.146%, 4/11/18 (a)(d)	234,750
	1,600	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	1,688,000
	600	Petroleos Mexicanos, 5.50%, 1/21/21	646,500
	2,100	Transocean, Inc., 4.95%, 11/15/15	2,217,151

			10,304,474

		Real Estate Investment Trust–0.1%
	700	Ventas Realty L.P., 3.125%, 11/30/15	693,088

		Utilities–0.0%
	200	AES Corp., 7.375%, 7/1/21 (a)(d)	215,000

		Total Corporate Bonds & Notes (cost–$143,250,694)	143,559,250

SOVEREIGN DEBT OBLIGATIONS–12.7%
		Australia–4.3%
		Australia Government Bond (j),
AUD	1,200	2.50%, 9/20/30, Ser. 30-Cl	1,361,839
AUD	5,700	3.00%, 9/20/25, Ser. 25-CI	7,094,956
AUD	4,600	4.00%, 8/20/20, Ser. 20-CI	8,521,996

58 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series R Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
		Australia (continued)

AUD	3,400	New South Wales Treasury Corp., 2.75%, 11/20/25 (j)	$4,054,590
$

			21,033,381

		Canada–0.3%
CAD	1,400	Canadian Government Bond, 2.75%, 9/1/16	1,484,911

		Italy–3.4%
		Italy Buoni Poliennali Del Tesoro (j),
	€6,763	2.10%, 9/15/16	8,329,391
	€7,363	2.10%, 9/15/21	8,018,903
	€328	2.60%, 9/15/23	355,955

			16,704,249

		United Kingdom–4.7%
	£9,300	United Kingdom Gilt, 4.75%, 12/7/30	18,401,747
	£2,525	United Kingdom Gilt Inflation Linked, 1.875%, 11/22/22 (j)	4,970,098

			23,371,845

		Total Sovereign Debt Obligations (cost–$61,339,516)	62,594,386

MORTGAGE-BACKED SECURITIES–9.0%
		Arran Residential Mortgages Funding PLC, CMO, FRN (a)(d),
	€319	2.735%, 5/16/47	441,275
	€7,600	2.985%, 11/19/47	10,486,198
	$4,141	Banc of America Large Loan, Inc., 1.993%, 11/15/15, CMO, FRN (a)(d)	3,778,151
		Banc of America Merrill Lynch Commercial Mortgage, Inc., CMO,
	134	0.413%, 6/10/49, FRN (a)(d)	131,935
	134	5.623%, 6/10/49, VRN	136,882
		Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
	38	2.22%, 8/25/35	35,702
	66	2.25%, 8/25/35	60,949
	114	2.71%, 3/25/35	106,505
	35	2.731%, 3/25/35	32,882
		Citigroup Mortgage Loan Trust, Inc., CMO,
	46	2.37%, 8/25/35, FRN	42,037
	78	2.45%, 8/25/35, FRN	63,772
	985	5.489%, 9/25/37, VRN	569,891
	1,000	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.205%, 12/11/49, CMO	1,018,809

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 59

Fixed Income SHares: Series R Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)			Value
	$5,393	Commercial Mortgage Pass Through Certificates, 3.156%, 7/10/46, CMO (a)(d)	$5,528,133
		Countrywide Alternative Loan Trust, CMO, FRN,
	2,606	0.440%, 12/20/46	1,261,049
	655	1.230%, 2/25/36	397,887
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	31	0.585%, 6/25/35, FRN (a)(d)	26,755
	1,150	2.697%, 4/20/35, VRN	1,011,724
	187	Granite Master Issuer PLC, 0.285%, 12/20/54, CMO, FRN	180,287
	£1,237	Granite Mortgages PLC, 1.245%, 3/20/44, CMO, FRN	1,902,156
	$153	GSR Mortgage Loan Trust, 2.725%, 9/25/35, CMO, FRN	137,607
	1,027	MLCC Mortgage Investors, Inc., 1.653%, 10/25/35, CMO, FRN	893,029
		NCUA Guaranteed Notes, CMO,
	6,118	0.611%, 11/6/17, FRN	6,119,756
	7,839	2.65%, 10/29/20	8,141,539
	418	Residential Accredit Loans, Inc., 0.425%, 6/25/46, CMO, FRN	135,951
AUD	1,272	Swan, 6.11%, 4/25/41, CMO, FRN	1,339,062
	$500	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO, VRN	538,848

		Total Mortgage-Backed Securities (cost–$45,189,017)	44,518,771

ASSET-BACKED SECURITIES–4.0%
	1,084	AMMC CDO, 0.586%, 8/8/17, FRN (a)(d)	1,044,047
	666	ARES CLO Funds, 0.564%, 3/12/18, FRN (a)(d)	645,669
	370	Bear Stearns Asset-Backed Securities Trust, 1.245%, 10/25/37, FRN	218,687
	5,000	Citibank Omni Master Trust, 2.343%, 5/16/16, FRN (a)(d)	5,045,684
	547	Citigroup Mortgage Loan Trust, Inc., 0.325%, 1/25/37, FRN	383,789
	485	Duane Street CLO, 0.519%, 11/8/17, FRN (a)(d)	458,531
CAD	2,679	Ford Auto Securitization Trust, 1.926%, 6/15/13 (a)(d)	2,692,195
	€191	Harvest CLO S.A., 2.228%, 3/29/17, FRN	253,756
	$531	JPMorgan Mortgage Acquisition Corp., 0.735%, 7/25/35, FRN	497,016
	1,291	Katonah Ltd., 0.671%, 9/20/16, FRN (a)(d)	1,260,546
	€744	Magi Funding PLC, 2.015%, 4/11/21, FRN (a)(d)	942,192
	€262	Magnolia Funding Ltd., 3.00%, 4/20/17 (a)(d)	363,267
	$265	Massachusetts Educational Financing Auth., 1.368%, 4/25/38, FRN	264,454
	4,600	Navigare Funding CLO Ltd., 0.558%, 5/20/19, FRN (a)(d)	4,392,990
	431	Park Place Securities, Inc., 0.665%, 6/25/35, FRN	375,961
	518	Saxon Asset Securities Trust, 4.034%, 6/25/33	473,429
	€257	Wood Street CLO BV, 1.988%, 3/29/21, FRN (a)(d)	333,260

		Total Asset-Backed Securities (cost–$19,748,446)	19,645,473

60 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series R Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
SENIOR LOANS (a)(c)–1.7%
	Energy–0.4%
$1,995	NRG Energy, Inc., 4.00%, 7/1/18, Term B	$1,999,155

	Multi-Media–1.0%
€3,300	Kabel Deutschland GmbH, 4.615%, 12/31/16, Term C1	4,518,105

	Telecommunications–0.2%
$696	Intelsat Holdings, 5.25%, 4/2/18, Term B	694,542
428	Vodafone, 6.875%, 8/17/15	430,271

		1,124,813

	Utilities–0.1%
498	AES Corp., 4.25%, 5/27/18	497,562

	Total Senior Loans (cost–$8,113,587)	8,139,635

U.S. GOVERNMENT AGENCY SECURITIES–1.4%
	Fannie Mae–0.1%
723	0.690%, 2/25/37, CMO, FRN	724,540
13	1.443%, 10/1/44, FRN, MBS	13,636

		738,176

	Freddie Mac–0.1%
174	2.111%, 7/1/36, FRN, MBS	182,054
173	2.262%, 9/1/36, FRN, MBS	180,292

		362,346

	SLM Student Loan Trust–1.2%
5,112	0.818%, 7/27/20, ABS, FRN (a)(d)	5,113,672
508	2.163%, 8/15/16, ABS, FRN (a)(d)	508,063

		5,621,735

	Total U.S. Government Agency Securities (cost–$6,696,659)	6,722,257

Shares
CONVERTIBLE PREFERRED STOCK–0.0%
	Financial Services–0.0%
200	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (i) (cost–$200,000)	211,230

Principal
Amount
(000s)
MUNICIPAL BONDS–0.0%
	West Virginia–0.0%
$100	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost–$94,109)	72,411

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 61

Fixed Income SHares: Series R Schedule of Investments
October 31, 2011 (continued)

Principal
Amount
(000s)		Value
SHORT-TERM INVESTMENTS–11.1%
	Corporate Notes–4.1%
	Banking–0.7%
$1,300	Banco Santander Chile, 1.659%, 4/20/12, FRN (a)(d)	$1,300,891
1,500	ING Bank NV, 1.169%, 3/30/12, FRN (a)(d)	1,498,974
800	Royal Bank of Scotland PLC, 3.00%, 12/9/11 (a)(d)	802,098

		3,601,963

	Financial Services–3.3%
	Ally Financial, Inc.,
500	6.00%, 12/15/11	503,750
3,400	6.625%, 5/15/12	3,438,250
£4,800	Bank of America Corp., 1.001%, 6/11/12, FRN	7,547,241
$4,500	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	4,656,465

		16,145,706

	Multi-Media–0.1%
700	Charter Communications LLC, 8.00%, 4/30/12 (a)(d)	719,250

	Total Corporate Notes (cost–$20,121,755)	20,466,919

	U.S. Treasury Obligations–3.0%
	U.S. Treasury Bills,
9,672	0.005%-.049%, 1/5/12-4/12/12 (k)(q)	9,670,806
4,848	U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/12 (j)	4,880,346

	Total U.S. Treasury Obligations (cost–$14,564,777)	14,551,152

	Repurchase Agreements–4.0%
18,700	Bank of America Corp., dated 10/31/11, 0.11%, due 11/1/11, proceeds $18,700,057; collateralized by U.S. Treasury Notes, 0.50%, due 10/15/14, valued at $19,102,103 including accrued interest	18,700,000
856	State Street Bank & Trust Co., dated 10/31/11, 0.01%, due 11/1/11, proceeds $856,000; collateralized by Federal Home Loan Bank, 0.16%, due 8/17/12, valued at $874,754 including accrued interest	856,000

	Total Repurchase Agreements (cost–$19,556,000)	19,556,000

	Total Short-Term Investments (cost–$54,242,532)	54,574,071

Contracts/
Notional
Amount
(000s)
OPTIONS PURCHASED (l)–0.2%
	Put Options–0.2%
$12,900	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.00%, expires 11/19/12	6,249

62 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Fixed Income SHares: Series R Schedule of Investments
October 31, 2011 (continued)

Contracts/
Notional
Amount
(000s)		Value
	Put Options (continued)

$12,100	30-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 3.27%, expires 9/24/12	$776,417
	U.S. Treasury Inflation Protected Securities (OTC),
$93,000	strike price $75, expires 11/14/11	93
$57,000	strike price $75, expires 11/21/11	57
250	U.S. Treasury Notes 10 yr. Futures (CBOT),
	strike price $91, expires 11/25/11	3,596
400	strike price $96, expires 11/25/11	5,678

	Total Options Purchased (cost–$730,666)	792,090

	Total Investments, before options written
	(cost–$877,120,340)–181.0%	892,124,539

OPTIONS WRITTEN (l)–(0.3)%
	Call Options–(0.0)%
$14,500	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 0.80%, expires 10/11/12	(49,589)
$8,900	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 1.06%, expires 10/11/12	(73,182)

		(122,771)

Notional
Amount
(000s)
	Put Options–(0.2)%
$14,500	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 0.80%, expires 10/11/12	(20,857)
$12,900	strike rate 1.00%, expires 11/19/12	(16,014)
$8,900	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 1.06%, expires 10/11/12	(27,132)
$64,700	strike rate 2.25%, expires 9/24/12	(47,638)
$44,600	3-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 3.00%, expires 6/18/12	(12,947)

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 63

Fixed Income SHares: Series R Schedule of Investments
October 31, 2011 (continued)

Notional
Amount
(000s)			Value
	Put Options (continued)

$54,800	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 2.00%, expires 9/24/12		$(651,819)
$3,300	10-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 10.00%, expires 7/10/12		—
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of ((1+0.00%)10-(Index Final/Index Initial)) or $0,
$5,600	strike price $0.001, expires 3/12/20		(12,152)
$32,200	strike price $0.001, expires 4/7/20		(74,178)
$1,500	strike price $0.001, expires 9/29/20		(3,943)
$1,500	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of (0.00%-(IndexFinal/Index Initial-1)) or $0, strike price $0.001, expires 3/10/20		(6,489)

			(873,169)

	Straddle Options–(0.1)%
$13,900	Call & Put 1-Year vs. 2-Year Forward Volatility Agreement (OTC), strike price $0.001, expires 11/14/11		(163,261)

	Total Options Written (premiums received–$2,252,798)		(1,159,201)

	Total Investments, net of options written (cost–$874,867,542)	180.7%	890,965,338
	Other liabilities in excess of other assets	(80.7)	(398,016,204)

	Net Assets	100.0%	$492,949,134

Notes to Schedules of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $586,655,399, representing 15.9% of net assets in Series C; securities with an aggregate value of $517,203,406, representing 14.2% of net assets in Series M; securities with an aggregate value of $100,903,384, representing 20.5% of net assets in Series R.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR”, or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolios are ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2011.
(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Delayed-delivery. To be delivered after October 31, 2011.
(f)	In default.

64 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Schedules of Investments
October 31, 2011 (continued)

(g)	Fair-Valued – Securities with an aggregate value of $32,566,191, representing 0.9% of net assets in Series C; securities with an aggregate value of $661,682, representing less than 0.05% of net assets in Series M. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(h)	Principal amount less than $500.
(i)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(j)	Inflationary Bonds – Principal amount of security is adjusted for inflation/deflation.
(k)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and delayed-delivery securities.
(l)	Non-income producing.
(m)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreement.
(n)	Subject to Alternative Minimum Tax.
(o)	Restricted. The aggregate acquisition cost of such securities is $1,038,013 and $4,553,462 in Series C and Series R, respectively. The aggregate market value is $745,925 and $4,036,008, representing less than 0.05% and 0.8% of net assets in Series C and Series R, respectively.
(p)	Floating Rate. The rate disclosed reflects the rate in effect on October 31, 2011.
(q)	Rates reflect the effective yields at purchase date.

Glossary:

ABS – Asset-Backed Securities
AGM – insured by Assured Guaranty Municipal Corp.
AMBAC – insured by American Municipal Bond Assurance Corp.
AUD – Australian Dollar
BRL – Brazilian Real
£ – British Pound
CAD – Canadian Dollar
CBOT – Chicago Board of Trade
CDO – Collateralized Debt Obligation
CDX – Credit Derivatives Index
CLO – Collateralized Loan Obligation
CME – Chicago Mercantile Exchange
CMO – Collateralized Mortgage Obligation
CP – Certificates of Participation
CPURNSA – Consumer Price All Urban Non-Seasonally Adjusted Index
€ – Euro
FGIC – insured by Financial Guaranty Insurance Co.
FRN – Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2011.
GO – General Obligation Bond
LIBOR – London Inter-Bank Offered Rate
MBIA – insured by Municipal Bond Investors Assurance
MBS – Mortgage-Backed Securities
NPFGC – insured by National Public Finance Guarantee Corp.
OTC – Over-the-Counter
Q-SBLF – Qualified School Bond Loan Fund
TBA – To Be Announced
VRN – Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2011.

See accompanying Notes to Financial Statements ï 10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 65

Allianz Global Investors Managed Accounts Trust Statements of Assets and Liabilities

October 31, 2011
	Series C	Series M	Series R
Assets:
Investments, at value (cost-$3,852,911,872, $4,939,312,271, $877,120,340, respectively)	$4,072,267,672	$5,050,419,139	$892,124,539

Cash (including foreign currency with a value and cost of $3,265,294 and $3,243,297, $2,740,750 and $2,750,297, $767,929 and $759,277, respectively)	4,375,881	4,127,230	1,042,345

Unrealized appreciation of forward foreign currency contracts	67,915,637	4,942,376	477,504

Interest and dividend receivable	52,064,372	37,038,244	5,187,320

Unrealized appreciation of OTC swaps	40,713,602	17,932,526	1,639,581

Swap premiums paid	30,181,483	5,853,792	1,562,219

Receivable for investments sold	7,621,503	6,271,932	118,698,218

Receivable for variation margin on futures contracts	6,592,399	7,562,806	414,834

Receivable for shares of beneficial interest sold	3,324,267	3,596,620	1,212,961

Deposits with brokers for swaps collateral	45,000	1,000	3,000

Receivable for variation margin on centrally cleared swaps	40,582	—	—

Receivable for principal paydown	9,449	49,048	8,178

Deposits with brokers for futures contracts collateral	7,000	12,357,000	—

Receivable from broker	—	117,409	2,519

Receivable from broker for swap premium	—	—	1,349,725

Other assets	17,040	17,040	—

Total Assets	4,285,175,887	5,150,286,162	1,023,722,943

Liabilities:
Payable for investments purchased	409,825,395	1,442,934,158	519,913,700

Payable to brokers for cash collateral received	74,025,000	19,965,000	1,245,000

Unrealized depreciation of forward foreign currency contracts	63,241,342	9,442,793	3,503,069

Dividends payable	17,804,315	12,225,249	1,350,628

Unrealized depreciation of OTC swaps	15,323,854	5,880,608	811,089

Swap premiums received	12,611,200	3,356,734	2,632,466

Options written, at value (premiums received–$35,752,834, $5,542,865, and $2,252,798, respectively)	7,469,110	10,390,630	1,159,201

Payable for shares of beneficial interest redeemed	2,262,424	2,036,455	140,648

Payable for reverse repurchase agreements	1,425,000	—	—

Payable for variation margin on centrally cleared swaps	—	—	17,998

Payable to broker	221,016	—	—

Interest payable for cash collateral received	1,562	586	10

Securities sold short, at value (proceeds received of $220,688 for Series M)	—	222,000	—

Total Liabilities	604,210,218	1,506,454,213	530,773,809

Net Assets	$3,680,965,669	$3,643,831,949	$492,949,134

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$289,597	$346,724	$41,184

Paid-in-capital in excess of par	3,466,351,945	3,627,343,377	438,903,953

Undistributed (dividends in excess of) net investment income	(21,339,963)	30,167,124	3,087,461

Accumulated net realized gain (loss)	(83,367,806)	(198,514,475)	34,821,460

Net unrealized appreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	319,031,896	184,489,199	16,095,076

Net Assets	$3,680,965,669	$3,643,831,949	$492,949,134

Shares Outstanding	289,597,218	346,723,698	41,183,910

Net Asset Value, Offering Price and Redemption Price Per Share	$12.71	$10.51	$11.97

66 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11 ï See accompanying Notes to Financial Statements

Allianz Global Investors Managed Accounts Trust Statements of Operations

Year ended October 31, 2011
	Series C	Series M	Series R
Investment Income:
Interest	$197,758,919	$158,053,080	$14,888,827

Facility and other fee income	560,880	—	173,958

Dividends	138,371	1,709,751	15,000

Total Investment Income	198,458,170	159,762,831	15,077,785

Expenses:
Interest expense	77,520	60,145	3,628

Net Investment Income	198,380,650	159,702,686	15,074,157

Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	42,668,369	11,604,136	46,243,292

Futures contracts	27,326,646	32,764,280	3,735,216

Options written	14,651,140	7,009,115	1,378,342

Swaps	(124,605,070)	(215,283,300)	(9,845,801)

Foreign currency transactions	6,226,219	(581,643)	733,003

Net change in unrealized appreciation/depreciation of:
Investments	(94,902,262)	39,156,400	(6,490,806)

Futures contracts	22,293,014	66,418,293	2,055,571

Options written	6,615,884	(5,037,154)	375,250

Securities sold short	—	48,355	—

Swaps	6,683,746	(19,675,009)	(583,272)

Foreign currency transactions	(5,529,342)	2,039,669	(1,678,734)

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	(98,571,656)	(81,536,858)	35,922,061

Net Increase in Net Assets Resulting from Investment Operations	$99,808,994	$78,165,828	$50,996,218

See accompanying Notes to Financial Statements ï 10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 67

Fixed Income SHares: Series C Statement of Changes in Net Assets

	Year ended October 31,
	2011	2010
Investment Operations:
Net investment income	$198,380,650	$172,764,934

Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(33,732,696)	191,653,358

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(64,838,960)	250,505,455

Net increase in net assets resulting from investment operations	99,808,994	614,923,747

Dividends and Distributions to Shareholders from:
Net investment income	(320,651,187)	(367,578,793)

Net realized gains	(96,855,957)	(165,337,424)

Total dividends and distributions to shareholders	(417,507,144)	(532,916,217)

Common Share Transactions:
Net proceeds from the sale of shares	1,518,397,583	1,118,550,608

Cost of shares redeemed	(864,936,661)	(748,582,092)

Net increase in net assets from common share transactions	653,460,922	369,968,516

Total increase in net assets	335,762,772	451,976,046

Net Assets:
Beginning of year	3,345,202,897	2,893,226,851

End of year (including undistributed (dividends in excess of) net investment income of $(21,339,963) and $68,504,913, respectively)	$3,680,965,669	$3,345,202,897

Common Shares Issued and Redeemed:
Issued	118,033,707	85,203,531

Redeemed	(66,586,013)	(56,294,305)

Net Increase	51,447,694	28,909,226

68 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11 ï See accompanying Notes to Financial Statements

Fixed Income SHares: Series M Statement of Changes in Net Assets

	Year ended October 31,
	2011	2010
Investment Operations:
Net investment income	$159,702,686	$141,504,507

Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(164,487,412)	262,421,443

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	82,950,554	114,380,087

Net increase in net assets resulting from investment operations	78,165,828	518,306,037

Dividends and Distributions to Shareholders from:
Net investment income	(162,584,170)	(201,758,229)

Net realized gains	(38,973,429)	—

Total dividends and distributions to shareholders	(201,557,599)	(201,758,229)

Common Share Transactions:
Net proceeds from the sale of shares	1,298,452,638	991,047,690

Cost of shares redeemed	(882,633,410)	(736,122,976)

Net increase in net assets from common share transactions	415,819,228	254,924,714

Total increase in net assets	292,427,457	571,472,522

Net Assets:
Beginning of year	3,351,404,492	2,779,931,970

End of year (including undistributed net investment income of $30,167,124 and $13,268,518, respectively)	$3,643,831,949	$3,351,404,492

Common Shares Issued and Redeemed:
Issued	124,756,130	97,748,465

Redeemed	(84,414,439)	(72,129,934)

Net Increase	40,341,691	25,618,531

See accompanying Notes to Financial Statements ï 10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 69

Fixed Income SHares: Series R Statement of Changes in Net Assets

	Year ended October 31,
	2011	2010
Investment Operations:
Net investment income	$15,074,157	$9,992,942

Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	42,244,052	39,705,752

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	(6,321,991)	10,136,633

Net increase in net assets resulting from investment operations	50,996,218	59,835,327

Dividends and Distributions to Shareholders from:
Net investment income	(15,962,648)	(15,634,695)

Net realized gains	(32,921,342)	(1,313,661)

Total dividends and distributions to shareholders	(48,883,990)	(16,948,356)

Common Share Transactions:
Net proceeds from the sale of shares	211,731,483	170,185,580

Cost of shares redeemed	(124,270,644)	(97,662,595)

Net increase in net assets from capital share transactions	87,460,839	72,522,985

Total increase in net assets	89,573,067	115,409,956

Net Assets:
Beginning of year	403,376,067	287,966,111

End of year (including undistributed net investment income of $3,087,461 and $864,477, respectively)	$492,949,134	$403,376,067

Common Shares Issued and Redeemed:
Issued	19,181,599	15,489,601

Redeemed	(11,244,966)	(8,835,579)

Net Increase	7,936,633	6,654,022

70 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11 ï See accompanying Notes to Financial Statements

Fixed Income SHares: Series C Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of year	$14.05		$13.83		$11.50		$12.05	$11.78

Investment Operations:
Net investment income	0.78		0.75		0.83		0.76	0.63

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps, unfunded loan commitments and foreign currency transactions	(0.46)		1.93		3.86		(0.37)	0.44

Total from investment operations	0.32		2.68		4.69		0.39	1.07

Dividends and Distributions to Shareholders from:
Net investment income	(1.25)		(1.67)		(1.36)		(0.74)	(0.56)

Net realized gains	(0.41)		(0.79)		(1.00)		(0.20)	(0.24)

Total dividends and distributions to shareholders	(1.66)		(2.46)		(2.36)		(0.94)	(0.80)

Net asset value, end of year	$12.71		$14.05		$13.83		$11.50	$12.05

Total Investment Return (1)	2.75%		22.40%		45.84%		2.56%	9.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,680,966		$3,345,203		$2,893,227		$2,006,494	$1,886,225

Ratio of operating expenses to average net assets (3)	0.00	%(2)	0.00	%(2)	0.00	%(2)	0.00%	0.00%

Ratio of net investment income to average net assets (3)	5.72%		5.70%		6.71%		6.01%	5.60%

Portfolio turnover rate	178%		164%		683%		873%	750%

(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(2)	If interest expense was included, the ratio of operating expenses to average net assets for the years ended October 31, 2011, 2010 and 2009 would be less than 0.005%, less than 0.005% and 0.01%, respectively.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series C, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See accompanying Notes to Financial Statements ï 10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 71

Fixed Income SHares: Series M Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.94	$9.90	$8.36	$11.31	$11.38

Investment Operations:
Net investment income	0.48	0.47	1.19	1.35	0.66

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	(0.29)	1.25	1.62	(2.90)	(0.08)

Total from investment operations	0.19	1.72	2.81	(1.55)	0.58

Dividends and Distributions to Shareholders from:
Net investment income	(0.49)	(0.68)	(1.27)	(1.40)	(0.65)

Net realized gains	(0.13)	—	—	—	—

Total dividends and distributions to shareholders	(0.62)	(0.68)	(1.27)	(1.40)	(0.65)

Net asset value, end of year	$10.51	$10.94	$9.90	$8.36	$11.31

Total Investment Return (1)	1.95%	18.22%	36.99%	(16.53)%	5.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,643,832	$3,351,404	$2,779,932	$1,710,260	$1,819,024

Ratio of operating expenses to average net assets (2)(3)	0.00%	0.00%	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	4.57%	4.67%	13.01%	11.82%	5.91%

Portfolio turnover rate	514%	482%	916%	923%	837%

(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(2)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2011, 2010, 2009, 2008 and 2007 would be less than 0.005%, 0.01%, 1.78%, 7.63% and 1.26%, respectively.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series M, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.

72 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11 ï See accompanying Notes to Financial Statements

Fixed Income SHares: Series R Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of year	$12.13		$10.83		$9.27		$10.21	$9.90

Investment Operations:
Net investment income	0.40		0.33		0.25		0.57	0.43

Net realized and unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	0.85		1.54		2.00		(0.91)	0.34

Total from investment operations	1.25		1.87		2.25		(0.34)	0.77

Dividends and Distributions to Shareholders from:
Net investment income	(0.43)		(0.52)		(0.29)		(0.60)	(0.46)

Net realized gains	(0.98)		(0.05)		(0.40)		—	—

Total dividends and distributions to shareholders	(1.41)		(0.57)		(0.69)		(0.60)	(0.46)

Net asset value, end of year	$11.97		$12.13		$10.83		$9.27	$10.21

Total Investment Return (1)	12.23%		17.94%		25.50%		(3.87)%	8.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$492,949		$403,376		$287,966		$170,092	$123,018

Ratio of operating expenses to average net assets (3)	0.00	%(2)	0.00	%(2)	0.00	%(2)	0.00%	0.00%

Ratio of net investment income to average net assets (3)	3.62%		2.90%		2.77%		5.39%	4.36%

Portfolio turnover rate	805%		495%		1216%		1003%	825%

(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(2)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2011, 2010 and 2009 would be less than 0.005%, less than 0.005% and less than 0.005%, respectively.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series R, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See accompanying Notes to Financial Statements ï 10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 73

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

1. Organization and Significant Accounting Policies
Allianz Global Investors Managed Accounts Trust (the “Trust”) was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares: Series C, Series M and Series R (the “Portfolios”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Portfolios’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. The Portfolios are authorized to issue an unlimited amount of shares of beneficial interest at $0.001 par value.

On September 29, 2011 and October 7, 2011, Equity Shares: Series I and Fixed Income SHares: Series H, respectively, liquidated.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual periods beginning on or after December 15, 2011. The Portfolios’ management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Portfolios’ management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange-traded futures and options on futures are valued at the price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

74 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

1. Organization and Significant Accounting Policies (continued)

The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

•	Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Portfolios to measure fair value during the year ended October 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Portfolios utilized an option adjusted spread pricing technique.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition,

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 75

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

1. Organization and Significant Accounting Policies (continued)

international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period.

76 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at October 31, 2011 in valuing each Portfolio’s assets and liabilities is listed below:

Series C:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	—	$42,830,439	$1,549,186	$44,379,625
Financial Services	—	924,062,272	334,818	924,397,090
Metals & Mining	—	21,153,218	6,665,776	27,818,994
Paper/Paper Products	—	10,139,863	999,323	11,139,186
Telecommunications	—	92,691,221	24,826,140	117,517,361
All Other	—	1,023,890,522	—	1,023,890,522
U.S. Government Agency Securities	—	576,641,042	—	576,641,042
Municipal Bonds	—	399,722,890	—	399,722,890
Sovereign Debt Obligations	—	254,754,241	—	254,754,241
Mortgage-Backed Securities	—	180,264,657	74,952	180,339,609
Senior Loans	—	22,411,416	—	22,411,416
U.S. Treasury Obligations	—	16,484,474	—	16,484,474
Asset-Backed Securities	—	8,050,360	—	8,050,360
Preferred Stock	$1,081,920	—	—	1,081,920
Convertible Preferred Stock	739,305	—	—	739,305
Common Stock	11,135	—	—	11,135
Short-Term Investments	—	457,388,521	—	457,388,521
Options Purchased:
Interest Rate Contracts	—	5,499,981	—	5,499,981

Total Investments in Securities – Assets	$1,832,360	$4,035,985,117	$34,450,195	$4,072,267,672

Investments in Securities – Liabilities
Options Written, at value:
Credit Contracts	—	$(1,203,587)	—	$(1,203,587)
Interest Rate Contracts	—	(6,265,523)	—	(6,265,523)

Total Investments in Securities – Liabilities	—	$(7,469,110)	—	$(7,469,110)

Other Financial Instruments* – Assets
Credit Contracts	—	$5,671,081	—	$5,671,081
Foreign Exchange Contracts	—	67,915,637	—	67,915,637
Interest Rate Contracts	$41,585,971	35,042,521	—	76,628,492

Total Other Financial Instruments* – Assets	$41,585,971	$108,629,239	—	$150,215,210

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 77

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

1. Organization and Significant Accounting Policies (continued)

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/11

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(12,251,902)	—	$(12,251,902)
Foreign Exchange Contracts	—	(63,241,342)	—	(63,241,342)
Interest Rate Contracts	—	(3,105,147)	—	(3,105,147)

Total Other Financial Instruments* – Liabilities	—	$(78,598,391)	—	$(78,598,391)

Total Investments	$43,418,331	$4,058,546,855	$34,450,195	$4,136,415,381

Series M:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/11

Investments in Securities – Assets
U.S. Government Agency Securities	—	$1,716,475,232	—	$1,716,475,232
Corporate Bonds & Notes:
Financial Services	—	707,033,370	$10,440,900	717,474,270
All Other	—	637,534,878	—	637,534,878
Municipal Bonds	—	638,730,575	—	638,730,575
Mortgage-Backed Securities	—	481,067,409	—	481,067,409
Sovereign Debt Obligations	—	415,176,328	—	415,176,328
Asset-Backed Securities	—	39,001,084	661,682	39,662,766
Convertible Preferred Stock	$12,462,570	—	—	12,462,570
Common Stock	281,515	—	—	281,515
Short-Term Investments	—	389,275,678	—	389,275,678
Options Purchased:
Interest Rate Contracts	—	2,277,918	—	2,277,918

Total Investments in Securities – Assets	$12,744,085	$5,026,572,472	$11,102,582	$5,050,419,139

Investments in Securities – Liabilities
Options Written, at value:
Credit Contracts	—	$(107,426)	—	$(107,426)
Interest Rate Contracts	—	(7,298,693)	$(2,984,511)	(10,283,204)
Securities Sold Short, at value	—	(222,000)	—	(222,000)

Total Investments in Securities – Liabilities	—	$(7,628,119)	$(2,984,511)	$(10,612,630)

78 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

1. Organization and Significant Accounting Policies (continued)

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/11

Other Financial Instruments* – Assets
Credit Contracts	—	$7,222,209	—	$7,222,209
Foreign Exchange Contracts	—	4,942,376	—	4,942,376
Interest Rate Contracts	$70,712,020	10,710,317	—	81,422,337

Total Other Financial Instruments* – Assets	$70,712,020	$22,874,902	—	$93,586,922

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(3,898,159)	—	$(3,898,159)
Foreign Exchange Contracts	—	(9,442,793)	—	(9,442,793)
Interest Rate Contracts	—	(1,982,449)	—	(1,982,449)

Total Other Financial Instruments* – Liabilities	—	$(15,323,401)	—	$(15,323,401)

Total Investments	$83,456,105	$5,026,495,854	$8,118,071	$5,118,070,030

Series R:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/11

Investments in Securities – Assets
U.S. Treasury Obligations	—	$551,294,965	—	$551,294,965
Corporate Bonds & Notes	—	143,559,250	—	143,559,250
Sovereign Debt Obligations	—	62,594,386	—	62,594,386
Mortgage-Backed Securities	—	38,399,015	$6,119,756	44,518,771
Asset-Backed Securities	—	19,645,473	—	19,645,473
Senior Loans	—	8,139,635	—	8,139,635
U.S. Government Agency Securities	—	6,722,257	—	6,722,257
Convertible Preferred Stock	$211,230	—	—	211,230
Municipal Bonds	—	72,411	—	72,411
Short-Term Investments	—	54,574,071	—	54,574,071
Options Purchased:
Interest Rate Contracts	—	792,090	—	792,090

Total Investments in Securities – Assets	$211,230	$885,793,553	$6,119,756	$892,124,539

Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(899,178)	$(260,023)	$(1,159,201)

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 79

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

1. Organization and Significant Accounting Policies (continued)

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/11

Other Financial Instruments* – Assets
Credit Contracts	—	$911,528	—	$911,528
Foreign Exchange Contracts	—	477,504	—	477,504
Interest Rate Contracts	$2,213,725	728,053	—	2,941,778

Total Other Financial Instruments* – Assets	$2,213,725	$2,117,085	—	$4,330,810

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(726,349)	—	$(726,349)
Foreign Exchange Contracts	—	(3,503,069)	—	(3,503,069)
Interest Rate Contracts	$(24,816)	(110,623)	—	(135,439)

Total Other Financial Instruments* – Liabilities	$(24,816)	$(4,340,041)	—	$(4,364,857)

Total Investments	$2,400,139	$882,671,419	$5,859,733	$890,931,291

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended October 31, 2011, was as follows:

Series C:
		Net			Net Change
	Beginning	Purchases	Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance	(Sales) and	Discounts	Realized	Appreciation/	into	out of	Balance
	10/31/10	Settlements	(Premiums)	Gain (Loss)	Depreciation	Level 3**	Level 3***	10/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$8,446,018	$(6,616,621)	$(67,549)	$(118,368)	$(94,294)	—	—	$1,549,186
Financial Services	21,134,833	(83,844)	—	—	(5,509,171)	—	$(15,207,000)	334,818
Metals & Mining	—	2,192,000	(16,892)	—	(30,832)	$4,521,500	—	6,665,776
Paper/Paper Products	—	1,071,250	(6,340)	—	(65,587)	—	—	999,323
Telecommunications	—	—	—	—	—	24,826,140	—	24,826,140
Mortgage-Backed Securities	123,362	(424,437)	1,228	92,469	282,330	—	—	74,952
Short-Term Investments:
Corporate Notes:
Financial Services	736,890	(700,000)	—	—	(36,890)	—	—	—

Total Investments	$30,441,103	$(4,561,652)	$(89,553)	$(25,899)	$(5,454,444)	$29,347,640	$(15,207,000)	$34,450,195

80 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

1. Organization and Significant Accounting Policies (continued)

Series M:		Net			Net Change
	Beginning	Purchases	Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance	(Sales) and	Discounts	Realized	Appreciation/	into	out of	Balance
	10/31/10	Settlements	(Premiums)	Gain (Loss)	Depreciation	Level 3	Level 3***	10/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Financial Services	$10,551,300	—	$(72,203)	—	$(38,197)	—	—	$10,440,900
Mortgage-Backed Securities	17,504,496	$(331,757)	(82,623)	$(9,173)	6,015	—	$(17,086,958)	—
Asset-Backed Securities	754,471	(147,573)	—	—	54,784	—	—	661,682

Total Investments in Securities – Assets	$28,810,267	$(479,330)	$(154,826)	$(9,173)	$22,602	—	$(17,086,958)	$11,102,582

Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	$(8,020,229)	—	—	$5,446,387	$(410,669)	—	—	$(2,984,511)

Total Investments	$20,790,038	$(479,330)	$(154,826)	$5,437,214	$(388,067)	—	$(17,086,958)	$8,118,071

Series R:		Net			Net Change
	Beginning	Purchases	Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance	(Sales) and	Discounts	Realized	Appreciation/	into	out of	Balance
	10/31/10	Settlements	(Premiums)	Gain (Loss)	Depreciation	Level 3	Level 3***	10/31/11

Investments in Securities – Assets
Mortgage-Backed Securities	$5,663,219	$6,010,527	$(30,068)	$(2,938)	$7,150	—	$(5,528,134)	$6,119,756
Asset-Backed Securities	17,818,475	(9,122,265)	43,043	274,573	94,335	—	(9,108,161)	—

Total Investments in Securities – Assets	$23,481,694	$(3,111,738)	$12,975	$271,635	$101,485	—	$(14,636,295)	$6,119,756

Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	$(689,228)	—	—	$219,953	$209,252	—	—	$(260,023)

Total Investments	$22,792,466	$(3,111,738)	$12,975	$491,588	$310,737	—	$(14,636,295)	$5,859,733

*	Other financial instruments not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

***	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which Series C, Series M and Series R held at October 31, 2011, was $543,180, $(344,668) and $254,071, respectively. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received on the settlement date are amortized as income over the expected term of the loan. Facility fees and other fees received after the settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are

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October 31, 2011

1. Organization and Significant Accounting Policies (continued)

recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes
The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolios’ management has determined that its evaluation has resulted in no material impact to the Portfolios’ financial statements at October 31, 2011. The Portfolios’ federal income tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions
The Portfolios declare dividends from net investment income monthly to shareholders. Distributions of net realized capital gains for all Portfolios, if any, are paid at least annually. The Portfolios record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation
The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans
The Portfolios purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Portfolios succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements
The Portfolios enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty.

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October 31, 2011

1. Organization and Significant Accounting Policies (continued)

If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(i) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Portfolios can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the returns they obtain on investments purchased with the cash. To the extent the Portfolios do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Portfolios’ uncovered obligations under the agreements will be subject to the Portfolios’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolios’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value of the Portfolios. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

(k) Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(l) Mortgage-Related and Other Asset-Backed Securities
Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolios to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

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October 31, 2011

1. Organization and Significant Accounting Policies (continued)

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Short Sales
Short sale transactions involve the Portfolios selling securities they do not own in anticipation of a decline in the market price of the securities. The Portfolios are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Restricted Securities
The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(p) Interest Expense
Interest expense primarily relates to the Portfolios’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks
In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolios are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolios hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolios hold mortgage-related securities, they may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. The Portfolios’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Portfolios are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

2. Principal Risks (continued)

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

The Portfolios are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser for the Trust, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Portfolios’ shares to be more volatile than if the Portfolios did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ securities. The Portfolios may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Portfolios employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Portfolios’ investment returns, resulting in greater losses.

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Portfolios are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

2. Principal Risks (continued)

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolios’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Certain Portfolios had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. Anticipated losses for security and derivative transactions associated with Lehman Brothers have been incorporated as net realized gain (loss) on the Statements of Operations of the applicable Portfolios. The remaining balances associated with Lehman Brothers entities are included in receivable from/ payable to broker on the Statements of Assets and Liabilities of the applicable Portfolios. The estimated recoverable value of receivables is determined by independent broker quotes.

3. Financial Derivative Instruments
Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolios sometimes use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts
The Portfolios use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions
The Portfolios purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolios write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Portfolios’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolios purchasing a security at a price different from its current market value.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

3. Financial Derivative Instruments (continued)

(c) Swap Agreements
Swap agreements are bilaterally negotiated agreements between the Portfolios and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolios enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Portfolios’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Portfolios’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Portfolios’ Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of realized gains or losses on the Portfolios’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Portfolios’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Portfolios’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Portfolios’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Portfolios will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Portfolios would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Portfolios would be subject to investment exposure on the notional amount of the swap.

If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolios are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolios use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

3. Financial Derivative Instruments (continued)

of the issuers (i.e., to reduce risk where the Portfolios own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolios use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Portfolios bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolios hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolios as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2011 for which the Portfolios are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolios for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to

88 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

3. Financial Derivative Instruments (continued)

protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts
A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Fixed Income SHares: Series C, Series M and Series R enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolios also enter these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Portfolios’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at October 31, 2011:

Series C:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Asset derivatives:
Investments, at value (options purchased)	$5,499,981	—	—	$5,499,981
Unrealized appreciation of OTC swaps	35,042,521	$5,671,081	—	40,713,602
Receivable for variation margin on futures contracts*	6,592,399	—	—	6,592,399
Receivable for variation margin on centrally cleared swaps**	40,582	—	—	40,582
Unrealized appreciation of forward foreign currency contracts	—	—	$67,915,637	67,915,637

Total asset derivatives	$47,175,483	$5,671,081	$67,915,637	$120,762,201

Liability derivatives:
Unrealized depreciation of OTC swaps	$(3,071,952)	$(12,251,902)	—	$(15,323,854)
Options written, at value	(6,265,523)	(1,203,587)	—	(7,469,110)
Unrealized depreciation of forward foreign currency contracts	—	—	$(63,241,342)	(63,241,342)

Total liability derivatives	$(9,337,475)	$(13,455,489)	$(63,241,342)	$(86,034,306)

*	Included in the net unrealized appreciation of $41,585,971 on futures contracts as reported in section 5(a) in the Notes to Financial Statements.
**	Included in the net unrealized depreciation of $33,195 on centrally cleared interest rate swaps as reported in section 5(d) in the Notes to Financial Statements.

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 89

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

3. Financial Derivative Instruments (continued)

Series M:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Asset derivatives:
Investments, at value (options purchased)	$2,277,918	—	—	$2,277,918
Unrealized appreciation of OTC swaps	10,710,317	$7,222,209	—	17,932,526
Receivable for variation margin on futures contracts*	7,562,806	—	—	7,562,806
Unrealized appreciation of forward foreign currency contracts	—	—	$4,942,376	4,942,376

Total asset derivatives	$20,551,041	$7,222,209	$4,942,376	$32,715,626

Liability derivatives:
Unrealized depreciation of OTC swaps	$(1,982,449)	$(3,898,159)	—	$(5,880,608)
Options written, at value	(10,283,204)	(107,426)	—	(10,390,630)
Unrealized depreciation of forward foreign currency contracts	—	—	$(9,442,793)	(9,442,793)

Total liability derivatives	$(12,265,653)	$(4,005,585)	$(9,442,793)	$(25,714,031)

*	Included in the net unrealized appreciation of $70,712,020 on futures contracts as reported in section 5(a) in the Notes to Financial Statements.

Series R:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Asset derivatives:
Investments, at value (options purchased)	$792,090	—	—	$792,090
Unrealized appreciation of OTC swaps	728,053	$911,528	—	1,639,581
Receivable for variation margin on futures contracts*	414,834	—	—	414,834
Unrealized appreciation of forward foreign currency contracts	—	—	$477,504	477,504

Total asset derivatives	$1,934,977	$911,528	$477,504	$3,324,009

Liability derivatives:
Unrealized depreciation of OTC swaps	$(84,740)	$(726,349)	—	$(811,089)
Payable for variation margin on centrally cleared swaps**	(17,998)	—	—	(17,998)
Options written, at value	(1,159,201)	—	—	(1,159,201)
Unrealized depreciation of forward foreign currency contracts	—	—	$(3,503,069)	(3,503,069)

Total liability derivatives	$(1,261,939)	$(726,349)	$(3,503,069)	$(5,491,357)

*	Included in the net unrealized appreciation of $2,188,909 on futures contracts as reported in section 5(a) in the Notes to Financial Statements.
**	Included in the net unrealized depreciation of $25,883 on centrally cleared interest rate swaps as reported in section 5(d) in the Notes to Financial Statements.

90 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statements of Operations for the year ended October 31, 2011:

Series C:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Net realized gain (loss) on:
Investments (options purchased)	$(143,672)	—	—	$(143,672)
Futures contracts	27,326,646	—	—	27,326,646
Options written	5,991,456	$8,659,684	—	14,651,140
Swaps	(135,750,283)	11,145,213	—	(124,605,070)
Foreign currency transactions (forward foreign currency contracts)	—	—	$5,839,481	5,839,481

Total net realized gain (loss)	$(102,575,853)	$19,804,897	$5,839,481	$(76,931,475)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$2,556,685	—	—	$2,556,685
Futures contracts	22,293,014	—	—	22,293,014
Options written	8,117,983	$(1,502,099)	—	6,615,884
Swaps	(15,573,259)	22,257,005	—	6,683,746
Foreign currency transactions (forward foreign currency contracts)	—	—	$(4,928,140)	(4,928,140)

Total net change in unrealized appreciation/depreciation	$17,394,423	$20,754,906	$(4,928,140)	$33,221,189

Series M:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Net realized gain (loss) on:
Investments (options purchased)	$(108,398)	—	—	$(108,398)
Futures contracts	32,764,280	—	—	32,764,280
Options written	5,446,386	$1,562,729	—	7,009,115
Swaps	(228,646,982)	13,363,682	—	(215,283,300)
Foreign currency transactions (forward foreign currency contracts)	—	—	$2,925,566	2,925,566

Total net realized gain (loss)	$(190,544,714)	$14,926,411	$2,925,566	$(172,692,737)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$393,600	—	—	$393,600
Futures contracts	66,418,293	—	—	66,418,293
Options written	(5,838,228)	$801,074	—	(5,037,154)
Swaps	(11,045,608)	(8,629,401)	—	(19,675,009)
Foreign currency transactions (forward foreign currency contracts)	—	—	$2,126,421	2,126,421

Total net change in unrealized appreciation/depreciation	$49,928,057	$(7,828,327)	$2,126,421	$44,226,151

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 91

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

3. Financial Derivative Instruments (continued)

Series R:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Net realized gain (loss) on:
Investments (options purchased)	$185,986	—	—	$185,986
Futures contracts	3,735,216	—	—	3,735,216
Options written	1,134,955	$136,823	$106,564	1,378,342
Swaps	(10,548,438)	702,637	—	(9,845,801)
Foreign currency transactions (forward foreign currency contracts)	—	—	50,791	50,791

Total net realized gain (loss)	$(5,492,281)	$839,460	$157,355	$(4,495,466)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$66,100	—	—	$66,100
Futures contracts	2,055,571	—	—	2,055,571
Options written	411,581	$(36,331)	—	375,250
Swaps	378,308	(961,580)	—	(583,272)
Foreign currency transactions (forward foreign currency contracts)	—	—	$(1,697,169)	(1,697,169)

Total net change in unrealized appreciation/depreciation	$2,911,560	$(997,911)	$(1,697,169)	$216,480

The average (measured at each fiscal quarter-end) volume of derivative activity during the year ended October 31, 2011:

	Options		Options
	Purchased		Written		Futures Contracts(1)
	Contracts(1)	Notional(3)	Contracts(1)	Notional(3)	Long	Short

Series C	149	$610,410	2,377	$5,390,340	21,050	—
Series M	—	132,100	—	1,139,520	33,047	—
Series R	140	142,080	206	329,100	910	(1)

	Forward Foreign		Credit Default		Interest Rate
	Currency Contracts(2)		Swap Agreements(3)		Swap
	Purchased	Sold	Buy	Sell	Agreements(3)

Series C	1,847,986,506	1,154,872,955	$72,940	$1,011,539	$3,297,900
Series M	135,888,043	368,038,756	16,000	519,420	1,398,820
Series R	50,232,404	110,715,239	15,200	65,680	107,900

(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional amount (in thousands)

92 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

4. Investment Manager/Sub-Adviser/Administrator/Distributor

(a) Investment Manager/Sub-Adviser
The Investment Manager serves as manager of the Portfolios pursuant to an Investment Management Agreement with the Trust. Pursuant to a Portfolio Management Agreement between the Investment Manager and PIMCO, the Investment Manager employs PIMCO to serve as the Sub-Adviser and provide investment advisory services to the Fixed Income SHares: Series C, Series M and Series R Portfolios. Neither the Investment Manager nor PIMCO receive investment management or other fees from the Portfolios or the Trust. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Adviser. Typically, participants in these programs pay a “wrap fee” to their investment adviser. Although the Portfolios do not compensate the Investment Manager or the Sub-Adviser directly for their services under the Investment Management Agreement or Portfolio Management Agreement, respectively, the Investment Manager and the Sub-Adviser may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(b) Administrator
The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (“Administration Agreement”) with the Trust. The administrator’s responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other costs of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

(c) Distributor
Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Portfolios’ shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the Portfolios, pays the Distributor.

5. Investments in Securities
Purchases and sales of investments, other than short-term securities, for the year ended October 31, 2011:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales

Series C	$6,242,957,250	$5,701,411,203	$763,504,998	$758,108,205
Series M	24,709,561,645	25,781,473,299	717,042,371	373,443,614
Series R	5,860,406,987	5,881,548,664	208,403,065	60,966,585

(a) Futures contracts outstanding at October 31, 2011:

Series C:
			Market
			Value	Expiration	Unrealized
	Type	Contracts	(000s)	Date	Appreciation

Long:	Euro Bobl 5 yr. Futures	744	$125,946	12/1/11	$139,897

	Financial Futures Euro–90 day	17,503	4,351,027	12/17/12	8,753,545

	Financial Futures Euro–90 day	24,581	6,101,311	9/16/13	32,692,529

					$41,585,971

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 93

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

Series M:
			Market
			Value	Expiration	Unrealized
	Type	Contracts	(000s)	Date	Appreciation

Long:	Canadian 10 yr. Bond Futures	2,384	$314,064	12/1/11	$2,618,492

	Euro Bobl 5 yr. Futures	12	2,031	12/1/11	2,658

	Financial Futures Euro–90 day	10,026	2,492,714	3/19/12	10,085,700

	Financial Futures Euro–90 day	10,000	2,486,125	6/18/12	17,750,000

	Financial Futures Euro–90 day	5,000	1,243,000	9/17/12	12,625,000

	Financial Futures Euro–90 day	17,172	4,268,530	3/18/13	18,510,527

	Financial Futures Euro–90 day	5,618	1,394,458	9/16/13	9,119,643

					$70,712,020

Series R:
			Market		Unrealized
			Value	Expiration	Appreciation
	Type	Contracts	(000s)	Date	(Depreciation)

Long:	10-Year U.S. Treasury Note Futures	7	$903	12/20/11	$(1,974)

	Euro Bobl 5 yr. Futures	157	53,482	12/1/13	(15,398)

	Euro Bund 10 yr. Futures	60	11,247	12/1/11	28,622

	Financial Futures Euro–90 day	544	135,225	3/18/13	954,176

	Financial Futures Euro–90 day	272	67,575	6/17/13	500,357

	Financial Futures Euro–90 day	152	37,728	9/16/13	197,285

	Financial Futures Euro–90 day	292	72,369	12/16/13	533,285

Short:	10-Year U.S. Treasury Note Futures	(7)	(903)	12/20/11	(7,444)

					$2,188,909

At October 31, 2011, Series C and Series M pledged cash collateral of $7,000, and $12,357,000, respectively, for futures contracts.

94 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

(b) Transactions in options written for the year ended October 31, 2011:

Series C:
		Notional	Notional
		Amount	Amount
	Contracts	(000s)	(000s)	Premiums

Options outstanding, October 31, 2010	1,454	$6,521,600	€752,600	$42,510,383
Options written	10,433	3,549,400	—	15,023,158
Options terminated in closing transactions	(1,454)	(4,244,700)	(752,600)	(18,470,987)
Options assigned	—	(913,900)	—	(3,309,720)

Options outstanding, October 31, 2011	10,433	$4,912,400	—	$35,752,834

Series M:
	Notional	Notional
	Amount	Amount
	(000s)	(000s)	Premiums

Options outstanding, October 31, 2010	$859,800	—	$8,209,618
Options written	1,921,100	€116,400	4,342,363
Options terminated in closing transactions	(998,700)	(116,400)	(7,009,116)

Options outstanding, October 31, 2011	$1,782,200	—	$5,542,865

Series R:
		Notional	Notional	Notional	Notional
		Amount	Amount	Amount	Amount
	Contracts	(000s)	(000s)	(000s)	(000s)	Premiums

Options outstanding, October 31, 2010	38	$396,200	€15,400	—	—	$2,423,993
Options written	1,225	349,700	3,500	AUD 11,400	£1,000	2,267,909
Options terminated in closing transactions	(1,159)	(373,100)	(15,400)	—	(1,000)	(1,937,538)
Options assigned	(104)	(79,400)	(3,500)	—	—	(349,762)
Options expired	—	(11,600)	—	(11,400)	—	(151,804)

Options outstanding, October 31, 2011	—	$281,800	—	—	—	$2,252,798

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 95

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

(c) OTC credit default swap agreements:

Buy protection swap agreements outstanding at October 31, 2011(1):

Series C:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Made	Value(5)	Paid	(Depreciation)

Bank of America:
DTE Energy	$5,000	1.32%	6/20/16	(0.97)%	$70,919	—	$70,919
Deutsche Bank:
Morgan Stanley	13,300	3.32%	12/20/16	(1.00)%	1,343,884	$1,594,469	(250,585)
JPMorgan Chase:
Lexmark International	5,000	1.04%	6/20/13	(1.19)%	(19,109)	—	(19,109)

					$1,395,694	$1,594,469	$(198,775)

Series M:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Made	Value(5)	Received	(Depreciation)

Bank of America:
Macy’s	$5,000	1.04%	9/20/15	(7.06)%	$(1,180,219)	—	$(1,180,219)
Barclays Bank:
Embarq	400	0.99%	6/20/13	(1.00)%	(550)	$(7,216)	6,666
Citigroup:
Valero Energy	4,600	0.95%	12/20/13	(3.40)%	(257,235)	—	(257,235)
Deutsche Bank:
Altria Group	4,500	1.44%	3/20/19	(1.46)%	(11,501)	—	(11,501)
Morgan Stanley:
Altria Group	1,500	1.42%	12/20/18	(1.55)%	(15,408)	—	(15,408)

					$(1,464,913)	$(7,216)	$(1,457,697)

Series R:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Made	Value(5)	Paid (Received)	(Depreciation)

Bank of America:
International Lease Finance	$1,000	5.68%	9/20/13	(5.00)%	$5,850	$(32,286)	$38,136
Marsh & McLennan	3,000	0.85%	6/20/19	(0.90)%	(14,266)	—	(14,266)
Barclays Bank:
FBG Finance	1,500	0.75%	6/20/15	(1.60)%	(48,481)	—	(48,481)
Deutsche Bank:
Starwood Hotels & Resorts Worldwide	3,100	0.92%	3/20/13	(1.00)%	(7,015)	52,342	(59,357)
Goldman Sachs:
American International Group	4,000	5.44%	3/20/13	(5.00)%	(178)	(183,822)	183,644
RPM International	1,000	2.02%	3/20/18	(1.50)%	28,214	—	28,214

					$(35,876)	$(163,766)	$127,890

96 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

Sell protection swap agreements outstanding at October 31, 2011(2):

Series C:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Bank of America:
American International Group	$4,000	2.38%	12/20/12	0.90%	$(62,065)	—	$(62,065)
China Government International Bond	2,000	1.24%	9/20/16	1.00%	(20,343)	$10,371	(30,714)
Dow Jones CDX EM-14 Index	15,500	2.47%	12/20/15	5.00%	1,601,225	1,922,000	(320,775)
Dow Jones CDX IG-16 5-Year Index	154,800	1.16%	6/20/16	1.00%	(891,785)	417,153	(1,308,938)
Dow Jones MCDX 5-Year Index	43,000	1.65%	12/20/15	1.00%	(929,778)	(2,111,240)	1,181,462
General Electric	4,000	1.53%	6/20/12	5.00%	112,087	75,672	36,415
JPMorgan Chase	3,000	0.76%	9/20/12	0.39%	(8,672)	—	(8,672)
Barclays Bank:
Brazilian Government International Bond	44,000	0.44%	3/20/12	1.00%	146,904	90,126	56,778
China Government International Bond	28,800	1.07%	9/20/15	1.00%	(44,342)	271,506	(315,848)
China Government International Bond	6,000	1.24%	9/20/16	1.00%	(61,029)	31,114	(92,143)
Dow Jones CDX EM-14 Index	25,700	2.47%	12/20/15	5.00%	2,654,934	3,288,550	(633,616)
Dow Jones CDX EM-15 Index	5,700	2.58%	6/20/16	5.00%	621,038	769,500	(148,462)
Dow Jones CDX HY-16 5-Year Index	149,000	5.87%	6/20/16	5.00%	(4,095,758)	(745,000)	(3,350,758)
BNP Paribas:
China Government International Bond	17,500	1.07%	9/20/15	1.00%	(26,943)	161,043	(187,986)
General Electric	15,200	2.05%	12/20/13	4.90%	987,245	—	987,245
General Electric	900	2.22%	9/20/15	1.00%	(38,954)	(45,701)	6,747
Citigroup:
China Government International Bond	6,300	1.07%	9/20/15	1.00%	(9,700)	58,011	(67,711)
China Government International Bond	4,000	1.24%	9/20/16	1.00%	(40,685)	20,743	(61,428)
Dow Jones CDX EM-14 Index	16,900	2.47%	12/20/15	5.00%	1,745,852	2,095,600	(349,748)
Dow Jones MCDX 5-Year Index	27,000	1.65%	12/20/15	1.00%	(583,814)	(1,298,092)	714,278
El Paso	2,700	1.19%	3/20/14	5.00%	258,131	(133,380)	391,511
United Kingdom Gilt	16,200	0.60%	6/20/15	1.00%	254,393	132,275	122,118
United Kingdom Gilt	33,500	0.76%	6/20/16	1.00%	404,446	415,748	(11,302)

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 97

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Credit Suisse First Boston:
China Government International Bond	$4,700	0.99%	3/20/15	1.00%	$6,901	$51,098	$(44,197)
China Government International Bond	4,000	1.24%	9/20/16	1.00%	(40,685)	19,751	(60,436)
Dow Jones CDX IG-16 5-Year Index	1,500	1.16%	6/20/16	1.00%	(8,642)	1,829	(10,471)
United Kingdom Gilt	13,000	0.63%	9/20/15	1.00%	196,974	133,971	63,003
Deutsche Bank:
Berkshire Hathaway	11,900	1.01%	9/20/13	1.10%	35,805	—	35,805
Dow Jones CDX EM-14 Index	24,200	2.47%	12/20/15	5.00%	2,499,977	3,363,950	(863,973)
Dow Jones MCDX 5-Year Index	6,000	1.65%	12/20/15	1.00%	(129,736)	(278,047)	148,311
France Government Bond	3,800	1.57%	9/20/15	0.25%	(185,445)	(138,576)	(46,869)
France Government Bond	31,100	1.65%	3/20/16	0.25%	(1,800,207)	(1,104,012)	(696,195)
General Electric	7,700	2.05%	12/20/13	3.80%	313,902	—	313,902
Procter & Gamble	3,000	0.28%	3/20/14	1.27%	75,301	—	75,301
Goldman Sachs:
BP Capital Markets	3,400	1.02%	6/20/15	5.00%	500,446	89,913	410,533
California State Municipal Bond	3,300	2.18%	12/20/18	1.63%	(86,243)	—	(86,243)
California State Municipal Bond	25,000	2.18%	12/20/18	1.65%	(627,285)	—	(627,285)
Comcast	19,800	1.36%	6/20/21	1.00%	(560,448)	(663,633)	103,185
Dow Jones CDX HY-9 5-Year Index 35-100%	3,369	0.19%	12/20/12	2.05%	79,407	—	79,407
El Paso	350	1.35%	9/20/14	5.00%	38,193	(27,125)	65,318
France Government Bond	25,900	1.65%	3/20/16	0.25%	(1,499,208)	(866,475)	(632,733)
HSBC Bank:
Brazilian Government International Bond	18,100	0.44%	3/20/12	1.00%	60,431	40,787	19,644
China Government International Bond	3,000	1.07%	9/20/15	1.00%	(4,619)	(41,619)	37,000
China Government International Bond	6,200	1.07%	9/20/15	1.00%	(9,546)	57,090	(66,636)
JPMorgan Chase:
American Express	2,800	0.76%	3/20/14	2.75%	140,595	—	140,595
BP Capital Markets	600	1.02%	6/20/15	5.00%	88,314	6,025	82,289
China Government International Bond	22,000	0.99%	3/20/15	1.00%	32,305	254,939	(222,634)
France Government Bond	4,900	1.57%	9/20/15	0.25%	(239,127)	(171,695)	(67,432)

98 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Morgan Stanley:
China Government International Bond	$17,200	1.07%	9/20/15	1.00%	$(26,482)	$137,396	$(163,878)
Dow Jones CDX IG-16 5-Year Index	18,800	5.87%	6/20/16	5.00%	(516,780)	23,500	(540,280)
Dow Jones MCDX 5-Year Index	18,000	1.65%	12/20/15	1.00%	(389,209)	(918,524)	529,315
France Government Bond	22,300	1.73%	9/20/16	0.25%	(1,498,190)	(1,052,989)	(445,201)
Royal Bank of Scotland:
China Government International Bond	41,500	1.07%	9/20/15	1.00%	(63,895)	379,144	(443,039)
UBS:
SLM	5,000	3.35%	12/20/12	5.00%	121,134	135,674	(14,540)

					$(1,523,675)	$4,858,371	$(6,382,046)

Series M:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Bank of America:
Dow Jones CDX IG-16 5-Year Index	$4,700	1.16%	6/20/16	1.00%	$(27,076)	$12,666	$(39,742)
BNP Paribas:
General Electric	10,000	2.05%	12/20/13	3.80%	407,665	—	407,665
General Electric	75,000	2.05%	12/20/13	4.50%	4,211,717	—	4,211,717
Citigroup:
Dow Jones MCDX 5-Year Index	34,000	1.65%	12/20/15	1.00%	(735,173)	(1,418,290)	683,117
Credit Suisse First Boston:
BP Capital Markets	6,000	1.02%	6/20/15	5.00%	883,140	92,044	791,096
Deutsche Bank:
Dow Jones CDX IG-16 5-Year Index	189,100	1.16%	6/20/16	1.00%	(1,089,383)	393,559	(1,482,942)
Goldman Sachs:
Berkshire Hathaway	2,200	1.01%	9/20/13	0.97%	919	—	919
Berkshire Hathaway	14,600	1.01%	9/20/13	0.98%	9,006	—	9,006
BP Capital Markets	1,100	1.02%	6/20/15	5.00%	161,909	17,777	144,132
California State Municipal Bond	25,000	2.18%	12/20/18	1.60%	(692,462)	—	(692,462)
California State Municipal Bond	11,000	2.18%	12/20/18	1.75%	(218,650)	—	(218,650)
Connecticut State Municipal Bond	9,000	1.59%	3/20/21	1.60%	20,067	—	20,067
Dow Jones MCDX 5-Year Index	40,000	1.65%	12/20/15	1.00%	(864,909)	(1,648,193)	783,284

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 99

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid (Received)	(Depreciation)

JPMorgan Chase:
BP Capital Markets	$1,100	1.02%	6/20/15	5.00%	$161,909	$4,393	$157,516
Morgan Stanley	100	3.65%	6/20/13	1.00%	(4,033)	(11,057)	7,024

					$2,224,646	$(2,557,101)	$4,781,747

Series R:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Bank of America:
France Government Bond	$100	1.61%	12/20/15	0.25%	$(5,317)	$(2,034)	$(3,283)
Japan Government Bond	4,000	0.85%	12/20/15	1.00%	28,470	90,933	(62,463)
MetLife	300	1.96%	9/20/13	1.00%	(4,960)	(14,605)	9,645
Barclays Bank:
Dow Jones CDX EM-15 Index	800	2.58%	6/20/16	5.00%	87,163	108,000	(20,837)
Citigroup:
Dow Jones CDX EM-14 Index	5,800	2.47%	12/20/15	5.00%	599,168	786,320	(187,152)
France Government Bond	2,800	1.53%	6/20/15	0.25%	(124,105)	(59,140)	(64,965)
France Government Bond	4,200	1.69%	6/20/16	0.25%	(262,808)	(181,340)	(81,468)
United Kingdom Gilt	500	0.60%	6/20/15	1.00%	7,852	4,063	3,789
United Kingdom Gilt	800	0.76%	6/20/16	1.00%	9,658	9,928	(270)
Credit Suisse First Boston:
United Kingdom Gilt	300	0.67%	12/20/15	1.00%	4,383	7,037	(2,654)
Deutsche Bank:
American International Group	3,800	2.95%	12/20/13	5.00%	180,739	(389,500)	570,239
Brazilian Government International Bond	2,100	1.63%	6/20/20	1.00%	(98,275)	(69,609)	(28,666)
Dow Jones CDX EM-14 Index	1,100	2.47%	12/20/15	5.00%	113,635	162,900	(49,265)
France Government Bond	600	1.53%	6/20/15	0.25%	(26,594)	(19,657)	(6,937)
Petrobras International	200	0.69%	9/20/12	1.00%	797	(2,481)	3,278
United Kingdom Gilt	2,100	0.60%	6/20/15	1.00%	32,977	16,094	16,883
United Kingdom Gilt	800	0.67%	12/20/15	1.00%	11,688	18,567	(6,879)
HSBC Bank:
Brazilian Government International Bond	3,100	1.12%	6/20/15	1.00%	(9,772)	(31,107)	21,335
Petrobras International	2,000	1.39%	9/20/15	1.00%	(27,363)	(63,728)	36,365
Morgan Stanley:
France Government Bond	1,300	1.69%	6/20/16	0.25%	(81,345)	(56,995)	(24,350)

100 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Royal Bank of Scotland:
Japan Government Bond	$800	0.85%	12/20/15	1.00%	$5,694	$17,977	$(12,283)
UBS:
Dow Jones CDX EM-14 Index	1,400	2.47%	12/20/15	5.00%	144,627	197,400	(52,773)

					$586,312	$529,023	$57,289

*	Unaudited.
(1)	If the Portfolios are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolios could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Interest rate swap agreements outstanding at October 31, 2011:

Series C:
OTC interest rate swaps:
	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid (Received)	(Depreciation)

Bank of America	BRL 200,000	1/2/14	BRL-CDI-Compounded	12.31%	$4,572,720	—	$4,572,720
Bank of America	€27,000	3/16/21	6-Month EUR-LIBOR	3.00%	1,785,524	$891,810	893,714
Barclays Bank	BRL 472,500	1/2/12	BRL-CDI-Compounded	11.65%	8,763,830	(387,938)	9,151,768
Barclays Bank	BRL 169,900	1/2/12	BRL-CDI-Compounded	11.67%	3,260,602	1,379,581	1,881,021
Barclays Bank	MXN 91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	739,098	3,208	735,890

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 101

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid (Received)	(Depreciation)

Deutsche Bank	$98,500	12/16/11	3-Month USD-LIBOR	3.00%	$1,327,211	$2,128,585	$(801,374)
Deutsche Bank	AUD 188,640	12/15/15	6-Month Australian Bank Bill	5.00%	2,726,379	(2,459,890)	5,186,269
Deutsche Bank	€31,000	3/16/21	6-Month EUR-LIBOR	3.00%	2,050,046	1,061,853	988,193
Goldman Sachs	BRL 281,400	1/2/12	BRL-CDI-Compounded	10.73%	1,738,461	20,342	1,718,119
Goldman Sachs	BRL 53,500	1/2/12	BRL-CDI-Compounded	11.67%	1,026,735	264,164	762,571
Goldman Sachs	£127,900	3/21/22	6-Month GBP-LIBOR	3.00%	3,301,819	5,572,397	(2,270,578)
HSBC Bank	BRL 100,000	1/2/12	BRL-CDI-Compounded	10.61%	440,900	(135,865)	576,765
HSBC Bank	BRL 171,900	1/2/12	BRL-CDI-Compounded	11.67%	3,298,986	1,337,006	1,961,980
HSBC Bank	BRL 195,300	1/2/14	BRL-CDI-Compounded	12.12%	4,697,703	360,272	4,337,431
HSBC Bank	MXN 2,250,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	1,099,817	666,135	433,682
JPMorgan Chase	BRL 46,900	1/2/12	BRL-CDI-Compounded	11.65%	869,892	(31,399)	901,291
JPMorgan Chase	€4,000	9/16/19	6-Month EUR-LIBOR	4.00%	655,077	74,053	581,024
Morgan Stanley	MXN 1,500,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	733,212	373,129	360,083

					$43,088,012	$11,117,443	$31,970,569

Centrally cleared interest rate swaps:
	Notional		Rate Type
	Amount	Termination	Payments	Payments	Market	Unrealized
Broker	(000s)	Date	Made	Received	Value	Depreciation

Barclays Bank (CME)	$8,500	12/21/16	3-Month USD-LIBOR	2.25%	$366,305	$(33,195)

Series M:
OTC interest rate swaps:
	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid (Received)	(Depreciation)

Bank of America	MXN 40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	$415,760	—	$415,760
Barclays Bank	BRL 150,000	1/2/12	BRL-CDI-Compounded	11.65%	2,782,168	$(124,590)	2,906,758
Barclays Bank	BRL 145,300	1/2/13	BRL-CDI-Compounded	12.29%	3,361,044	438,901	2,922,143
Barclays Bank	MXN 189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	1,009,280	(35)	1,009,315
HSBC Bank	BRL 150,000	1/2/12	BRL-CDI-Compounded	11.65%	2,782,168	(140,499)	2,922,667
HSBC Bank	MXN 99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	526,820	(6,854)	533,674
HSBC Bank	£112,800	3/21/22	6-Month GBP-LIBOR	3.00%	2,912,003	4,894,452	(1,982,449)

					$13,789,243	$5,061,375	$8,727,868

102 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

Series R:
OTC interest rate swaps:
	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid (Received)	(Depreciation)

Barclays Bank	BRL 6,100	1/2/13	BRL-CDI-Compounded	12.28%	$141,104	$23,354	$117,750
BNP Paribas	BRL 3,200	1/2/13	BRL-CDI-Compounded	11.88%	54,538	(15,091)	69,629
BNP Paribas	€4,000	10/15/16	France CPI Index	1.85%	(54,383)	(1,367)	(53,016)
Deutsche Bank	$6,500	12/21/41	4.00%	3-Month USD-LIBOR	(1,349,725)	(1,349,725)	—
HSBC Bank	BRL 3,600	1/2/12	BRL-CDI-Compounded	11.14%	42,851	13,811	29,040
HSBC Bank	BRL 23,400	1/2/12	BRL-CDI-Compounded	11.36%	246,839	4,483	242,356
HSBC Bank	BRL 5,400	1/2/12	BRL-CDI-Compounded	11.67%	103,633	43,235	60,398
JPMorgan Chase	BRL 3,000	1/2/12	BRL-CDI-Compounded	11.25%	(3,105)	(77)	(3,028)
JPMorgan Chase	BRL 1,100	1/2/13	BRL-CDI-Compounded	12.17%	23,670	4,672	18,998
Morgan Stanley	BRL 7,700	1/2/12	BRL-CDI-Compounded	10.12%	(163,617)	(137,054)	(26,563)
Morgan Stanley	BRL 7,200	1/2/12	BRL-CDI-Compounded	11.29%	(4,830)	(7,640)	2,810
Morgan Stanley	BRL 3,800	1/2/12	BRL-CDI-Compounded	11.29%	(2,549)	(416)	(2,133)
Morgan Stanley	BRL 1,100	1/2/12	BRL-CDI-Compounded	12.54%	36,011	(3,176)	39,187
Morgan Stanley	BRL 3,200	1/2/13	BRL-CDI-Compounded	11.98%	59,228	—	59,228
UBS	BRL 600	1/2/13	BRL-CDI-Compounded	12.07%	12,022	1,103	10,919
UBS	BRL 3,300	1/2/13	BRL-CDI-Compounded	12.07%	66,122	(11,616)	77,738

					$(792,191)	$(1,435,504)	$643,313

Centrally cleared interest rate swaps:
	Notional		Rate Type
	Amount	Termination	Payments	Payments	Market	Unrealized
Broker	(000s)	Date	Made	Received	Value	Depreciation

Credit Suisse (CME)	$4,100	10/13/16	1.80%	3-Month USD-LIBOR	$(104,838)	$(25,883)

At October 31, 2011 Series C, Series M and Series R pledged cash collateral of $45,000, $1,000 and $3,000, respectively, for centrally cleared interest rate swaps.

AUD – Australian Dollar
BRL – Brazilian Real
CDI – Inter-Bank Deposit Certificate
CDX – Credit Derivatives Index
CME – Chicago Mercantile Exchange
EUR/€ – Euro
GBP/£ – British Pound
LIBOR – London Inter-Bank Offered Rate
MCDX – Municipal Bond Credit Derivative Index
MXN – Mexican Peso
TIIE – Inter-Bank Equilibrium Interest Rate

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 103

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

(e) Forward foreign currency contracts outstanding at October 31, 2011:

Series C:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2011	(Depreciation)

Purchased:
323,518,129 Brazilian Real settling 11/3/11	Barclays Bank	$170,452,123	$188,437,038	$17,984,915
79,389,000 Canadian Dollar settling 11/17/11	Barclays Bank	77,891,535	79,618,886	1,727,351
10,826,000 Canadian Dollar settling 11/17/11	Credit Suisse First Boston	10,693,296	10,857,349	164,053
57,571,000 Canadian Dollar settling 11/17/11	Royal Bank of Canada	57,186,421	57,737,708	551,287
511,455,000 Chilean Peso settling 3/15/12	UBS	943,731	1,027,496	83,765
97,545,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	15,143,317	15,349,677	206,360
578,502,470 Chinese Yuan Renminbi settling 11/15/11	Citigroup	89,752,438	91,033,127	1,280,689
215,000,000 Chinese Yuan Renminbi settling 6/1/12	Citigroup	33,630,533	33,913,689	283,156
405,073,050 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	62,520,921	63,800,269	1,279,348
108,600,000 Chinese Yuan Renminbi settling 6/1/12	Deutsche Bank	17,025,176	17,130,357	105,181
89,000,000 Chinese Yuan Renminbi settling 8/5/13	Deutsche Bank	14,208,174	14,157,926	(50,248)
165,558,212 Chinese Yuan Renminbi settling 6/1/12	Goldman Sachs	25,904,899	26,114,836	209,937
80,000,000 Chinese Yuan Renminbi settling 11/15/11	HSBC Bank	12,460,089	12,588,797	128,708
222,600,000 Chinese Yuan Renminbi settling 6/1/12	HSBC Bank	34,855,487	35,112,499	257,012
185,147,000 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	28,825,627	29,134,725	309,098
1,290,624,515 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	198,225,163	203,277,389	5,052,226
62,778,288 Chinese Yuan Renminbi settling 6/1/12	JPMorgan Chase	9,827,534	9,902,527	74,993
19,791,480 Chinese Yuan Renminbi settling 11/15/11	Royal Bank of Scotland	3,058,489	3,114,387	55,898
64,000,000 Chinese Yuan Renminbi settling 8/5/13	Royal Bank of Scotland	10,174,881	10,180,980	6,099
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Royal Bank of Scotland	18,792,436	18,405,382	(387,054)
69,000,000 Chinese Yuan Renminbi settling 8/5/13	UBS	10,993,388	10,976,369	(17,019)

104 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2011	(Depreciation)

5,128,000 Euro settling 11/18/11	Citigroup	$7,044,232	$7,094,465	$50,233
1,118,013,459 Indian Rupee settling 7/12/12	UBS	24,168,038	22,326,803	(1,841,235)
210,698,000 Malaysian Ringgit settling 4/23/12	UBS	69,755,043	68,292,588	(1,462,455)
2,363,582,959 Mexican Peso settling 11/18/11	Citigroup	198,757,399	177,106,904	(21,650,495)
1,449,524 Mexican Peso settling 11/18/11	Deutsche Bank	123,259	108,615	(14,644)
1,859,170,779 Mexican Peso settling 3/15/12	HSBC Bank	137,039,278	137,829,873	790,595
1,616,491,361 Mexican Peso settling 3/15/12	JPMorgan Chase	120,938,105	119,838,803	(1,099,302)
1,161,393,133 Mexican Peso settling 11/18/11	Morgan Stanley	98,115,497	87,024,973	(11,090,524)
2,366,602 Mexican Peso settling 11/18/11	UBS	178,228	177,333	(895)
314,307,000 Norwegian Krone settling 12/9/11	Citigroup	53,198,184	56,333,259	3,135,075
314,307,000 Norwegian Krone settling 12/9/11	UBS	53,371,880	56,333,259	2,961,379
1,649,149,500 Philippines Peso settling 11/15/11	Barclays Bank	37,165,308	38,653,621	1,488,313
526,700,000 Philippines Peso settling 11/15/11	Citigroup	11,881,344	12,345,067	463,723
800,448,000 Philippines Peso settling 3/15/12	Citigroup	18,417,044	18,671,090	254,046
642,000,000 Philippines Peso settling 3/15/12	JPMorgan Chase	14,753,509	14,975,164	221,655
16,943,410,000 South Korean Won settling 11/14/11	Citigroup	15,484,747	15,275,343	(209,404)
15,000,000,000 South Korean Won settling 11/14/11	Goldman Sachs	13,731,234	13,523,260	(207,974)
105,260,000,000 South Korean Won settling 11/14/11	JPMorgan Chase	98,513,888	94,897,223	(3,616,665)
6,038,847 Taiwan Dollar settling 1/11/12	Citigroup	210,523	202,178	(8,345)

Sold:
89,706,000 Australian Dollar settling 12/1/11	Goldman Sachs	90,844,369	94,208,087	(3,363,718)
323,518,129 Brazilian Real settling 1/4/12	Barclays Bank	168,657,142	185,793,559	(17,136,417)
323,518,129 Brazilian Real settling 11/3/11	HSBC Bank	197,870,415	188,437,038	9,433,377

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 105

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2011	(Depreciation)

20,269,000 British Pound settling 12/8/11	Citigroup	$32,463,236	$32,578,565	$(115,329)
3,481,000 British Pound settling 12/8/11	Royal Bank of Canada	5,501,790	5,595,046	(93,256)
125,027,000 Euro settling 11/18/11	Credit Suisse First Boston	179,876,345	172,971,852	6,904,493
197,220,000 Euro settling 11/18/11	JPMorgan Chase	284,102,210	272,849,133	11,253,077
12,936,718 Mexican Peso settling 11/18/11	Citigroup	992,668	969,368	23,300
1,859,170,779 Mexican Peso settling 11/18/11	HSBC Bank	138,434,161	139,310,524	(876,363)
1,656,684,721 Mexican Peso settling 11/18/11	JPMorgan Chase	125,304,098	124,137,933	1,166,165
334,010 Singapore Dollar settling 12/9/11	Deutsche Bank	276,316	266,186	10,130

				$4,674,295

Series M:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2011	(Depreciation)

Purchased:
7,445,000 Canadian Dollar settling 11/17/11	Deutsche Bank	$7,412,312	$7,466,559	$54,247
40,003,000 Canadian Dollar settling 11/17/11	UBS	37,671,723	40,118,836	2,447,113
24,244,000 Euro settling 11/2/11	Citigroup	34,377,992	33,546,423	(831,569)
227,000 Euro settling 1/17/12	Royal Bank of Canada	312,278	313,937	1,659
1,127,300,000 Indian Rupee settling 7/12/12	UBS	24,368,785	22,512,256	(1,856,529)
4,112,186 Mexican Peso settling 11/18/11	Deutsche Bank	349,676	308,133	(41,543)
101,571,654 Mexican Peso settling 3/15/12	HSBC Bank	7,486,836	7,530,028	43,192
96,142,888 Mexican Peso settling 11/18/11	Morgan Stanley	8,052,505	7,204,134	(848,371)
1,316,580 Mexican Peso settling 11/18/11	UBS	99,151	98,653	(498)
27,960,500,000 South Korean Won settling 2/27/12	UBS	26,180,243	25,053,401	(1,126,842)

106 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2011	(Depreciation)

Sold:
28,011,000 Australian Dollar settling 11/10/11	Citigroup	$27,382,433	$29,492,021	$(2,109,588)
3,110,000 British Pound settling 12/8/11	Barclays Bank	4,868,005	4,998,734	(130,729)
5,882,000 British Pound settling 12/8/11	Citigroup	9,420,729	9,454,197	(33,468)
39,252,000 Canadian Dollar settling 11/17/11	Citigroup	37,375,616	39,365,662	(1,990,046)
22,610,000 Canadian Dollar settling 11/17/11	Deutsche Bank	22,758,439	22,675,471	82,968
3,238,000 Canadian Dollar settling 11/17/11	Goldman Sachs	3,129,833	3,247,376	(117,543)
90,369,000 Canadian Dollar settling 11/17/11	Morgan Stanley	91,251,217	90,630,681	620,536
109,592,000 Canadian Dollar settling 11/17/11	Royal Bank of Canada	110,673,679	109,909,345	764,334
4,062,000 Canadian Dollar settling 11/17/11	UBS	3,907,185	4,073,762	(166,577)
11,058,000 Euro settling 1/17/12	Barclays Bank	15,188,163	15,293,045	(104,882)
24,244,000 Euro settling 11/2/11	Citigroup	33,643,763	33,546,423	97,340
24,244,000 Euro settling 12/2/11	Citigroup	34,367,228	33,536,241	830,987
10,406,000 Euro settling 1/17/12	Deutsche Bank	14,354,609	14,391,339	(36,730)
101,571,654 Mexican Peso settling 11/18/11	HSBC Bank	7,563,042	7,610,920	(47,878)

				$(4,500,417)

Series R:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2011	(Depreciation)

Purchased:
1,158,931 Brazilian Real settling 11/3/11	Barclays Bank	$701,235	$675,033	$(26,202)
140,000 Brazilian Real settling 11/3/11	HSBC Bank	87,664	81,544	(6,120)
140,000 Brazilian Real settling 11/3/11	Morgan Stanley	88,535	81,545	(6,990)
162,631 Brazilian Real settling 1/4/12	Morgan Stanley	84,409	93,397	8,988
607,000 Canadian Dollar settling 11/17/11	UBS	604,340	608,758	4,418
274,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	42,646	43,117	471
13,437,900 Chinese Yuan Renminbi settling 6/1/12	Barclays Bank	2,100,000	2,119,668	19,668

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 107

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2011	(Depreciation)

1,649,062 Chinese Yuan Renminbi settling 11/15/11	Citigroup	$253,838	$259,496	$5,658
5,000,000 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	771,724	787,516	15,792
1,025,572 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	159,578	161,384	1,806
13,350,060 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	2,049,615	2,102,676	53,061
855,000 Euro settling 11/2/11	Citigroup	1,212,390	1,183,063	(29,327)
370,522,870 Indian Rupee settling 7/12/12	UBS	8,009,574	7,399,367	(610,207)
9,187,200,000 Indonesian Rupiah settling 1/31/12	UBS	1,026,503	1,027,981	1,478
92,138,090 Philippines Peso settling 11/15/11	Barclays Bank	2,076,436	2,159,580	83,144
29,400,000 Philippines Peso settling 11/15/11	Citigroup	663,208	689,093	25,885
136,361,000 Philippines Peso settling 3/15/12	Citigroup	3,117,535	3,180,729	63,194
700,000 Singapore Dollar settling 12/9/11	Royal Bank of Scotland	579,183	557,858	(21,325)
2,919,840 Singapore Dollar settling 12/9/11	UBS	2,423,311	2,326,934	(96,377)
12,031,765,500 South Korean Won settling 11/14/11	JPMorgan Chase	11,290,012	10,847,247	(442,765)

Sold:
28,941,000 Australian Dollar settling 12/1/11	JPMorgan Chase	29,317,233	30,393,466	(1,076,233)
321,100 Brazilian Real settling 11/3/11	Citigroup	198,394	187,029	11,365
955,200 Brazilian Real settling 11/3/11	Deutsche Bank	587,093	556,368	30,725
162,631 Brazilian Real settling 11/3/11	Morgan Stanley	85,326	94,727	(9,401)
837,000 British Pound settling 12/8/11	Citigroup	1,321,366	1,345,318	(23,952)
12,686,000 British Pound settling 12/8/11	Goldman Sachs	19,731,644	20,390,334	(658,690)
3,712,000 British Pound settling 12/8/11	JPMorgan Chase	5,917,622	5,966,335	(48,713)
141,000 British Pound settling 12/8/11	Royal Bank of Canada	222,854	226,631	(3,777)
3,331,000 British Pound settling 12/8/11	UBS	5,309,301	5,353,949	(44,648)
48,524,000 Euro settling 12/13/11	Barclays Bank	67,238,736	67,118,442	120,294
855,000 Euro settling 12/2/11	Citigroup	1,212,010	1,182,704	29,306

108 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2011	(Depreciation)

195,000 Euro settling 12/13/11	Citigroup	$268,626	$269,724	$(1,098)
855,000 Euro settling 1/17/12	Credit Suisse First Boston	1,176,749	1,182,452	(5,703)
855,000 Euro settling 11/2/11	Deutsche Bank	1,177,882	1,183,063	(5,181)
210,000 Euro settling 12/13/11	Morgan Stanley	292,723	290,472	2,251
15,129,000 Euro settling 12/13/11	UBS	20,667,575	20,926,447	(258,872)
1,739,250,000 South Korean Won settling 11/14/11	Barclays Bank	1,500,000	1,568,022	(68,022)
1,951,600,000 South Korean Won settling 11/14/11	Morgan Stanley	1,700,000	1,759,466	(59,466)

				$(3,025,565)

At October 31, 2011, Series C, Series M and Series R pledged $29,288,979, $21,360,725 and $8,916,053, respectively, in market value of U.S. Treasury Bills and U.S. Treasury Inflation Indexed Bonds as collateral for derivatives and delayed-delivery securities.

At October 31, 2011, Series R held $3,020,000 in principal value of U.S. Treasury Bills and Series C, Series M and Series R held $74,025,000, $19,965,000 and $1,245,000, respectively, in cash as collateral for derivatives and delayed-delivery securities. Cash collateral held may be invested in accordance with the Portfolios’ investment strategies. Securities held as collateral will not be pledged and are not reflected in the Schedules of Investments.

(f) Open reverse repurchase agreements at October 31, 2011:

Series C:
Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal

UBS	(1.25)%	9/28/11	9/27/13	$1,423,318	$1,425,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2011 for Series C and Series M was $9,943,981 and $89,351,000 at a weighted average interest rate of 0.33% and 0.22%, respectively. For Series C, the total market value of underlying collateral (refer to the Schedules of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at October 31, 2011 was $1,713,750. There were no open reverse repurchase agreements for Series M at October 31, 2011.

At October 31, 2011, Series C held $330,000 in principal value of Corporate Notes as collateral for reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

6. Income Tax Information
For the year ended October 31, 2011, the tax character of dividends paid was as follows:

	Ordinary	Long-Term
	Income*	Capital Gains

Series C	$345,695,080	$71,812,064
Series M	162,352,759	39,204,840
Series R	48,424,356	459,634

*	Inclusive of short-term capital gains, if any.

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 109

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

6. Income Tax Information (continued)

For the year ended October 31, 2010, the tax character of dividends was as follows:

	Ordinary	Long-Term
	Income*	Capital Gains

Series C	$498,140,712	$34,775,505
Series M	201,758,229	—
Series R	16,127,915	820,441

*	Inclusive of short-term capital gains, if any.

At October 31, 2011, the components of distributable earnings were as follows.

	Ordinary	Capital Loss
	Income	Carryforwards†

Series C	$7,742,794	$49,933,208
Series M	40,923,624	129,279,214
Series R	48,210,628	—

†	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At October 31, 2011, the Portfolios had capital loss carryforwards expiring in the following years.

	2012	2013	2014	2015	2016	2017	2018	2019

Series C	$—	$—	$—	$—	$—	$—	$—	$49,933,208
Series M	—	—	—	—	—	—	—	129,279,214
Series R	—	—	—	—	—	—	—	—

For the year ended October 31, 2011, permanent “book-tax” adjustments were as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Loss

Series C (a)(b)(c)(d)	$32,425,661	$(32,425,661)

Series M (a)(b)(c)(d)	19,780,090	(19,780,090)

Series R (a)(b)(c)(e)(f)	3,111,475	(3,111,475)

These permanent “book-tax” differences were primarily attributable to:

(a) Differing treatment of swap payments.
(b) Reclassification of gains and losses on foreign currency transactions.
(c) Differing treatment of Mortgage-Backed Securities.
(d) Reclassification of dividends.
(e) Differing treatment of foreign inflation protected securities.
(f) Disallowed deflation adjustments on Treasury Inflation Protected (TIPs) securities.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

110 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2011

6. Income Tax Information (continued)

		Gross	Gross
	Cost of	Unrealized	Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Appreciation

Series C	$3,852,918,080	$294,401,572	$75,051,980	$219,349,592
Series M	4,939,613,369	227,093,085	116,287,315	110,805,770
Series R	879,961,004	20,449,844	8,286,309	12,163,535

The difference between book and tax cost basis is primarily attributable to wash sales.

7. Subsequent Events
On December 16, 2011, the following dividends were paid to shareholders of record on December 15, 2011:

		Short-Term
	Income	Capital Gains

Series C	$0.02560	N/A
Series M	0.11910	N/A
Series R	0.11748	$1.05283

It is anticipated that Paul Belica will retire from the Trust’s Board as a Trustees on December 31, 2011.

Management has evaluated the possibility of subsequent events and has determined there are no additional subsequent events requiring disclosure.

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 111

Allianz Global Investors Managed Accounts Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Allianz Global Investors Managed Accounts Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Series C, Fixed Income SHares: Series M and Fixed Income SHares: Series R (constituting Allianz Global Investors Managed Accounts Trust, hereafter referred to as the “Portfolios”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 23, 2011

112 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust
Change to Board of Trustees/Tax Information
(unaudited)

Change to Board of Trustees:

Effective March 7, 2011, the Board of Trustees appointed Deborah A. Zoullas as a Trustee.

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified within 60 days of the Portfolios’ fiscal year ended October 31, 2011, of certain tax attributes of distributions made by each Portfolio.

Dividends for the tax year ended October 31, 2011 were as follows:

15% Long-Term
Capital Gains

Series C	$71,812,064
Series M	39,204,840
Series R	459,634

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Series C, Series M and Series R designate 0.04%, 1.05% and 0.03%, respectively, of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

Series C, Series M and Series R designate 0.04%, 1.05% and 0.03%, respectively, of ordinary dividends paid (or the maximum amount allowable as qualifying for the Dividends Received Deduction.

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on the shareholders’ 2011 federal income tax return and may differ from the amount which must be reported in connection with the Portfolios’ tax year ended October 31, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios.

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 113

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C, M, R
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
(unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Trust’s Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Manager and the Portfolio Management Agreements (the “PIMCO Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Agreements”) between the Investment Manager and PIMCO (the “Sub-Adviser”), with respect to Fixed Income SHares: Series C, Fixed Income SHares: Series M and Fixed Income SHares: Series R (collectively, the “Portfolios”) of the Trust. The Trustees met on June 14 – 15, 2011 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Agreements should be approved with respect to the Portfolios for a one-year period commencing July 1, 2011.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the applicable Agreements.

The Trustees noted that they held a meeting of the Independent Trustees and Ms. Cogan, without management present prior to the meeting, to review the items requested of the Investment Manager by Ms. Cogan on behalf of the Independent Trustees and management’s written responses thereto. They noted that they and/or Ms. Cogan had several follow up telephone calls with members of the Investment manager’s Legal and Fund Administration teams, certain of which were also attended by Mr. Sullivan of Ropes & Gray LLC, where they requested further responses and clarifications. Ms. Cogan noted that the Investment Manager provided all the materials that had been requested.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager, which included, among other items: (i) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, as applicable, (ii) the estimated profitability to the Investment Manager and its affiliates from their relationships with the Portfolios for the one-year period ended March 31, 2011, (iii) descriptions of various functions performed by the Investment Manager, its affiliates and the Sub-Adviser for the Portfolios, such as compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Portfolios.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

In determining to approve the continuation of the Agreements, the Trustees had met periodically with relevant investment advisory personnel from the Investment Manager and the Sub-Adviser and considered information relating to personnel providing services under the applicable Agreements. They noted that the information considered included the education and experience of the personnel providing services, including the education and experience of the personnel providing services, including the education and experience of the investment professionals on the team of investment professionals managing the Portfolios. The Trustees also took into account the time and attention that had been devoted by senior management to the Portfolios and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Portfolios and concluded that the human resources devoted by the Investment Manager and the Sub-Adviser to the Portfolios were appropriate to fulfill effectively the duties of the Investment Manager and Sub-Adviser under the applicable Agreements. The Trustees also considered the business reputation of the Investment Manager and Sub-Adviser since their inception, their significant financial resources, the Investment Manager’s and Sub-Adviser’s experience in managing the Portfolios, including their professional liability insurance coverage and the Investment

114 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C, M, R
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
(unaudited) (continued)

Manager’s and Sub-Adviser’s assets under management and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable Agreements.

The Trustees received information concerning the investment philosophy and investment process applied by the Investment Manager and the Sub-Adviser in managing the Portfolios, as described in the Portfolios’ Prospectus. The Trustees considered the Investment Manager’s and Sub-Adviser’s in-house research capabilities, including their ongoing forecasting of industry, sector and overall market movements, interest rates and the development of their ongoing outlook on the global economy, as well as other resources available to the Investment Manager’s and Sub-Adviser’s personnel, including research services available to the Investment Manager and the Sub-Adviser as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Trustees concluded that the Investment Manager’s and Sub-Adviser’s investment process, research capabilities and philosophy, as overseen by the Investment Manager, continue to be well suited to the Portfolios, given each Portfolio’s investment objectives and policies.

The Trustees considered the scope of the services provided by the Investment Manager and Sub-Adviser to the Portfolios under the Agreements, respectively, relative to services provided by third parties to other mutual funds and relative to services provided by the Investment Manager and Sub-Adviser to their other advisory clients. The Trustees noted that the Investment Manager’s and Sub-Adviser’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure the Portfolios’ compliance with applicable regulations and policies including the functions of its Chief Compliance Officer and the implementation of compliance policies and procedures. The Trustees apprised themselves and took account of past claims made by regulators and others against affiliates of the Investment Manager and the steps taken to address those matters. The Trustees concluded that the scope of the Investment Manager’s and Sub-Adviser’s services to the Portfolios, as described above, was consistent with the Portfolios’ operational requirements, including, in addition to the applicable investment objectives, compliance with the Portfolios’ investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of the Investment Manager and Sub-Adviser designed to fulfill their fiduciary duty to the Portfolios with respect to possible conflicts of interest, including their codes of ethics, the procedures by which the Investment Manager and Sub-Adviser allocate trades among their various investment advisory clients and the integrity of the systems in place to ensure compliance with the foregoing. The Trustees also confirmed information concerning standards of the Investment Manager and Sub-Adviser with respect to the execution of the Portfolios’ transactions. The information considered by the Trustees included information regarding the Investment Manager and the Sub-Adviser, their personnel, policies and practices included in each of their respective Forms ADV.

The Trustees also considered the performance of the Portfolios compared with similar accounts managed by the Sub-Adviser. The Trustees noted that the Portfolios do not align closely with any particular account or fund managed by the Sub-Adviser but that management had provided information for various funds/accounts managed by the Sub-Adviser that are similar to various investment components represented in the Portfolios. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager at the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Portfolio’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolios.

In Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees are payable under either of the Agreements with the Investment Manager or the Sub-Adviser. The Trustees did consider, however, the amounts paid by the sponsors of the “wrap” programs to the Investment Manager’s affiliate, Allianz Global Investors Managed Accounts LLC, with respect to the Trust, as well as the fees “imputed” to the Investment Manager and the Sub-Adviser for purposes of arriving at an estimate of profitability arising from the Investment Manager’s and its affiliates’ relationships with the Trust. The Trustees determined that such profitability did not appear to be excessive. Because the Portfolios do not pay fees directly, the Trustees did not consider the extent to which economies of scale would be realized due to the potential growth of assets in the Portfolios or whether fee levels reflect economies of scale for the Portfolios’ shareholders.

The Trustees considered the fact that the Investment Manager and the Sub-Adviser may benefit from their relationship with the sponsors of wrap programs for which the Portfolios are an investment option. They noted such benefits include

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 115

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C, M, R
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
(unaudited) (continued)

the receipt by their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account so-called “fallout benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as investment adviser and the fact that the Investment Manager and the Sub-Adviser receive services from brokers who execute portfolio transactions for the Portfolios.

After reviewing these and other factors described herein deemed to be material, including that no fees are payable under the Agreements, the Trustees concluded with respect to each Portfolio, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the nature and quality of the services being provided by the Investment Manager and the Sub-Adviser to the Portfolios are reasonable, and that the Agreements should be continued for an additional year commencing July 1, 2011.

The Trustees also considered the proposed continuance of the Distribution Agreement with Allianz Global Investors Distributors LLC and Administration Agreement with the Investment Manager in reference to information provided by management with the contract review materials, noting, among other factors, that the Portfolios do not bear any direct fees or expenses under these agreements.

Based on the foregoing, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, to continue to engage the Investment Manager and Sub-Adviser to serve as investment advisers for the Portfolios under each applicable Agreement.

116 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust
Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Portfolios or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 117

Allianz Global Investors Managed Accounts Trust Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Portfolios, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Trustee/Director of 58 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica Date of Birth: 9/27/21 Trustee since: 2000 Trustee/Director of 58 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Bradford K. Gallagher
Date of Birth: 2/28/44
Trustee since: 2010
Trustee/Director of 58 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex
Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).	Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006).
James A. Jacobson Date of Birth: 2/3/45 Trustee since: 2009 Trustee/Director of 58 funds in Fund Complex Trustee/Director of 16 funds in the Alpine Mutual Funds Complex	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.
John C. Maney† Date of Birth: 8/3/59 Trustee since: 2006 Trustee/Director of 80 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.
William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2006 Trustee/Director of 58 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Alan Rappaport Date of Birth: 3/13/53 Trustee since: 2010 Trustee/Director of 58 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).
Deborah A. Zoullas Date of Birth: 11/13/52 Trustee since: 2011 Trustee/Director of 58 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Portfolios’ Investment Manager and various affiliated entities.

118 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Allianz Global Investors Managed Accounts Trust Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held
with Portfolios.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2004	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2004	Senior Vice President and Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.
Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 80 funds in the Funds Complex and The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).
Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President, Allianz Global Investors of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

10.31.11 ï Allianz Global Investors Managed Accounts Trust Annual Report 119

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120 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.11

Trustees	Portfolio Officers

Hans W. Kertess Chairman of the Board of Trustees Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport Deborah A. Zoullas	Brian S. Shlissel
  President & Chief Executive Officer
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Vice President, Secretary & Chief Legal Officer
Scott Whisten
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Orhan Dzemaili
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC
1633 Broadway
New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services-Midwest
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1100 Walnut, Suite 1300
Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of Allianz Global Investors Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any securities mentioned in this report.

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Receive this report electronically and eliminate paper mailings.
To enroll, go to www.allianzinvestors.com/edelivery.

AZ080AR_103111

AGI-2011-10-28-2063

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.
(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item. Effective December 31, 2011, Paul Belica will retire from the Trust’s Board.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $195,000 in 2010 and $170,775 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2010 and $0 in 2011.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $57,500 in 2010 and $65,720 in 2011. These services consisted of review or preparation of U.S. federal, state, local, excise tax returns, and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Global Investors Managed Accounts Trust (The “Trust”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST
On an annual basis, the Trust’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Trust will also require the separate written pre-approval of the President of the Trust, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Trust financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Accounting consultations
Trust merger support services
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Trust merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Trust’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Trust
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Trust or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Trust and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $3,243,021 and the 2011 Reporting Period was $5,818,313.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
Disclosure not required for open-end investment management companies.
ITEM 6. INVESTMENTS
(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Disclosure not required for open-end investment management companies.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Disclosure not required for open-end investment management companies.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
Disclosure not required for open-end investment management companies.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(a) (3) Not applicable
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Allianz Global Investors Managed Accounts Trust

By:	/s/ Brian S. Shlissel President and Chief Executive Officer	`
Date: January 6, 2012

By:	/s/ Lawrence G. Altadonna Treasurer, Principal Financial &
Accounting Officer
Date: January 6, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel President and Chief Executive Officer
Date: January 6, 2012

By:	/s/ Lawrence G. Altadonna Treasurer, Principal Financial &
Accounting Officer
Date: January 6, 2012